[LOGO]
                                                              [PHOTO]

     Annual Report July 31, 1999

                                   EATON VANCE
                                                                         Arizona
       [PHOTO]                     MUNICIPALS
                                                                        Colorado
                                      TRUST
                                                                     Connecticut
                     Global Management-Global Distribution
                                                                        Michigan

                                                                       Minnesota

                                                                      New Jersey

                                                                    Pennsylvania

       [PHOTO]                                                             Texas

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999
LETTER TO SHAREHOLDERS

[PHOTO]
Thomas J. Fetter
President

The first six months of 1999 proved to be increasingly challenging for the municipal market. At the outset, continued low inflation provided a fairly positive environment for the tax-exempt sector. The U.S. economy grew 4.6% in the first quarter before posting a more moderate 2.3% growth rate in the second quarter. Inflation appeared to remain fairly well in check, although rising energy prices and labor cost pressures caught the eye of the Federal Reserve. In late June, the Fed raised its Federal Funds rate - a key short-term interest rate barometer - by 25 basis points (.25%), the first such increase since February 1995. Then in late August, the Fed raised the rate another .25%, bringing the Fed funds rate to 5.25%.

Municipal bonds gained ground on Treasuries in the first quarter of 1999, as supply pressures, which weighed so heavily on the municipal market in 1998, eased somewhat early in the year. In June and July, however, the municipal market encountered some turmoil amid uncertainty about possible Federal Reserve actions as well as confusion over tax proposals pending in Congress. For the six months ended July 31, 1999, the Lehman Brothers Municipal Bond Index - a widely recognized, unmanaged index of municipal bonds - posted a return of 1.83%.*

Municipal bonds remain an undervalued asset class...

Municipal bonds remained significantly undervalued relative to Treasury bonds. The numbers are most compelling. At July 31, the ratio of municipal yields to Treasury yields was 91% - very high by historical standards. Market anomalies such as this often create unusual opportunities. Indeed, considering their tax-exempt status, municipal bonds appear to be an excellent bargain for income-oriented investors.

--------------------------------------------------------
     Municipal bonds yield 91% of Treasury yields

30-Year AAA-rated General
  Obligation (G0) Bonds*             5.55%

Taxable equity yield
  in 36% tax bracket                 8.67%

30-Year Treasury bond                6.10%


Principal and interest payments of Treasury securities are guaranteed by the U.S. Government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds' yield. Statistics as of July 31, 1999.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

--------------------------------------------------------

With the 2000 elections nearing, tax reform has become a political football...

Once again, the prospects of lower taxes are threatened by a political stalemate in Washington. The administration has threatened to veto recent tax cuts passed by Congress. Meanwhile, taxpayers continue to bear the burden of high taxes while facing the challenge of paying for college tuition, caring for elderly parents, or trying to plan for retirement.

At Eaton Vance, we believe that, amid rising surpluses and modest inflation pressures, the outlook for municipal bonds is quite favorable. And, at their recent levels, municipal bonds remain an especially attractive fixed-income alternative. In this uncertain climate, municipals represent a prudent way to diversify one's investment portfolio while lowering one's tax burden. We believe that municipals merit strong consideration from today's tax-conscious investors.

                                                  Sincerely,

                                                  /s/ Thomas J. Fetter
                                                  Thomas J. Fetter,
                                                  President
                                                  September 9, 1999


*It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELDS WILL
                                    CHANGE.
--------------------------------------------------------------------------------

EATON VANCE ARIZONA MUNICIPALS FUND AS OF JULY 31, 1999
INVESTMENT UPDATE

[PHOTO]
Cynthia J. Clemson
Portfolio Manager

The Economy
--------------------------

- With strong consumer spending and a housing boom fueling the economy, Arizona continued to experience robust growth, according to data available through the first quarter 1999. Total housing permits, which have hit new highs each month, increased by 21% from first quarter 1998.

- Consumer spending remained vigorous, made possible by a combination of factors, including increasing real wages and low interest rates. Retail sales have been rising at a 7-8% annual rate, with apparel and accessories stores showing the largest gains. Consumer confidence levels are at record highs, although forecasters predict a drop-off in the coming year.

- Exports improved significantly over last year's performance, thanks to a strong fourth quarter of 1998, in which total exports rose 27.5%. While exports to Latin American markets remained weak, the Mexican market appeared to be reinvigorated, as pressures eased on the peso and gross domestic product picked up momentum.

Management Update
--------------------------

- With muni yields dramatically higher in the first half of 1999, management focused on identifying bonds or specific lots of bonds that could be sold at a loss and using the proceeds to purchase more desirable bonds. This investment strategy allowed management to realize a capital loss the Fund can use in the future to offset gains it might have, thereby lowering tax liability.

- Emphasis on call protection has remained an important component of management's strategy. Management continually strives to improve the call characteristics of in the Portfolio whenever possible.

- Credit quality spreads remained narrow in the first half of 1999. Management used this opportunity to look for ways to increase the Portfolio's overall credit quality.

 The Fund
--------------------------

- During the year ended July 31, 1999, the Fund's Class A and Class B shares had total returns of 1.5% and 0.7%, respectively.(1) For Class A, this return resulted from a decline in net asset value (NAV) per share to $9.85 on July 31, 1999 from $10.20 on July 31, 1998, and the reinvestment of $0.506 per share in tax-free income.2 For Class B, this return resulted from a decline in NAV to $10.95 from $11.34, and the reinvestment of $0.482 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 1999, the distribution rates were 5.13% for Class A and 4.38% for Class B.(3)

- The SEC 30-day yields for Class A and B shares at July 31 were 5.14% and 4.62%, respectively.(4)

Rating Distribution+
--------------------------

A                  11.4%
AA                 20.0%
AAA                42.1%
B                   0.8%
BB                  7.0%
BBB                 5.2%
Non-Rated          13.5%

+May not represent the Portfolio's current or future investments.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax.
    (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value (NAV). (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1999

Performance(5)                   Class A      Class B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           1.5%        0.7%
Five Years                         6.2         5.8
Life of Fund+                      4.9         6.7
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -3.4%       -4.1%
Five Years                         5.2         5.4
Life of Fund+                      4.0         6.7

+Inception date: Class A: 12/13/93; Class B: 7/25/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE ARIZONA MUNICIPALS FUND, CLASS B VS.LEHMAN
BROTHERS MUNICIPAL BOND INDEX

        Date           Fund/NAV     LBMBI
        ----           --------     -----
       7/31/91         $10,000     $10,000
       8/31/91         $10,079     $10,132
       9/30/91         $10,310     $10,264
      10/31/91         $10,411     $10,356
      11/30/91         $10,396     $10,385
      12/31/91         $10,736     $10,608
       1/31/92         $10,698     $10,632
       2/28/92         $10,719     $10,636
       3/31/92         $10,635     $10,639
       4/30/92         $10,720     $10,734
       5/31/92         $10,931     $10,861
       6/30/92         $11,146     $11,043
       7/31/92         $11,621     $11,374
       8/31/92         $11,343     $11,263
       9/30/92         $11,386     $11,337
      10/31/92         $11,046     $11,225
      11/30/92         $11,437     $11,426
      12/31/92         $11,598     $11,543
       1/31/93         $11,625     $11,677
       2/28/93         $12,300     $12,100
       3/31/93         $12,153     $11,972
       4/30/93         $12,278     $12,092
       5/31/93         $12,349     $12,160
       6/30/93         $12,638     $12,364
       7/31/93         $12,616     $12,379
       8/31/93         $12,970     $12,637
       9/30/93         $13,127     $12,781
      10/31/93         $13,170     $12,806
      11/30/93         $12,988     $12,693
      12/31/93         $13,337     $12,961
       1/31/94         $13,493     $13,109
       2/28/94         $13,062     $12,770
       3/31/94         $12,295     $12,249
       4/30/94         $12,352     $12,353
       5/31/94         $12,470     $12,460
       6/30/94         $12,331     $12,388
       7/31/94         $12,581     $12,611
       8/31/94         $12,615     $12,655
       9/30/94         $12,369     $12,469
      10/31/94         $12,012     $12,248
      11/30/94         $11,674     $12,026
      12/31/94         $12,045     $12,291
       1/31/95         $12,534     $12,642
       2/28/95         $13,008     $13,010
       3/31/95         $13,143     $13,160
       4/30/95         $13,136     $13,175
       5/31/95         $13,574     $13,596
       6/30/95         $13,349     $13,477
       7/31/95         $13,416     $13,604
       8/31/95         $13,582     $13,777
       9/30/95         $13,648     $13,864
      10/31/95         $13,894     $14,065
      11/30/95         $14,218     $14,299
      12/31/95         $14,401     $14,436
       1/31/96         $14,482     $14,545
       2/28/96         $14,314     $14,447
       3/31/96         $14,052     $14,263
       4/30/96         $13,989     $14,222
       5/31/96         $13,963     $14,217
       6/30/96         $14,114     $14,372
       7/31/96         $14,244     $14,502
       8/31/96         $14,245     $14,499
       9/30/96         $14,462     $14,701
      10/31/96         $14,581     $14,867
      11/30/96         $14,812     $15,140
      12/31/96         $14,746     $15,076
       1/31/97         $14,760     $15,104
       2/28/97         $14,930     $15,243
       3/31/97         $14,732     $15,040
       4/30/97         $14,882     $15,166
       5/31/97         $15,089     $15,394
       6/30/97         $15,230     $15,558
       7/31/97         $15,646     $15,989
       8/31/97         $15,509     $15,839
       9/30/97         $15,679     $16,027
      10/31/97         $15,764     $16,130
      11/30/97         $15,841     $16,225
      12/31/97         $16,064     $16,462
       1/31/98         $16,351     $16,631
       2/28/98         $16,371     $16,636
       3/31/98         $16,380     $16,651
       4/30/98         $16,251     $16,576
       5/31/98         $16,482     $16,838
       6/30/98         $16,498     $16,905
       7/31/98         $16,513     $16,947
       8/31/98         $16,738     $17,209
       9/30/98         $16,883     $17,423
      10/31/98         $16,838     $17,423
      11/30/98         $16,900     $17,484
      12/31/98         $16,912     $17,528
       1/31/99         $17,091     $17,736
       2/28/99         $16,990     $17,659
       3/31/99         $16,983     $17,684
       4/30/99         $17,044     $17,727
       5/31/99         $16,942     $17,625
       6/30/99         $16,622     $17,371
       7/31/99         $16,636     $17,435

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/25/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $13,042 on 7/31/99; $12,422, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.52% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EATON VANCE COLORADO MUNICIPALS FUND AS OF JULY 31, 1999
INVESTMENT UPDATE

[PHOTO]
William H. Ahern
Portfolio Manager

The Economy
--------------------------

- In July 1999,Colorado posted a low 3.0% seasonally adjusted unemployment rate, compared to the national 4.3% level. This figure represents a 1.0% decline from July 1998. The services sector led the way in job gains; Colorado's vital tourist business provided jobs in the hotel, recreation, and hotel industries.

- The Consumer Price Index for the Denver-Boulder area rose 2.6% in May 1999; the CPI for the U.S. rose 2.1%. Analysts anticipate that the index, considered a leading indicator of inflation, will remain at moderate levels over the next five years.

- Population growth in Colorado, while expected to decline somewhat into the next decade, remains above national levels. As a result, the state is quite sensitive to swings in the construction and real estate cycles and has benefited from a construction boom that has lasted throughout the 1990s.

Management Update
--------------------------

- Emphasis on call protection has remained an important component of management's strategy. Management continually strives to improve the call characteristics of issues in the Portfolio whenever possible.

- With muni yields dramatically higher in the first half of 1999, management focused on identifying bonds or specific lots of bonds that could be sold at a loss and using the proceeds to purchase more desirable bonds. This investment strategy allowed management to realize a capital loss the Fund can use in the future to offset gains it might have, thereby lowering tax liability.

- Credit quality spreads remained narrow in the first half of 1999. Management used this opportunity to look for ways to increase the Portfolio's overall credit quality.

The Fund
--------------------------

- During the year ended July 31, 1999, the Fund's Class A and Class B shares had total returns of 1.3% and 0.5%, respectively.(1) For Class A, this return resulted from a decline in net asset value (NAV) per share to $9.57 on July 31, 1999 from $9.95 on July 31, 1998, and the reinvestment of $0.513 per share in tax-free income.2 For Class B, this return resulted from a decline in NAV to $10.41 from $10.82, and the reinvestment of $0.476 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 1999, the distribution rates were 5.33% for Class A and 4.50% for Class B.(3)

- The SEC 30-day yields for Class A and B shares at July 31 were 5.80% and 4.96%, respectively.(4)

Rating Distribution+
--------------------------

A                  10.9%
AA                 11.1%
AAA                40.4%
BBB                20.7%
Non-Rated          16.9%

+May not represent the Portfolio's current or future investments.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value (NAV). (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule:5% - 1st and 2nd years; 4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1999

Performance(5)                   Class A      Class B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           1.3%        0.5%
Five Years                         6.2         5.7
Life of Fund+                      4.5         5.6
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -3.6%       -4.3%
Five Years                         5.2         5.3
Life of Fund+                      3.6         5.6

+Inception date: Class A: 12/10/93; Class B: 8/25/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE COLORADO MUNICIPALS FUND, CLASS B VS.
LEHMAN BROTHERS MUNICIPAL BOND INDEX

        Date           Fund/NAV     LBMBI
        ----           --------     -----
       8/31/92         $10,000     $10,000
       9/30/92         $10,020     $10,065
      10/31/92          $9,762      $9,966
      11/30/92         $10,205     $10,145
      12/31/92         $10,353     $10,249
       1/31/93         $10,465     $10,368
       2/28/93         $10,896     $10,743
       3/31/93         $10,746     $10,629
       4/30/93         $10,900     $10,736
       5/31/93         $10,964     $10,797
       6/30/93         $11,147     $10,977
       7/31/93         $11,166     $10,991
       8/31/93         $11,430     $11,220
       9/30/93         $11,575     $11,348
      10/31/93         $11,604     $11,370
      11/30/93         $11,475     $11,270
      12/31/93         $11,707     $11,508
       1/31/94         $11,847     $11,639
       2/28/94         $11,443     $11,338
       3/31/94         $10,776     $10,876
       4/30/94         $10,838     $10,968
       5/31/94         $10,957     $11,063
       6/30/94         $10,809     $10,999
       7/31/94         $11,058     $11,197
       8/31/94         $11,068     $11,236
       9/30/94         $10,854     $11,071
      10/31/94         $10,573     $10,874
      11/30/94         $10,309     $10,678
      12/31/94         $10,592     $10,913
       1/31/95         $11,005     $11,225
       2/28/95         $11,427     $11,551
       3/31/95         $11,505     $11,684
       4/30/95         $11,475     $11,698
       5/31/95         $11,819     $12,071
       6/30/95         $11,613     $11,965
       7/31/95         $11,675     $12,079
       8/31/95         $11,827     $12,232
       9/30/95         $11,875     $12,309
      10/31/95         $12,148     $12,488
      11/30/95         $12,420     $12,696
      12/31/95         $12,563     $12,817
       1/31/96         $12,614     $12,914
       2/28/96         $12,471     $12,827
       3/31/96         $12,255     $12,663
       4/30/96         $12,233     $12,627
       5/31/96         $12,234     $12,622
       6/30/96         $12,348     $12,760
       7/31/96         $12,430     $12,876
       8/31/96         $12,405     $12,873
       9/30/96         $12,592     $13,053
      10/31/96         $12,701     $13,200
      11/30/96         $12,913     $13,442
      12/31/96         $12,877     $13,385
       1/31/97         $12,914     $13,410
       2/28/97         $13,045     $13,534
       3/31/97         $12,901     $13,353
       4/30/97         $13,001     $13,465
       5/31/97         $13,178     $13,668
       6/30/97         $13,422     $13,813
       7/31/97         $13,829     $14,196
       8/31/97         $13,728     $14,063
       9/30/97         $13,832     $14,229
      10/31/97         $13,974     $14,321
      11/30/97         $14,044     $14,405
      12/31/97         $14,235     $14,616
       1/31/98         $14,354     $14,766
       2/28/98         $14,371     $14,771
       3/31/98         $14,379     $14,784
       4/30/98         $14,286     $14,717
       5/31/98         $14,431     $14,950
       6/30/98         $14,472     $15,009
       7/31/98         $14,485     $15,046
       8/31/98         $14,691     $15,279
       9/30/98         $14,837     $15,469
      10/31/98         $14,769     $15,469
      11/30/98         $14,826     $15,523
      12/31/98         $14,824     $15,562
       1/31/99         $14,948     $15,747
       2/28/99         $14,827     $15,679
       3/31/99         $14,833     $15,701
       4/30/99         $14,916     $15,739
       5/31/99         $14,834     $15,648
       6/30/99         $14,566     $15,423
       7/31/99         $14,564     $15,479

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/25/92. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,772 on 7/31/99; $12,166, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.74% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EATON VANCE CONNECTICUT MUNICIPALS FUND AS OF JULY 31, 1999
INVESTMENT UPDATE

[PHOTO]
William H. Ahern
Portfolio Manager

The Economy
--------------------------

- Unemployment remained very low in July, at 2.6%, down 0.4% from the previous year. The Connecticut Department of Labor projects that personal income will increase by 5.2% in the fourth quarter of 1999 from a year earlier. The state's employment indexes have been stable throughout the year, with no dramatic trends apparent.

- Manufacturing activity in Connecticut increased by 1.3% from June 1998 to June 1999, as measured by the Connecticut Manufacturing Production Index. Although manhours were down somewhat, average weekly earnings in the manufacturing industry increased by 2.9% over the same time period.

- The housing market in Connecticut remained robust. The state authorized 1,230 new housing permits in June 1999, a 2.2% increase over June 1998. Year-to-date figures suggest that 1999 could be the strongest year of the decade for the housing market.

Management Update
--------------------------

- Credit quality spreads remained narrow in the first half of 1999. Management used this opportunity to look for ways to increase the Portfolio's overall credit quality.

- As muni yields moved higher in the first half of 1999, management took advantage of the opportunity to establish capital losses. The Fund can use these losses in the future to offset gains it might have, thereby lowering tax liability.

- Emphasis on call protection has remained an important component of management's strategy. Management continually strive to improve the call characteristics of issues in the Portfolio whenever possible.

The Fund
--------------------------

- During the year ended July 31, 1999, the Fund's Class A and Class B shares had total returns of 2.6% and 1.8%, respectively.(1) For Class A, this return resulted from a decline in net asset value (NAV) per share to $10.46 on July 31, 1999 from $10.71 on July 31, 1998, and the reinvestment of $0.531 per share in tax-free income.(2) For Class B, this return resulted from a decline in NAV to $10.40 from $10.64, and the reinvestment of $0.438 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 1999, the distribution rates were 4.97% for Class A and 4.12% for Class B.(3)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.41% and 3.97%, respectively.(4)

Rating Distribution+
--------------------------

A                  18.6%
AA                 17.4%
AAA                26.9%
BB                  1.9%
BBB                22.5%
Non-Rated          12.7%

+May not represent the Portfolio's current or future investments.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value (NAV). (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1999

Performance(5)                   Class A      Class B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           2.6%        1.8%
Five Years                         6.3         5.3
Life of Fund+                      6.4         5.5
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -2.2%       -3.1%
Five Years                         5.2         5.0
Life of Fund+                      5.5         5.5

+Inception date: Class A: 4/19/94; Class B: 5/1/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE CONNECTICUT MUNICIPALS FUND, CLASS B VS.
LEHMAN BROTHERS MUNICIPAL BOND INDEX

        Date           Fund/NAV     LBMBI
        ----           --------     -----
       5/31/92         $10,000     $10,000
       6/30/92         $10,215     $10,168
       7/31/92         $10,616     $10,473
       8/31/92         $10,409     $10,370
       9/30/92         $10,416     $10,438
      10/31/92         $10,131     $10,336
      11/30/92         $10,491     $10,521
      12/31/92         $10,617     $10,628
       1/31/93         $10,741     $10,752
       2/28/93         $11,179     $11,141
       3/31/93         $11,048     $11,023
       4/30/93         $11,173     $11,134
       5/31/93         $11,237     $11,197
       6/30/93         $11,455     $11,384
       7/31/93         $11,442     $11,398
       8/31/93         $11,710     $11,636
       9/30/93         $11,835     $11,769
      10/31/93         $11,821     $11,791
      11/30/93         $11,679     $11,687
      12/31/93         $11,933     $11,934
       1/31/94         $12,043     $12,070
       2/28/94         $11,686     $11,758
       3/31/94         $11,084     $11,279
       4/30/94         $11,102     $11,374
       5/31/94         $11,200     $11,473
       6/30/94         $11,071     $11,406
       7/31/94         $11,290     $11,612
       8/31/94         $11,298     $11,652
       9/30/94         $11,057     $11,481
      10/31/94         $10,736     $11,277
      11/30/94         $10,353     $11,073
      12/31/94         $10,697     $11,317
       1/31/95         $11,104     $11,641
       2/28/95         $11,486     $11,979
       3/31/95         $11,576     $12,117
       4/30/95         $11,568     $12,131
       5/31/95         $11,881     $12,518
       6/30/95         $11,706     $12,409
       7/31/95         $11,803     $12,526
       8/31/95         $11,980     $12,685
       9/30/95         $12,075     $12,765
      10/31/95         $12,254     $12,951
      11/30/95         $12,481     $13,166
      12/31/95         $12,601     $13,292
       1/31/96         $12,662     $13,393
       2/28/96         $12,527     $13,302
       3/31/96         $12,318     $13,132
       4/30/96         $12,318     $13,095
       5/31/96         $12,329     $13,090
       6/30/96         $12,442     $13,233
       7/31/96         $12,547     $13,353
       8/31/96         $12,533     $13,350
       9/30/96         $12,707     $13,536
      10/31/96         $12,815     $13,689
      11/30/96         $13,002     $13,940
      12/31/96         $12,950     $13,881
       1/31/97         $12,947     $13,907
       2/28/97         $13,077     $14,035
       3/31/97         $12,941     $13,848
       4/30/97         $13,038     $13,964
       5/31/97         $13,187     $14,174
       6/30/97         $13,328     $14,325
       7/31/97         $13,697     $14,722
       8/31/97         $13,591     $14,584
       9/30/97         $13,732     $14,757
      10/31/97         $13,806     $14,852
      11/30/97         $13,872     $14,939
      12/31/97         $14,049     $15,157
       1/31/98         $14,178     $15,313
       2/28/98         $14,205     $15,318
       3/31/98         $14,223     $15,332
       4/30/98         $14,152     $15,262
       5/31/98         $14,321     $15,504
       6/30/98         $14,359     $15,565
       7/31/98         $14,381     $15,604
       8/31/98         $14,585     $15,845
       9/30/98         $14,715     $16,043
      10/31/98         $14,669     $16,042
      11/30/98         $14,723     $16,098
      12/31/98         $14,743     $16,139
       1/31/99         $14,905     $16,331
       2/28/99         $14,848     $16,260
       3/31/99         $14,850     $16,282
       4/30/99         $14,901     $16,323
       5/31/99         $14,829     $16,228
       6/30/99         $14,624     $15,995
       7/31/99         $14,645     $16,053

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/30/94 at net asset value would have grown to $13,888 on 7/31/99; $13,227, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.77% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EATON VANCE MICHIGAN MUNICIPALS FUND AS OF JULY 31, 1999
INVESTMENT UPDATE

[PHOTO]
Timothy T. Browse
Portfolio Manager

The Economy
--------------------------

- Michigan's unemployment rate has been below U.S. levels since 1995. That trend continued this year, with the seasonally adjusted rate for July coming in at 3.4%, well below the 4.3% national level. Many of the job gains, in areas such as construction and retail, are attributable to seasonal factors.

- Automotive sales remain a crucial segment of the Michigan economy. U.S. sales of cars and light trucks in the first half of 1999 were 7.0% higher than in the first half of 1998. On the production side, U.S. car production is up 4.5% this year, while U.S. truck production has grown by 16.0% in 1999.

- Personal income growth in Michigan grew by 1.0% in the first quarter 1999 from fourth quarter 1998, and by 3.4% over the year-ago period. Real disposable income, a leading indicator of future expenditures in durable goods such as light vehicles, grew by 3.5% in the U.S. in the first quarter and 2.4% in the second quarter of 1999.

Management Update
--------------------------

- With muni yields dramatically higher in the first half of 1999, management focused on identifying bonds or specific lots of bonds that could be sold at a loss and using the proceeds to purchase more desirable bonds. This investment strategy allowed management to realize a capital loss the Fund can use in the future to offset gains it might have, thereby lowering tax liability.

- Emphasis on call protection has remained an important component of management's strategy. Management continually strives to improve the call characteristics of the Portfolio whenever possible.

- Credit quality spreads remained narrow in the first half of 1999. Management used this opportunity to look for ways to increase the Portfolio's overall credit quality.

The Fund
--------------------------

- During the year ended July 31, 1999, the Fund's Class A and Class B shares had total returns of 0.8% and 0.1%, respectively. (1)For Class A, this return resulted from a decline in net asset value (NAV) per share to $9.43 on July 31, 1999 from $9.82 on July 31, 1998, and the reinvestment of $0.476 per share in tax-free income.(2) For Class B, this return resulted from a decline in NAV to $10.52 from $10.95, and the reinvestment of $0.450 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 1999, the distribution rates were 4.99% for Class A and 4.23% for Class B.(3)

- The SEC 30-day yields for Class A and B shares at July 31 were 5.19% and 4.54%, respectively.(4)

Rating Distribution+
--------------------------

A                  22.0%
AA                  4.0%
AAA                50.6%
B                   0.8%
BB                  0.6%
BBB                13.6%
Non-Rated           8.4%

+May not represent the Portfolio's current or future investments.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state and local income tax.
    (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value (NAV). (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
AS OF JULY 31, 1999

Performance(5)                   Class A      Class B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           0.8%        0.1%
Five Years                         5.6         5.2
Life of Fund+                      4.0         5.9
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -4.0%       -4.7%
Five Years                         4.6         4.9
Life of Fund+                      3.1         5.9

+Inception date: Class A: 12/7/93; Class B: 4/19/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE MICHIGAN MUNICIPALS FUND, CLASS B VS.
LEHMAN BROTHERS MUNICIPAL BOND INDEX

        Date           Fund/NAV     LBMBI
        ----           --------     -----
       4/30/91         $10,000     $10,000
       5/31/91         $10,030     $10,089
       6/30/91          $9,968     $10,079
       7/31/91         $10,180     $10,202
       8/31/91         $10,338     $10,336
       9/30/91         $10,488     $10,471
      10/31/91         $10,592     $10,565
      11/30/91         $10,576     $10,594
      12/31/91         $10,887     $10,822
       1/31/92         $10,911     $10,846
       2/28/92         $10,901     $10,850
       3/31/92         $10,846     $10,854
       4/30/92         $10,955     $10,951
       5/31/92         $11,118     $11,080
       6/30/92         $11,327     $11,265
       7/31/92         $11,761     $11,603
       8/31/92         $11,518     $11,490
       9/30/92         $11,550     $11,565
      10/31/92         $11,189     $11,451
      11/30/92         $11,579     $11,657
      12/31/92         $11,713     $11,776
       1/31/93         $11,851     $11,913
       2/28/93         $12,329     $12,343
       3/31/93         $12,166     $12,213
       4/30/93         $12,292     $12,336
       5/31/93         $12,375     $12,405
       6/30/93         $12,589     $12,613
       7/31/93         $12,551     $12,629
       8/31/93         $12,818     $12,892
       9/30/93         $12,943     $13,039
      10/31/93         $12,962     $13,064
      11/30/93         $12,831     $12,949
      12/31/93         $13,126     $13,222
       1/31/94         $13,281     $13,373
       2/28/94         $12,868     $13,027
       3/31/94         $12,164     $12,496
       4/30/94         $12,243     $12,602
       5/31/94         $12,348     $12,711
       6/30/94         $12,219     $12,637
       7/31/94         $12,468     $12,866
       8/31/94         $12,501     $12,910
       9/30/94         $12,287     $12,721
      10/31/94         $11,975     $12,495
      11/30/94         $11,669     $12,269
      12/31/94         $12,005     $12,539
       1/31/95         $12,434     $12,897
       2/28/95         $12,836     $13,272
       3/31/95         $12,958     $13,425
       4/30/95         $12,937     $13,441
       5/31/95         $13,302     $13,870
       6/30/95         $13,087     $13,748
       7/31/95         $13,168     $13,878
       8/31/95         $13,322     $14,055
       9/30/95         $13,415     $14,143
      10/31/95         $13,676     $14,349
      11/30/95         $13,977     $14,587
      12/31/95         $14,161     $14,727
       1/31/96         $14,243     $14,839
       2/28/96         $14,073     $14,738
       3/31/96         $13,835     $14,550
       4/30/96         $13,772     $14,509
       5/31/96         $13,759     $14,503
       6/30/96         $13,909     $14,661
       7/31/96         $14,024     $14,794
       8/31/96         $13,996     $14,791
       9/30/96         $14,199     $14,997
      10/31/96         $14,317     $15,167
      11/30/96         $14,562     $15,445
      12/31/96         $14,493     $15,380
       1/31/97         $14,436     $15,409
       2/28/97         $14,591     $15,550
       3/31/97         $14,390     $15,343
       4/30/97         $14,524     $15,471
       5/31/97         $14,745     $15,704
       6/30/97         $14,885     $15,871
       7/31/97         $15,288     $16,311
       8/31/97         $15,132     $16,158
       9/30/97         $15,259     $16,350
      10/31/97         $15,356     $16,455
      11/30/97         $15,473     $16,552
      12/31/97         $15,709     $16,793
       1/31/98         $15,851     $16,966
       2/28/98         $15,868     $16,972
       3/31/98         $15,889     $16,987
       4/30/98         $15,756     $16,910
       5/31/98         $16,029     $17,178
       6/30/98         $16,043     $17,245
       7/31/98         $16,070     $17,289
       8/31/98         $16,308     $17,556
       9/30/98         $16,451     $17,775
      10/31/98         $16,372     $17,774
      11/30/98         $16,446     $17,836
      12/31/98         $16,410     $17,881
       1/31/99         $16,557     $18,094
       2/28/99         $16,465     $18,015
       3/31/99         $16,455     $18,040
       4/30/99         $16,496     $18,085
       5/31/99         $16,374     $17,980
       6/30/99         $16,093     $17,721
       7/31/99         $16,088     $17,786

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/19/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,454 on 7/31/99; $11,862, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.24% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EATON VANCE MINNESOTA MUNICIPALS FUND AS OF JULY 31, 1999
INVESTMENT UPDATE

[PHOTO]
Robert B. MacIntosh
Portfolio Manager

The Economy
--------------------------

- With one of the strongest and most diverse economies in the country, Minnesota's growth paralleled the nation's over the past six months, especially in the areas of high-technology research, healthcare, and medical devices. Unemployment at the end of July was a low 2.9%, up 0.4% from July 1999, but well below the national rate of 4.3%.

- Manufacturing exports totalled $2.1 billion in the first quarter of 1999. This decline of 4.3% from the previous year reflects the national trend, as total U.S. exports in this sector were down 3.5%.

- Although most of Minnesota's largest export markets showed a decline, export figures for China and the Philippines were better than the nation's. Exports to China and Hong Kong increased by 39.3% in the first quarter, while U.S. exports to this region dropped off by 9.6% during this period.

Management Update
--------------------------

- With muni yields dramatically higher in the first half of 1999, management focused on identifying bonds or specific lots of bonds that could be sold at a loss and using the proceeds to purchase more desirable bonds. This investment strategy allowed management to realize a capital loss the Fund can use in the future to offset gains it might have, thereby lowering tax liability.

- Supply of new bond issues in Minnesota was low over the six-month period. Management was able to acquire some AAA-rated, GNMA-backed housing bonds, which helped to improve the Portfolio's yield.

- Emphasis on call protection has remained an important component of management's strategy. Management continually strives to improve the call characteristics of issues in the Portfolio whenever possible.

The Fund
--------------------------

- During the year ended July 31, 1999, the Fund's Class A and Class B shares had total returns of 1.3% and 0.7%, respectively.(1) For Class A, this return resulted from a decline in net asset value (NAV) per share to $9.46 on July 31, 1999 from $9.82 on July 31, 1998, and the reinvestment of $0.499 per share in tax-free income.(2) For Class B, this return resulted from a decline in NAV to $10.17 from $10.54, and the reinvestment of $0.447 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 1999, the distribution rates were 5.13% for Class A and 4.25% for Class B.(3)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.73% and 4.46%, respectively.(4)

Rating Distribution+
--------------------------

A                  16.3%
AA                 15.4%
AAA                45.5%
BBB                12.5%
Non-Rated/
Investment Guide    3.7%
Non-Rated/Below
Investment Guide    6.6%

+May not represent the Portfolio's current or future investments.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value (NAV). (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1999

Performance(5)                   Class A      Class B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           1.3%        0.7%
Five Years                         5.5         5.0
Life of Fund+                      4.3         5.4
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -3.5%       -4.2%
Five Years                         4.5         4.7
Life of Fund+                      3.4         5.4

+Inception date: Class A: 12/9/93; Class B: 7/29/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE MINNESOTA MUNICIPALS FUND, CLASS B VS.
LEHMAN BROTHERS MUNICIPAL BOND INDEX

        Date           Fund/NAV     LBMBI
        ----           --------     -----
       7/31/91         $10,000     $10,000
       8/31/91         $10,050     $10,132
       9/30/91         $10,196     $10,264
      10/31/91         $10,299     $10,356
      11/30/91         $10,303     $10,385
      12/31/91         $10,502     $10,608
       1/31/92         $10,556     $10,632
       2/28/92         $10,555     $10,636
       3/31/92         $10,521     $10,639
       4/30/92         $10,617     $10,734
       5/31/92         $10,746     $10,861
       6/30/92         $10,919     $11,043
       7/31/92         $11,273     $11,374
       8/31/92         $11,087     $11,263
       9/30/92         $11,096     $11,337
      10/31/92         $10,805     $11,225
      11/30/92         $11,156     $11,426
      12/31/92         $11,288     $11,543
       1/31/93         $11,411     $11,677
       2/28/93         $11,812     $12,100
       3/31/93         $11,696     $11,972
       4/30/93         $11,819     $12,092
       5/31/93         $11,889     $12,160
       6/30/93         $12,076     $12,364
       7/31/93         $12,063     $12,379
       8/31/93         $12,303     $12,637
       9/30/93         $12,459     $12,781
      10/31/93         $12,466     $12,806
      11/30/93         $12,349     $12,693
      12/31/93         $12,598     $12,961
       1/31/94         $12,703     $13,109
       2/28/94         $12,370     $12,770
       3/31/94         $11,718     $12,249
       4/30/94         $11,749     $12,353
       5/31/94         $11,876     $12,460
       6/30/94         $11,775     $12,388
       7/31/94         $11,984     $12,611
       8/31/94         $12,017     $12,655
       9/30/94         $11,797     $12,469
      10/31/94         $11,468     $12,248
      11/30/94         $11,110     $12,026
      12/31/94         $11,463     $12,291
       1/31/95         $11,834     $12,642
       2/28/95         $12,227     $13,010
       3/31/95         $12,372     $13,160
       4/30/95         $12,339     $13,175
       5/31/95         $12,671     $13,596
       6/30/95         $12,448     $13,477
       7/31/95         $12,513     $13,604
       8/31/95         $12,676     $13,777
       9/30/95         $12,739     $13,864
      10/31/95         $12,967     $14,065
      11/30/95         $13,221     $14,299
      12/31/95         $13,398     $14,436
       1/31/96         $13,437     $14,545
       2/28/96         $13,308     $14,447
       3/31/96         $13,021     $14,263
       4/30/96         $13,047     $14,222
       5/31/96         $13,058     $14,217
       6/30/96         $13,165     $14,372
       7/31/96         $13,264     $14,502
       8/31/96         $13,196     $14,499
       9/30/96         $13,382     $14,701
      10/31/96         $13,484     $14,867
      11/30/96         $13,697     $15,140
      12/31/96         $13,615     $15,076
       1/31/97         $13,640     $15,104
       2/28/97         $13,778     $15,243
       3/31/97         $13,580     $15,040
       4/30/97         $13,712     $15,166
       5/31/97         $13,887     $15,394
       6/30/97         $14,024     $15,558
       7/31/97         $14,459     $15,989
       8/31/97         $14,265     $15,839
       9/30/97         $14,389     $16,027
      10/31/97         $14,498     $16,130
      11/30/97         $14,612     $16,225
      12/31/97         $14,816     $16,462
       1/31/98         $14,969     $16,631
       2/28/98         $14,985     $16,636
       3/31/98         $14,991     $16,651
       4/30/98         $14,874     $16,576
       5/31/98         $15,113     $16,838
       6/30/98         $15,169     $16,905
       7/31/98         $15,181     $16,947
       8/31/98         $15,457     $17,209
       9/30/98         $15,641     $17,423
      10/31/98         $15,579     $17,423
      11/30/98         $15,622     $17,484
      12/31/98         $15,616     $17,528
       1/31/99         $15,760     $17,736
       2/28/99         $15,685     $17,659
       3/31/99         $15,660     $17,684
       4/30/99         $15,686     $17,727
       5/31/99         $15,579     $17,625
       6/30/99         $15,302     $17,371
       7/31/99         $15,279     $17,435

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/29/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,585 on 7/31/99; $11,989, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.55% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EATON VANCE NEW JERSEY MUNICIPALS FUND AS OF JULY 31, 1999
INVESTMENT UPDATE

[PHOTO]
Robert B. MacIntosh
Portfolio Manager

The Economy
--------------------------

- The seasonally adjusted unemployment rate in New Jersey as of July 1999 was 4.8%, an increase of 0.4% from the year-ago period but a 0.1% improvement over June 1999. Most of the job gains this year have been in the areas of services and trade, particularly retail trade, offsetting losses in manufacturing employment.

- Reflecting national trends, the regional inflation rate remained low, gaining 0.5% according to the New York-Northern New Jersey consumer price index and 0.6% in the Philadelphia-New Jersey CPI.

- The New Jersey housing market continued to gain momentum. Figures available for May 1999 indicate that although the number of building permits for residential units decreased 6% from the previous month, they have increased 22% since May 1998.

Management Update
--------------------------

- As a result of reimbursement restructuring and other factors, the healthcare market in New Jersey has become as competitive as any in the country. In light of the increasing rating pressure, management has taken steps to reduce the Portfolio's exposure to this sector.

- As muni yields moved higher in the first half of 1999, management focused on identifying bonds or specific lots of bonds that could be sold at a loss and using the proceeds to purchase more desirable bonds. This investment strategy allowed management to realize a capital loss the Fund can use in the future to offset gains it might have, thereby lowering tax liability.

- Emphasis on call protection has remained an important component of management's strategy. Management continually strives to improve the call characteristics of issues in the Portfolio whenever possible.

The Fund
--------------------------

- During the year ended July 31, 1999, the Fund's Class A and Class B shares had total returns of 1.4% and 0.6%, respectively.(1) For Class A, this return resulted from a decline in net asset value (NAV) per share to $10.19 on July 31, 1999 from $10.59 on July 31, 1998, and the reinvestment of $0.553 per share in tax-free income.(2) For Class B, this return resulted from a decline in NAV to $10.61 from $11.02, and the reinvestment of $0.483 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 1999, the distribution rates were 5.35% for Class A and 4.48% for Class B.(3)

- The SEC 30-day yields for Class A and B shares at July 31 were 5.01% and 4.45%, respectively.(4)

Rating Distribution+
--------------------------

A                  13.7%
AA                 15.3%
AAA                30.7%
B                   0.9%
BB                  4.9%
BBB                15.5%
Non-Rated/
Investment Grade    7.6%
Non-Rated/Below
Investment Grade   11.4%

+May not represent the Portfolio's current or future investments.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value (NAV). (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1999

Performance(5)                   Class A      Class B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           1.4%        0.6%
Five Years                         6.3         5.3
Life of Fund+                      6.2         6.2
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -3.4%       -4.2%
Five Years                         5.3         5.0
Life of Fund+                      5.2         6.2

+Inception date: Class A: 4/13/94; Class B: 1/8/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE NEW JERSEY MUNICIPALS FUND, CLASS B VS.
LEHMAN BROTHERS MUNICIPAL BOND INDEX

        Date           Fund/NAV     LBMBI
        ----           --------     -----
       1/31/91         $10,000     $10,000
       2/28/91         $10,097     $10,087
       3/31/91         $10,089     $10,090
       4/30/91         $10,236     $10,225
       5/31/91         $10,353     $10,316
       6/30/91         $10,243     $10,306
       7/31/91         $10,448     $10,431
       8/31/91         $10,618     $10,569
       9/30/91         $10,739     $10,706
      10/31/91         $10,834     $10,803
      11/30/91         $10,818     $10,833
      12/31/91         $11,095     $11,065
       1/31/92         $11,077     $11,091
       2/28/92         $11,078     $11,094
       3/31/92         $11,054     $11,098
       4/30/92         $11,122     $11,197
       5/31/92         $11,317     $11,329
       6/30/92         $11,494     $11,519
       7/31/92         $11,932     $11,865
       8/31/92         $11,731     $11,749
       9/30/92         $11,775     $11,826
      10/31/92         $11,477     $11,709
      11/30/92         $11,805     $11,919
      12/31/92         $11,959     $12,041
       1/31/93         $12,121     $12,181
       2/28/93         $12,660     $12,622
       3/31/93         $12,486     $12,488
       4/30/93         $12,649     $12,614
       5/31/93         $12,734     $12,685
       6/30/93         $12,954     $12,897
       7/31/93         $12,943     $12,913
       8/31/93         $13,181     $13,183
       9/30/93         $13,323     $13,333
      10/31/93         $13,323     $13,358
      11/30/93         $13,196     $13,241
      12/31/93         $13,467     $13,520
       1/31/94         $13,615     $13,675
       2/28/94         $13,275     $13,320
       3/31/94         $12,617     $12,778
       4/30/94         $12,666     $12,886
       5/31/94         $12,752     $12,998
       6/30/94         $12,626     $12,922
       7/31/94         $12,821     $13,155
       8/31/94         $12,870     $13,201
       9/30/94         $12,659     $13,007
      10/31/94         $12,349     $12,776
      11/30/94         $12,008     $12,545
      12/31/94         $12,363     $12,821
       1/31/95         $12,762     $13,188
       2/28/95         $13,108     $13,571
       3/31/95         $13,217     $13,727
       4/30/95         $13,237     $13,744
       5/31/95         $13,597     $14,182
       6/30/95         $13,409     $14,058
       7/31/95         $13,467     $14,191
       8/31/95         $13,613     $14,371
       9/30/95         $13,708     $14,462
      10/31/95         $13,935     $14,672
      11/30/95         $14,188     $14,916
      12/31/95         $14,323     $15,059
       1/31/96         $14,408     $15,173
       2/28/96         $14,225     $15,070
       3/31/96         $14,066     $14,878
       4/30/96         $14,043     $14,836
       5/31/96         $14,032     $14,830
       6/30/96         $14,161     $14,992
       7/31/96         $14,241     $15,127
       8/31/96         $14,257     $15,124
       9/30/96         $14,454     $15,335
      10/31/96         $14,563     $15,509
      11/30/96         $14,788     $15,793
      12/31/96         $14,722     $15,726
       1/31/97         $14,724     $15,756
       2/28/97         $14,844     $15,900
       3/31/97         $14,713     $15,688
       4/30/97         $14,854     $15,820
       5/31/97         $15,040     $16,058
       6/30/97         $15,158     $16,229
       7/31/97         $15,643     $16,678
       8/31/97         $15,475     $16,522
       9/30/97         $15,651     $16,718
      10/31/97         $15,754     $16,826
      11/30/97         $15,848     $16,925
      12/31/97         $16,107     $17,172
       1/31/98         $16,242     $17,349
       2/28/98         $16,264     $17,354
       3/31/98         $16,303     $17,369
       4/30/98         $16,186     $17,291
       5/31/98         $16,425     $17,565
       6/30/98         $16,473     $17,634
       7/31/98         $16,490     $17,678
       8/31/98         $16,737     $17,951
       9/30/98         $16,933     $18,175
      10/31/98         $16,842     $18,175
      11/30/98         $16,861     $18,238
      12/31/98         $16,889     $18,284
       1/31/99         $17,043     $18,502
       2/28/99         $16,924     $18,421
       3/31/99         $16,916     $18,447
       4/30/99         $16,947     $18,492
       5/31/99         $16,842     $18,385
       6/30/99         $16,590     $18,121
       7/31/99         $16,588     $18,187

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/30/94 at net asset value would have grown to $13,837 on 7/31/99; $13,174, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.72% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EATON VANCE PENNSYLVANIA MUNICIPALS FUND AS OF JULY 31, 1999
INVESTMENT UPDATE

[PHOTO]
Timothy T. Browse
Portfolio Manager

The Economy
--------------------------

- Pennsylvania's seasonally adjusted unemployment rate remained a low 4.3% in July, an improvement of 0.3% from a year earlier. The Commonwealth also saw an increase in per capita personal income, which rose 4.4% in the fourth quarter of 1998, in line with the national rate.

- The latest export data available show that in 1998, 18% of Pennsylvania's exports consisted of industrial machinery and computer equipment. Electronics and electrical equipment accounted for 14%, and chemicals and allied products were the third largest export, at 13%. Canada remained the largest export market, taking in 35% of Pennsylvania's exports.

- The Commonwealth was the recipient of more than $78 billion in federal funds in fiscal year 1998. About 33% of this funding was used for retirement and disability payments. Other "direct payments," including Medicare and unemployment received 23%, with grant awards accounting for 16% of the funding.

Management Update
--------------------------

- Credit quality spreads remained narrow in the first half of 1999. Management used this opportunity to look for ways to increase the Portfolio's overall credit quality.

- With muni yields dramatically higher in the first half of 1999, management focused on identifying bonds or specific lots of bonds that could be sold at a loss and using the proceeds to purchase more desirable bonds. This investment strategy allowed management to realize a capital loss the Fund can use in the future to offset gains it might have, thereby lowering tax liability.

- Emphasis on call protection has remained an important component of management's strategy. Management continually strives to improve the call characteristics of issues in the Portfolio whenever possible.

The Fund
--------------------------

- During the year ended July 31, 1999, the Fund's Class A and Class B shares had total returns of 1.4% and 0.6%, respectively.(1) For Class A, this return resulted from a decline in net asset value (NAV) per share to $9.99 on July 31, 1999 from $10.40 on July 31, 1998, and the reinvestment of $0.563 per share in tax-free income.(2) For Class B, this return resulted from a decline in NAV to $10.31 from $10.73, and the reinvestment of $0.494 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 1999, the distribution rates were 5.56% for Class A and 4.66% for Class B.(3)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.99% and 4.38%, respectively.(4)

Rating Distribution+
--------------------------

A                  13.6%
AA                  3.6%
AAA                42.7%
BB                  0.7%
BBB                19.3%
Non-Rated          20.1%

+May not represent the Portfolio's current or future investments.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state and local income tax.
    (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value (NAV). (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1999

Performance(5)                   Class A      Class B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           1.4%        0.6%
Five Years                         5.7         4.9
Life of Fund+                      5.8         5.9
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -3.4%       -4.2%
Five Years                         4.7         4.6
Life of Fund+                      4.8         5.9

+Inception date: Class A: 6/1/94; Class B: 1/8/91

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE PENNSYLVANIA MUNICIPALS FUND, CLASS B VS.
LEHMAN BROTHERS MUNICIPAL BOND INDEX

        Date           Fund/NAV     LBMBI
        ----           --------     -----
       1/31/91         $10,000     $10,000
       2/28/91         $10,096     $10,087
       3/31/91         $10,109     $10,090
       4/30/91         $10,268     $10,225
       5/31/91         $10,366     $10,316
       6/30/91         $10,298     $10,306
       7/31/91         $10,465     $10,431
       8/31/91         $10,617     $10,569
       9/30/91         $10,772     $10,706
      10/31/91         $10,901     $10,803
      11/30/91         $10,887     $10,833
      12/31/91         $11,169     $11,065
       1/31/92         $11,131     $11,091
       2/28/92         $11,134     $11,094
       3/31/92         $11,101     $11,098
       4/30/92         $11,214     $11,197
       5/31/92         $11,380     $11,329
       6/30/92         $11,594     $11,519
       7/31/92         $12,014     $11,865
       8/31/92         $11,780     $11,749
       9/30/92         $11,803     $11,826
      10/31/92         $11,471     $11,709
      11/30/92         $11,890     $11,919
      12/31/92         $12,024     $12,041
       1/31/93         $12,165     $12,181
       2/28/93         $12,649     $12,622
       3/31/93         $12,486     $12,488
       4/30/93         $12,628     $12,614
       5/31/93         $12,680     $12,685
       6/30/93         $12,866     $12,897
       7/31/93         $12,856     $12,913
       8/31/93         $13,143     $13,183
       9/30/93         $13,308     $13,333
      10/31/93         $13,319     $13,358
      11/30/93         $13,202     $13,241
      12/31/93         $13,523     $13,520
       1/31/94         $13,672     $13,675
       2/28/94         $13,270     $13,320
       3/31/94         $12,548     $12,778
       4/30/94         $12,595     $12,886
       5/31/94         $12,693     $12,998
       6/30/94         $12,590     $12,922
       7/31/94         $12,797     $13,155
       8/31/94         $12,821     $13,201
       9/30/94         $12,621     $13,007
      10/31/94         $12,320     $12,776
      11/30/94         $11,901     $12,545
      12/31/94         $12,219     $12,821
       1/31/95         $12,618     $13,188
       2/28/95         $13,016     $13,571
       3/31/95         $13,168     $13,727
       4/30/95         $13,150     $13,744
       5/31/95         $13,562     $14,182
       6/30/95         $13,384     $14,058
       7/31/95         $13,468     $14,191
       8/31/95         $13,587     $14,371
       9/30/95         $13,696     $14,462
      10/31/95         $13,923     $14,672
      11/30/95         $14,178     $14,916
      12/31/95         $14,326     $15,059
       1/31/96         $14,425     $15,173
       2/28/96         $14,308     $15,070
       3/31/96         $14,094     $14,878
       4/30/96         $14,071     $14,836
       5/31/96         $14,060     $14,830
       6/30/96         $14,150     $14,992
       7/31/96         $14,286     $15,127
       8/31/96         $14,303     $15,124
       9/30/96         $14,502     $15,335
      10/31/96         $14,599     $15,509
      11/30/96         $14,812     $15,793
      12/31/96         $14,803     $15,726
       1/31/97         $14,820     $15,756
       2/28/97         $14,956     $15,900
       3/31/97         $14,784     $15,688
       4/30/97         $14,912     $15,820
       5/31/97         $15,128     $16,058
       6/30/97         $15,291     $16,229
       7/31/97         $15,665     $16,678
       8/31/97         $15,556     $16,522
       9/30/97         $15,721     $16,718
      10/31/97         $15,798     $16,826
      11/30/97         $15,881     $16,925
      12/31/97         $16,115     $17,172
       1/31/98         $16,238     $17,349
       2/28/98         $16,277     $17,354
       3/31/98         $16,319     $17,369
       4/30/98         $16,219     $17,291
       5/31/98         $16,432     $17,565
       6/30/98         $16,453     $17,634
       7/31/98         $16,171     $17,678
       8/31/98         $16,378     $17,951
       9/30/98         $16,471     $18,175
      10/31/98         $16,412     $18,175
      11/30/98         $16,448     $18,238
      12/31/98         $16,463     $18,284
       1/31/99         $16,605     $18,502
       2/28/99         $16,548     $18,421
       3/31/99         $16,556     $18,447
       4/30/99         $16,604     $18,492
       5/31/99         $16,529     $18,385
       6/30/99         $16,291     $18,121
       7/31/99         $16,274     $18,187

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 6/30/94 at net asset value would have grown to $13,451 on 7/31/99; $12,817, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.82% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EATON VANCE TEXAS MUNICIPALS FUND AS OF JULY 31, 1999
INVESTMENT UPDATE

[PHOTO]
Thomas M. Metzold
Portfolio Manager

The Economy
--------------------------

- In the 1990s, Texas has led all U.S. states in net job creation. The state continued moderate job growth during the past year, adding over a quarter of a million jobs from June 1998 to June 1999. Leading the way were the services, wholesale and retail trade, and construction sectors.

- In the 1990s, the Texas economy has paralleled the U.S. economic boom, in a marked change from the 1970s and 80s when Texas ran counter-cyclical to national trends. This phenomenon has been attributed to a lessened dependence on fossil fuel production as well as rising income levels in Texas.

- Gross State Product (GSP) for Texas is currently projected at $690 billion for 1999, according to the state's Comptroller of Public Accounts. In a steadily diversifying economy, Texas has produced the strongest growth in the service and manufacturing areas, offset by losses in the mining industry (primarily oil and gas exploration).

Management Update
--------------------------

- Credit quality spreads remained narrow in the first half of 1999. Management used this opportunity to look for ways to increase the Portfolio's overall credit quality.

- Management took advantage of the rise in interest rates by establishing tax losses. This investment strategy allowed management to realize capital losses the Fund can use in the future to offset gains it might have, thereby lowering tax liability.

- Emphasis on call protection has remained an important component of management's strategy. Management continually strives to improve the call characteristics of issues in the Portfolio whenever possible.

The Fund
--------------------------

- During the year ended July 31, 1999, the Fund's Class A and Class B shares had total returns of 1.7% and 1.0%, respectively.(1) For Class A, this return resulted from a decline in net asset value (NAV) per share to $9.56 on July 31, 1999 from $9.89 on July 31, 1998, and the reinvestment of $0.505 per share in tax-free income.(2) For Class B, this return resulted from a decline in NAV to $10.71 from $11.08, and the reinvestment of $0.488 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 1999, the distribution rates were 5.28% for Class A and 4.54% for Class B.(3)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.49% and 3.95%, respectively.(4)

Rating Distribution+
--------------------------

A                   7.5%
AA                  9.6%
AAA                55.8%
BBB                11.9%
Non-Rated          15.2%

+May not represent the Portfolio's current or future investments.

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value (NAV). (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1999

Performance(5)                   Class A      Class B
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                           1.7%        1.0%
Five Years                         6.1         5.9
Life of Fund+                      4.6         6.2
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
----------------------------------------------------------------------------
One Year                          -3.1%       -3.8%
Five Years                         5.1         5.6
Life of Fund+                      3.7         6.2

+Inception date: Class A: 12/8/93; Class B: 3/24/92

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE TEXAS MUNICIPALS FUND, CLASS B VS.
LEHMAN BROTHERS MUNICIPAL BOND INDEX

        Date           Fund/NAV     LBMBI
        ----           --------     -----
       3/31/92         $10,000     $10,000
       4/30/92         $10,080     $10,089
       5/31/92         $10,286     $10,208
       6/30/92         $10,501     $10,379
       7/31/92         $10,970     $10,690
       8/31/92         $10,710     $10,586
       9/30/92         $10,751     $10,656
      10/31/92         $10,421     $10,551
      11/30/92         $10,788     $10,740
      12/31/92         $10,914     $10,849
       1/31/93         $10,979     $10,976
       2/28/93         $11,532     $11,373
       3/31/93         $11,337     $11,252
       4/30/93         $11,445     $11,366
       5/31/93         $11,524     $11,430
       6/30/93         $11,694     $11,621
       7/31/93         $11,685     $11,636
       8/31/93         $11,972     $11,878
       9/30/93         $12,137     $12,013
      10/31/93         $12,116     $12,037
      11/30/93         $11,987     $11,930
      12/31/93         $12,287     $12,182
       1/31/94         $12,459     $12,321
       2/28/94         $12,055     $12,002
       3/31/94         $11,344     $11,513
       4/30/94         $11,412     $11,611
       5/31/94         $11,538     $11,712
       6/30/94         $11,432     $11,643
       7/31/94         $11,694     $11,854
       8/31/94         $11,729     $11,895
       9/30/94         $11,499     $11,720
      10/31/94         $11,187     $11,512
      11/30/94         $10,929     $11,304
      12/31/94         $11,295     $11,552
       1/31/95         $11,726     $11,883
       2/28/95         $12,155     $12,228
       3/31/95         $12,262     $12,369
       4/30/95         $12,222     $12,383
       5/31/95         $12,594     $12,779
       6/30/95         $12,383     $12,667
       7/31/95         $12,437     $12,787
       8/31/95         $12,586     $12,949
       9/30/95         $12,650     $13,031
      10/31/95         $12,886     $13,220
      11/30/95         $13,171     $13,440
      12/31/95         $13,309     $13,569
       1/31/96         $13,363     $13,671
       2/28/96         $13,218     $13,579
       3/31/96         $13,020     $13,406
       4/30/96         $12,999     $13,368
       5/31/96         $13,039     $13,363
       6/30/96         $13,146     $13,508
       7/31/96         $13,258     $13,630
       8/31/96         $13,272     $13,627
       9/30/96         $13,442     $13,818
      10/31/96         $13,531     $13,974
      11/30/96         $13,714     $14,230
      12/31/96         $13,704     $14,170
       1/31/97         $13,744     $14,197
       2/28/97         $13,895     $14,327
       3/31/97         $13,747     $14,136
       4/30/97         $13,864     $14,254
       5/31/97         $14,049     $14,469
       6/30/97         $14,212     $14,623
       7/31/97         $14,583     $15,028
       8/31/97         $14,479     $14,887
       9/30/97         $14,629     $15,064
      10/31/97         $14,751     $15,161
      11/30/97         $14,812     $15,250
      12/31/97         $14,985     $15,472
       1/31/98         $15,137     $15,632
       2/28/98         $15,157     $15,637
       3/31/98         $15,180     $15,651
       4/30/98         $15,125     $15,580
       5/31/98         $15,333     $15,826
       6/30/98         $15,391     $15,889
       7/31/98         $15,420     $15,929
       8/31/98         $15,608     $16,175
       9/30/98         $15,775     $16,376
      10/31/98         $15,733     $16,376
      11/30/98         $15,821     $16,433
      12/31/98         $15,819     $16,475
       1/31/99         $15,963     $16,671
       2/28/99         $15,881     $16,598
       3/31/99         $15,875     $16,621
       4/30/99         $15,934     $16,662
       5/31/99         $15,809     $16,566
       6/30/99         $15,561     $16,328
       7/31/99         $15,575     $16,387

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/24/92. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,857 on 7/31/99; $12,245, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.82% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1999 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JULY 31, 1999

                                                          ARIZONA FUND    COLORADO FUND    CONNECTICUT FUND    MICHIGAN FUND
-----------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                         $ 90,166,341     $36,866,570       $152,304,154      $ 105,266,267
   Unrealized appreciation                                    4,166,924       1,007,477          5,589,410          4,197,067
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT, AT VALUE                                 $ 94,333,265     $37,874,047       $157,893,564      $ 109,463,334
-----------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                            $    123,789     $        --       $    777,380      $      10,662
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               $ 94,457,054     $37,874,047       $158,670,944      $ 109,473,996
-----------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Distributions payable                                      $    167,858     $    70,082       $    264,839      $     203,651
Payable for Fund shares redeemed                                154,199          63,980             87,046            100,615
Payable to affiliate for Trustees' fees                           1,324              35                 46                 --
Other accrued expenses                                           42,295          16,666             72,838             76,068
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                          $    365,676     $   150,763       $    424,769      $     380,334
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $ 94,091,378     $37,723,284       $158,246,175      $ 109,093,662
-----------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                            $ 90,548,772     $37,470,372       $156,769,286      $ 104,784,987
Accumulated net realized gain (loss) from Portfolio
   (computed on the basis of identified cost)                  (456,461)       (776,354)        (3,847,682)           315,260
Accumulated undistributed (distributions in excess of)
   net investment income                                       (167,857)         21,789           (264,839)          (203,652)
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)                 4,166,924       1,007,477          5,589,410          4,197,067
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                      $ 94,091,378     $37,723,284       $158,246,175      $ 109,093,662
-----------------------------------------------------------------------------------------------------------------------------

Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  5,409,405     $ 2,020,760       $  9,222,397      $   1,736,586
SHARES OUTSTANDING                                              549,152         211,128            881,854            184,201
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest
      outstanding)                                         $       9.85     $      9.57       $      10.46      $        9.43
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of net asset value per share)     $      10.34     $     10.05       $      10.98      $        9.90
-----------------------------------------------------------------------------------------------------------------------------

Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                 $ 88,681,973     $35,702,524       $149,023,778      $ 107,357,076
SHARES OUTSTANDING                                            8,096,110       3,428,866         14,333,458         10,208,042
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets DIVIDED BY shares of beneficial interest
      outstanding)                                         $      10.95     $     10.41       $      10.40      $       10.52
-----------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JULY 31, 1999

                                                          MINNESOTA FUND    NEW JERSEY FUND    PENNSYLVANIA FUND     TEXAS FUND
--------------------------------------------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                          $57,663,972       $295,580,890        $307,916,871      $ 15,155,472
   Unrealized appreciation                                    2,728,875         13,752,494           6,956,398           609,657
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT, AT VALUE                                  $60,392,847       $309,333,384        $314,873,269      $ 15,765,129
--------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                             $   134,365       $    215,359        $    106,767      $        497
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                $60,527,212       $309,548,743        $314,980,036      $ 15,765,626
--------------------------------------------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                       $   115,400       $    576,957        $    640,279      $     29,774
Payable for Fund shares redeemed                                194,793            705,072             414,788            52,798
Payable to affiliate for Trustees' fees                              16                 31                  --                --
Other accrued expenses                                           39,742            151,097             123,179             6,451
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           $   349,951       $  1,433,157        $  1,178,246      $     89,023
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $60,177,261       $308,115,586        $313,801,790      $ 15,676,603
--------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                             $60,733,225       $301,061,487        $316,710,109      $ 15,186,921
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)                (3,136,720)        (6,186,267)         (9,537,128)         (130,961)
Accumulated undistributed (distributions in excess of)
   net investment income                                       (148,119)          (512,128)           (327,589)           10,986
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)                 2,728,875         13,752,494           6,956,398           609,657
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                       $60,177,261       $308,115,586        $313,801,790      $ 15,676,603
--------------------------------------------------------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $ 4,822,098       $ 18,896,860        $ 10,652,148      $    457,931
SHARES OUTSTANDING                                              509,656          1,853,891           1,066,050            47,884
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest
      outstanding)                                          $      9.46       $      10.19        $       9.99      $       9.56
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of net asset value per share)      $      9.93       $      10.70        $      10.49      $      10.04
--------------------------------------------------------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                  $55,355,163       $289,218,726        $303,149,642      $ 15,218,672
SHARES OUTSTANDING                                            5,444,497         27,253,267          29,397,955         1,420,612
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE
   (net assets DIVIDED BY shares of beneficial interest
      outstanding)                                          $     10.17       $      10.61        $      10.31      $      10.71
--------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1999

                                                          ARIZONA FUND    COLORADO FUND    CONNECTICUT FUND    MICHIGAN FUND
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                          $ 5,809,056      $ 2,288,094       $ 9,315,501        $ 6,820,667
Expenses allocated from Portfolio                             (490,295)        (141,143)         (789,272)          (590,715)
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                       $ 5,318,761      $ 2,146,951       $ 8,526,229        $ 6,229,952
-----------------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                                 $     6,133      $       417       $     5,180        $     4,809
Distribution and service fees
   Class A                                                       9,215            2,422            10,077              3,123
   Class B                                                     890,533          350,129         1,474,115          1,141,536
Transfer and dividend disbursing agent fees                     77,941           31,870           134,010            100,640
Custodian fee                                                   14,557            5,780            19,072             14,764
Legal and accounting services                                   17,670            5,605            18,706             16,045
Printing and postage                                             8,483            5,372            12,740             14,486
Registration fees                                                5,264              449               889              3,800
Amortization of organization expenses                               --               --                --                775
Miscellaneous                                                    6,642            3,982             9,458              9,785
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                             $ 1,036,438      $   406,026       $ 1,684,247        $ 1,309,763
-----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                      $ 4,282,323      $ 1,740,925       $ 6,841,982        $ 4,920,189
-----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)         $ 1,691,720      $   766,484       $ 1,248,465        $ 2,187,074
   Financial futures contracts                                 (69,065)           4,864           (12,636)            30,318
   Options                                                          --           39,791           199,446                 --
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                          $ 1,622,655      $   811,139       $ 1,435,275        $ 2,217,392
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments                                             $(4,991,841)     $(2,291,099)      $(5,205,374)       $(6,721,062)
   Financial futures contracts                                  30,843            1,935             8,127             34,736
-----------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)       $(4,960,998)     $(2,289,164)      $(5,197,247)       $(6,686,326)
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                           $(3,338,343)     $(1,478,025)      $(3,761,972)       $(4,468,934)
-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                 $   943,980      $   262,900       $ 3,080,010        $   451,255
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1999

                                                          MINNESOTA FUND    NEW JERSEY FUND    PENNSYLVANIA FUND    TEXAS FUND
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                           $ 3,776,714       $ 19,527,918        $ 20,690,241       $ 987,079
Expenses allocated from Portfolio                              (291,838)        (1,713,255)         (1,738,362)        (60,010)
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                        $ 3,484,876       $ 17,814,663        $ 18,951,879       $ 927,069
-------------------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                                  $     2,590       $      5,166        $      3,474       $     241
Distribution and service fees
   Class A                                                        6,068             16,101              10,599             715
   Class B                                                      568,921          2,914,153           3,104,008         152,232
Transfer and dividend disbursing agent fees                      52,677            263,033             271,602          12,796
Custodian fee                                                     9,931             27,485               6,907           5,211
Legal and accounting services                                    23,816             18,289              18,492          14,062
Printing and postage                                              6,650             24,020              30,360           2,243
Registration fees                                                    35              2,193               3,700              20
Amortization of organization expenses                               923              1,202                  --             252
Miscellaneous                                                     5,444             25,880              25,878           2,179
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                              $   677,055       $  3,297,522        $  3,475,020       $ 189,951
-------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                       $ 2,807,821       $ 14,517,141        $ 15,476,859       $ 737,118
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)          $   753,339       $  6,342,302        $  5,782,186       $ 329,438
   Financial futures contracts                                   95,090            740,360              85,296              --
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                           $   848,429       $  7,082,662        $  5,867,482       $ 329,438
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments                                              $(3,114,318)      $(19,108,964)       $(18,419,988)      $(862,442)
   Financial futures contracts                                   11,880             59,400              98,076              --
-------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)        $(3,102,438)      $(19,049,564)       $(18,321,912)      $(862,442)
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                            $(2,254,009)      $(11,966,902)       $(12,454,430)      $(533,004)
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                  $   553,812       $  2,550,239        $  3,022,429       $ 204,114
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1999

Increase (Decrease) in Net Assets                         ARIZONA FUND    COLORADO FUND    CONNECTICUT FUND    MICHIGAN FUND
-----------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                  $   4,282,323     $ 1,740,925       $  6,841,982      $   4,920,189
   Net realized gain                                          1,622,655         811,139          1,435,275          2,217,392
   Net change in unrealized appreciation (depreciation)      (4,960,998)     (2,289,164)        (5,197,247)        (6,686,326)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $     943,980     $   262,900       $  3,080,010      $     451,255
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders--
   From net investment income
      Class A                                             $    (301,613)    $  (113,038)      $   (367,948)     $     (77,207)
      Class B                                                (3,980,710)     (1,659,567)        (6,438,328)        (4,801,254)
   In excess of net investment income
      Class A                                                    (1,295)             --                 --                 --
      Class B                                                   (75,917)             --                 --                 --
   From net realized gain
      Class A                                                        --              --                 --             (2,684)
      Class B                                                        --              --                 --           (148,743)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       $  (4,359,535)    $(1,772,605)      $ (6,806,276)     $  (5,029,888)
-----------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                             $   5,695,521     $   410,035       $  5,614,029      $     476,350
      Class B                                                 7,317,398       3,574,611         10,368,849          4,918,939
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                   145,259          58,140            213,503             50,026
      Class B                                                 1,488,338         842,774          3,425,924          2,605,627
   Cost of shares redeemed
      Class A                                                (3,679,906)       (536,119)        (1,587,114)          (244,401)
      Class B                                               (16,250,220)     (4,822,974)       (20,380,835)       (23,876,690)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS   $  (5,283,610)    $  (473,533)      $ (2,345,644)     $ (16,070,149)
-----------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                $  (8,699,165)    $(1,983,238)      $ (6,071,910)     $ (20,648,782)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 102,790,543     $39,706,522       $164,318,085      $ 129,742,444
-----------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $  94,091,378     $37,723,284       $158,246,175      $ 109,093,662
-----------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions in excess of)
net investment income included in
net assets
-----------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $    (167,857)    $    21,789       $   (264,839)     $    (203,652)
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1999

Increase (Decrease) in Net Assets                         MINNESOTA FUND    NEW JERSEY FUND    PENNSYLVANIA FUND     TEXAS FUND
--------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                    $ 2,807,821       $ 14,517,141        $ 15,476,859      $    737,118
   Net realized gain                                            848,429          7,082,662           5,867,482           329,438
   Net change in unrealized appreciation (depreciation)      (3,102,438)       (19,049,564)        (18,321,912)         (862,442)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  $   553,812       $  2,550,239        $  3,022,429      $    204,114
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                               $  (225,700)      $   (830,624)       $   (567,134)     $    (21,492)
      Class B                                                (2,582,121)       (13,686,517)        (15,120,969)         (719,293)
   In excess of net investment income
      Class A                                                    (3,995)            (8,497)            (11,869)               --
      Class B                                                    (5,888)           (19,571)           (316,467)               --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $(2,817,704)      $(14,545,209)       $(16,016,439)     $   (740,785)
--------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                               $ 1,586,280       $ 10,874,081        $  9,157,522      $    263,076
      Class B                                                 4,513,386         26,459,043          16,392,325           717,516
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                   117,088            407,915             372,064            11,491
      Class B                                                 1,383,773          7,147,875           7,015,145           274,459
   Cost of shares redeemed
      Class A                                                  (681,021)        (3,283,634)         (6,986,416)         (173,118)
      Class B                                               (11,372,093)       (49,220,137)        (57,299,191)       (2,240,673)
--------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS     $(4,452,587)      $ (7,614,857)       $(31,348,551)     $ (1,147,249)
--------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                  $(6,716,479)      $(19,609,827)       $(44,342,561)     $ (1,683,920)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                        $66,893,740       $327,725,413        $358,144,351      $ 17,360,523
--------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                              $60,177,261       $308,115,586        $313,801,790      $ 15,676,603
--------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions in excess of)
net investment income included in
net assets
--------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                              $  (148,119)      $   (512,128)       $   (327,589)     $     10,986
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1998

Increase (Decrease) in Net Assets                         ARIZONA FUND    COLORADO FUND    CONNECTICUT FUND    MICHIGAN FUND
-----------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                  $   4,496,719     $ 1,794,973       $  7,013,947      $   5,734,072
   Net realized gain (loss)                                   2,209,800         468,233           (472,006)         2,386,197
   Net change in unrealized appreciation (depreciation)        (945,220)       (390,688)         1,891,754         (1,160,625)
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $   5,761,299     $ 1,872,518       $  8,433,695      $   6,959,644
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders--
   From net investment income
      Class A                                             $    (131,150)    $   (95,887)      $   (172,439)     $     (54,041)
      Class B                                                (4,365,569)     (1,722,316)        (6,841,508)        (5,682,246)
   In excess of net investment income
      Class A                                                    (4,180)             --             (6,696)                --
      Class B                                                  (126,748)             --           (150,607)          (212,249)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       $  (4,627,647)    $(1,818,203)      $ (7,171,250)     $  (5,948,536)
-----------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                             $   1,739,465     $   834,848       $  2,967,667      $     725,660
      Class B                                                 6,442,510       3,825,870          6,225,238          3,792,047
   Issued in reorganization of EV Traditional Municipals
      Funds
      Class A                                                 1,873,786       1,672,995          2,746,315          1,141,339
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                    69,652          44,261             53,614             36,731
      Class B                                                 1,670,753         875,227          3,767,532          3,061,914
   Cost of shares redeemed
      Class A                                                  (209,594)       (382,226)          (592,798)          (381,773)
      Class B                                               (19,308,751)     (8,004,934)       (23,745,878)       (28,186,086)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS   $  (7,722,179)    $(1,133,959)      $ (8,578,310)     $ (19,810,168)
-----------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                $  (6,588,527)    $(1,079,644)      $ (7,315,865)     $ (18,799,060)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 109,379,070     $40,786,166       $171,633,950      $ 148,541,504
-----------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $ 102,790,543     $39,706,522       $164,318,085      $ 129,742,444
-----------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions in excess of)
net investment income included in
net assets
-----------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $    (180,526)    $    53,469       $   (315,853)     $    (245,380)
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1998

Increase (Decrease) in Net Assets                         MINNESOTA FUND    NEW JERSEY FUND    PENNSYLVANIA FUND     TEXAS FUND
--------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                    $ 2,884,264       $ 15,204,158        $ 17,670,830      $    885,593
   Net realized gain                                            701,035          1,707,025           2,080,757           476,323
   Net change in unrealized appreciation (depreciation)        (236,414)         1,067,439          (7,216,085)         (276,214)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                  $ 3,348,885       $ 17,978,622        $ 12,535,502      $  1,085,702
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                               $  (163,184)      $   (457,368)       $   (348,278)     $    (18,647)
      Class B                                                (2,727,564)       (14,746,790)        (17,849,608)         (870,033)
   In excess of net investment income
      Class A                                                        --            (17,868)             (3,747)               --
      Class B                                                  (143,063)          (270,007)                 --                --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $(3,033,811)      $(15,492,033)       $(18,201,633)     $   (888,680)
--------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                               $ 1,538,325       $  7,108,162        $  4,213,104      $     41,067
      Class B                                                 3,343,605         20,260,815          17,769,330           582,852
   Issued in reorganization of EV Traditional Municipals
      Funds
      Class A                                                 2,536,172          5,945,100           5,104,277           352,637
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                    85,836            211,396             197,696            11,174
      Class B                                                 1,484,893          7,689,826           8,191,410           355,409
   Cost of shares redeemed
      Class A                                                  (180,691)        (1,750,303)           (808,053)          (36,588)
      Class B                                               (10,010,256)       (59,305,679)        (66,831,364)       (5,425,673)
--------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS     $(1,202,116)      $(19,840,683)       $(32,163,600)     $ (4,119,122)
--------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                                  $  (887,042)      $(17,354,094)       $(37,829,731)     $ (3,922,100)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                        $67,780,782       $345,079,507        $395,974,082      $ 21,282,623
--------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                              $66,893,740       $327,725,413        $358,144,351      $ 17,360,523
--------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions in excess of)
net investment income included in
net assets
--------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                              $  (138,236)      $   (484,060)       $    211,991      $     14,653
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   ARIZONA FUND
                                 --------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                                                     JULY 31,
                                 --------------------------------------------------------------------------------
                                       1999(1)                 1998(1)             1997        1996        1995
                                 --------------------    --------------------    --------    --------    --------
                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                       $10.200     $11.340     $10.090     $11.220     $10.680     $10.530     $10.390
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income            $ 0.504     $ 0.472     $ 0.499     $ 0.476     $ 0.486     $ 0.482     $ 0.492
Net realized and unrealized
   gain (loss)                    (0.348)     (0.381)      0.126       0.134       0.539       0.161       0.164
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS     $ 0.156     $ 0.091     $ 0.625     $ 0.610     $ 1.025     $ 0.643     $ 0.656
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income       $(0.504)    $(0.472)    $(0.499)    $(0.476)    $(0.485)    $(0.488)    $(0.492)
In excess of net investment
   income                         (0.002)     (0.009)     (0.016)     (0.014)         --      (0.005)     (0.024)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              $(0.506)    $(0.481)    $(0.515)    $(0.490)    $(0.485)    $(0.493)    $(0.516)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR   $ 9.850     $10.950     $10.200     $11.340     $11.220     $10.680     $10.530
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                     1.48%       0.74%       6.34%       5.54%       9.85%       6.17%       6.64%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                      $ 5,409     $88,682     $ 3,498     $99,293     $109,379    $127,681    $141,859
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)(4)                   0.77%       1.56%       0.78%       1.57%       1.58%       1.56%       1.53%
   Expenses after custodian
      fee reduction(3)              0.76%       1.55%       0.76%       1.55%       1.57%       1.55%         --
   Net investment income            4.90%       4.16%       4.88%       4.22%       4.50%       4.49%       4.81%
-----------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(4) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  COLORADO FUND
                                 --------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                                                     JULY 31,
                                 --------------------------------------------------------------------------------
                                         1999                    1998              1997        1996        1995
                                 --------------------    --------------------    --------    --------    --------
                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                       $ 9.950     $10.820     $ 9.920     $10.800     $10.170     $10.020     $10.010
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income            $ 0.507     $ 0.467     $ 0.507     $ 0.478     $ 0.491     $ 0.480     $ 0.494
Net realized and unrealized
   gain (loss)                    (0.374)     (0.401)      0.038       0.025       0.621       0.162       0.033
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS     $ 0.133     $ 0.066     $ 0.545     $ 0.503     $ 1.112     $ 0.642     $ 0.527
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income       $(0.513)    $(0.476)    $(0.515)    $(0.483)    $(0.482)    $(0.492)    $(0.494)
In excess of net investment
   income                             --          --          --          --          --          --      (0.023)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              $(0.513)    $(0.476)    $(0.515)    $(0.483)    $(0.482)    $(0.492)    $(0.517)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR   $ 9.570     $10.410     $ 9.950     $10.820     $10.800     $10.170     $10.020
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                     1.27%       0.54%       5.62%       4.74%      11.26%       6.46%       5.58%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                      $ 2,021     $35,703     $ 2,172     $37,535     $40,786     $42,972     $43,900
Ratios (As a percentage of
   average daily net assets):
   Net expenses(2)(3)               0.63%       1.46%       0.74%       1.51%       1.53%       1.49%       1.28%
   Net expenses after
      custodian fee
      reduction(2)                  0.59%       1.42%       0.71%       1.48%       1.49%       1.45%         --
   Net investment income            5.09%       4.32%       5.14%       4.40%       4.75%       4.69%       5.03%
-----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)(3)                                                                               1.51%       1.43%
   Expenses after custodian
      fee reduction(2)                                                                          1.46%         --
   Net investment income                                                                        4.67%       4.88%
Net investment income per
   share                                                                                     $ 0.478     $ 0.479
-----------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 CONNECTICUT FUND
                                 --------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                                                     JULY 31,
                                 --------------------------------------------------------------------------------
                                         1999                  1998(1)             1997        1996        1995
                                 --------------------    --------------------    --------    --------    --------
                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                       $10.710     $10.640     $10.640     $10.570     $10.120     $ 9.970     $10.050
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income            $ 0.539     $ 0.440     $ 0.529     $ 0.438     $ 0.453     $ 0.452     $ 0.465
Net realized and unrealized
   gain (loss)                    (0.258)     (0.243)      0.091       0.080       0.450       0.169      (0.037)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS     $ 0.281     $ 0.197     $ 0.620     $ 0.518     $ 0.903     $ 0.621     $ 0.428
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income       $(0.531)    $(0.437)    $(0.529)    $(0.438)    $(0.453)    $(0.452)    $(0.465)
In excess of net investment
   income                             --          --      (0.021)     (0.010)         --      (0.019)     (0.043)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              $(0.531)    $(0.437)    $(0.550)    $(0.448)    $(0.453)    $(0.471)    $(0.508)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR   $10.460     $10.400     $10.710     $10.640     $10.570     $10.120     $ 9.970
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                     2.60%       1.84%       5.97%       4.99%       9.17%       6.30%       4.55%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                      $ 9,222     $149,024    $ 5,193     $159,125    $171,634    $181,608    $188,900
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)(4)                   0.75%       1.56%       0.76%       1.59%       1.60%       1.58%       1.55%
   Expenses after custodian
      fee reduction(3)              0.73%       1.54%       0.75%       1.58%       1.60%       1.57%         --
   Net investment income            4.89%       4.11%       4.93%       4.14%       4.45%       4.45%       4.77%
-----------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(4) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  MICHIGAN FUND
                                 --------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                                                     JULY 31,
                                 --------------------------------------------------------------------------------
                                       1999(1)                 1998(1)             1997        1996        1995
                                 --------------------    --------------------    --------    --------    --------
                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                       $ 9.820     $10.950     $ 9.750     $10.870     $10.420     $10.250     $10.210
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income            $ 0.471     $ 0.440     $ 0.474     $ 0.448     $ 0.460     $ 0.464     $ 0.486
Net realized and unrealized
   gain (loss)                    (0.385)     (0.420)      0.092       0.097       0.454       0.195       0.059
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS     $ 0.086     $ 0.020     $ 0.566     $ 0.545     $ 0.914     $ 0.659     $ 0.545
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income       $(0.461)    $(0.435)    $(0.496)    $(0.448)    $(0.462)    $(0.481)    $(0.486)
In excess of net investment
   income                             --          --          --      (0.017)     (0.002)     (0.008)     (0.019)
From net realized gain            (0.015)     (0.015)         --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              $(0.476)    $(0.450)    $(0.496)    $(0.465)    $(0.464)    $(0.489)    $(0.505)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR   $ 9.430     $10.520     $ 9.820     $10.950     $10.870     $10.420     $10.250
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                     0.81%       0.11%       5.95%       5.11%       9.01%       6.50%       5.61%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                      $ 1,737     $107,357    $ 1,526     $128,216    $148,542    $171,067    $186,363
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)(4)                   0.80%       1.58%       0.83%       1.59%       1.60%       1.61%       1.51%
   Expenses after custodian
      fee reduction(3)              0.79%       1.57%       0.81%       1.57%       1.58%       1.60%         --
   Net investment income            4.81%       4.03%       4.85%       4.12%       4.40%       4.44%       4.84%
-----------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(4) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  MINNESOTA FUND
                                 --------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                                                     JULY 31,
                                 --------------------------------------------------------------------------------
                                       1999(1)                 1998(1)             1997        1996        1995
                                 --------------------    --------------------    --------    --------    --------
                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                       $ 9.820     $10.540     $ 9.770     $10.490     $10.070     $ 9.950     $10.040
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income            $ 0.490     $ 0.446     $ 0.492     $ 0.439     $ 0.466     $ 0.468     $ 0.470
Net realized and unrealized
   gain (loss)                    (0.351)     (0.369)      0.073       0.073       0.415       0.123      (0.053)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS     $ 0.139     $ 0.077     $ 0.565     $ 0.512     $ 0.881     $ 0.591     $ 0.417
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income       $(0.490)    $(0.446)    $(0.515)    $(0.439)    $(0.461)    $(0.468)    $(0.470)
In excess of net investment
   income                         (0.009)     (0.001)         --      (0.023)         --      (0.003)     (0.037)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              $(0.499)    $(0.447)    $(0.515)    $(0.462)    $(0.461)    $(0.471)    $(0.507)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR   $ 9.460     $10.170     $ 9.820     $10.540     $10.490     $10.070     $ 9.950
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                     1.34%       0.65%       5.94%       4.99%       9.01%       6.00%       4.41%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                      $ 4,822     $55,355     $ 3,995     $62,899     $67,781     $74,374     $78,970
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)(4)               0.73%       1.55%       0.73%       1.58%       1.58%       1.56%       1.52%
   Net expenses after
      custodian fee
      reduction(3)                  0.71%       1.53%       0.71%       1.56%       1.55%       1.54%         --
   Net investment income            4.97%       4.21%       5.03%       4.19%       4.62%       4.63%       4.80%
-----------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(4) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 NEW JERSEY FUND
                                 --------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                                                     JULY 31,
                                 --------------------------------------------------------------------------------
                                       1999(1)                 1998(1)             1997        1996        1995
                                 --------------------    --------------------    --------    --------    --------
                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                       $10.590     $11.020     $10.530     $10.940     $10.440     $10.360     $10.410
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income            $ 0.548     $ 0.481     $ 0.558     $ 0.491     $ 0.506     $ 0.505     $ 0.505
Net realized and unrealized
   gain (loss)                    (0.394)     (0.409)      0.082       0.089       0.493       0.084      (0.009)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS     $ 0.154     $ 0.072     $ 0.640     $ 0.580     $ 0.999     $ 0.589     $ 0.496
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income       $(0.548)    $(0.481)    $(0.558)    $(0.491)    $(0.499)    $(0.505)    $(0.505)
In excess of net investment
   income                         (0.006)     (0.001)     (0.022)     (0.009)         --      (0.004)     (0.035)
In excess of net realized gain        --          --          --          --          --          --      (0.006)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              $(0.554)    $(0.482)    $(0.580)    $(0.500)    $(0.499)    $(0.509)    $(0.546)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR   $10.190     $10.610     $10.590     $11.020     $10.940     $10.440     $10.360
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                     1.39%       0.59%       6.24%       5.41%       9.85%       5.74%       5.04%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                      $18,897     $289,219    $11,570     $316,155    $345,080    $378,649    $404,861
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)(4)                   0.73%       1.57%       0.77%       1.61%       1.59%       1.57%       1.53%
   Expenses after custodian
      fee reduction(3)              0.72%       1.56%       0.75%       1.59%       1.57%       1.56%         --
   Net investment income            5.14%       4.37%       5.25%       4.48%       4.82%       4.80%       4.97%
-----------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(4) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                PENNSYLVANIA FUND
                                 --------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                                                     JULY 31,
                                 --------------------------------------------------------------------------------
                                       1999(1)                   1998              1997        1996        1995
                                 --------------------    --------------------    --------    --------    --------
                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                       $10.400     $10.730     $10.550     $10.900     $10.430     $10.320     $10.340
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income            $ 0.546     $ 0.477     $ 0.578     $ 0.506     $ 0.522     $ 0.512     $ 0.507
Net realized and unrealized
   gain (loss)                    (0.393)     (0.404)     (0.143)     (0.156)      0.458       0.108       0.004(2)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS     $ 0.153     $ 0.073     $ 0.435     $ 0.350     $ 0.980     $ 0.620     $ 0.511
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income       $(0.546)    $(0.483)    $(0.578)    $(0.520)    $(0.510)    $(0.510)    $(0.507)
In excess of net investment
   income                         (0.017)     (0.010)     (0.007)         --          --          --      (0.024)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              $(0.563)    $(0.493)    $(0.585)    $(0.520)    $(0.510)    $(0.510)    $(0.531)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR   $ 9.990     $10.310     $10.400     $10.730     $10.900     $10.430     $10.320
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                     1.42%       0.64%       4.17%       3.23%       9.66%       6.08%       5.24%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                      $10,652     $303,150    $ 8,552     $349,593    $395,974    $441,104    $495,856
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)(5)                   0.75%       1.58%       0.74%       1.59%       1.61%       1.58%       1.51%
   Expenses after custodian
      fee reduction(4)              0.71%       1.54%       0.70%       1.55%       1.56%       1.54%         --
   Net investment income            5.29%       4.47%       5.40%       4.63%       4.93%       4.89%       5.04%
-----------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(5) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    TEXAS FUND
                                 --------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                 --------------------------------------------------------------------------------
                                                                     JULY 31,
                                 --------------------------------------------------------------------------------
                                         1999                    1998              1997        1996        1995
                                 --------------------    --------------------    --------    --------    --------
                                 CLASS A     CLASS B     CLASS A     CLASS B     CLASS B     CLASS B     CLASS B
-----------------------------------------------------------------------------------------------------------------
Net asset value-- Beginning of
   year                          $ 9.890     $11.080     $ 9.770     $10.960     $10.440     $10.280     $10.210
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income            $ 0.511     $ 0.485     $ 0.515     $ 0.496     $ 0.489     $ 0.492     $ 0.532
Net realized and unrealized
   gain (loss)                    (0.336)     (0.368)      0.110       0.120       0.526       0.177       0.084
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS     $ 0.175     $ 0.117     $ 0.625     $ 0.616     $ 1.015     $ 0.669     $ 0.616
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income       $(0.505)    $(0.487)    $(0.505)    $(0.496)    $(0.495)    $(0.509)    $(0.532)
In excess of net investment
   income                             --          --          --          --          --          --      (0.014)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              $(0.505)    $(0.487)    $(0.505)    $(0.496)    $(0.495)    $(0.509)    $(0.546)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR   $ 9.560     $10.710     $ 9.890     $11.080     $10.960     $10.440     $10.280
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                     1.72%       1.01%       6.55%       5.74%      10.00%       6.60%       6.36%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                      $   458     $15,219     $   373     $16,988     $21,283     $23,996     $27,762
Ratios (As a percentage of
   average daily net assets):
   Net expenses(2)(3)               0.75%       1.54%       0.72%       1.49%       1.57%       1.43%       0.99%
   Net expenses after
      custodian fee
      reduction(2)                  0.72%       1.51%       0.69%       1.46%       1.55%       1.39%         --
   Net investment income            5.11%       4.37%       5.22%       4.50%       4.61%       4.70%       5.29%
-----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)(3)                                                                               1.53%       1.44%
   Expenses after custodian
      fee reduction(2)                                                                          1.49%         --
   Net investment income                                                                        4.60%       4.84%
Net investment income per
   share                                                                                     $ 0.482     $ 0.487
-----------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, eight of which, each non-diversified, are included in these financial statements. They include Eaton Vance Arizona Municipals Fund ("Arizona Fund"), Eaton Vance Colorado Municipals Fund ("Colorado Fund"), Eaton Vance Connecticut Municipals Fund ("Connecticut Fund"), Eaton Vance Michigan Municipals Fund ("Michigan Fund"), Eaton Vance Minnesota Municipals Fund ("Minnesota Fund"), Eaton Vance New Jersey Municipals Fund ("New Jersey Fund"), Eaton Vance Pennsylvania Municipals Fund ("Pennsylvania Fund") and Eaton Vance Texas Municipals Fund ("Texas Fund"). The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Arizona Fund invests its assets in the Arizona Municipals Portfolio, the Colorado Fund invests its assets in the Colorado Municipals Portfolio, the Connecticut Fund invests its assets in the Connecticut Municipals Portfolio, the Michigan Fund invests its assets in the Michigan Municipals Portfolio, the Minnesota Fund invests its assets in the Minnesota Municipals Portfolio, the New Jersey Fund invests its assets in the New Jersey Municipals Portfolio, the Pennsylvania Fund invests its assets in the Pennsylvania Municipals Portfolio and the Texas Fund invests its assets in the Texas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at July 31, 1999 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

 B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1999, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

FUND                                      AMOUNT        EXPIRES
---------------------------------------------------------------------
Arizona Fund                              $   431,585   July 31, 2004
Colorado Fund                                 776,352   July 31, 2004
Connecticut Fund                               91,011   July 31, 2005
                                            3,755,736   July 31, 2004
Minnesota Fund                                329,867   July 31, 2005
                                            2,802,385   July 31, 2004
New Jersey Fund                                23,676   July 31, 2005
                                            6,131,408   July 31, 2004
Pennsylvania Fund                         $ 1,809,455   July 31, 2005
                                            7,652,773   July 31, 2004
Texas Fund                                     84,793   July 31, 2005
                                               46,167   July 31, 2004

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Pursuant to Section 852 of the Internal Revenue Code, the Michigan Fund designates $151,427 of distributions from tax-exempt income as a long-term capital gain distribution for its taxable year ended July 31, 1999.

 D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the Statement Of Operations.

 F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 2000, and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3 Shares of Beneficial Interest
-------------------------------------------
   The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                  ARIZONA FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS A                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                         556,423        170,891
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   14,297          6,850
Redemptions                                  (364,504)       (20,568)
Issued to EV Traditional Municipals
 Fund shareholders                                 --        185,763
-----------------------------------------------------------------------
NET INCREASE                                  206,216        342,936
-----------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                  ARIZONA FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS B                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                          644,520         569,460
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   131,278         147,910
Redemptions                                 (1,431,988)     (1,710,682)
-----------------------------------------------------------------------
NET DECREASE                                  (656,190)       (993,312)
-----------------------------------------------------------------------

                                                  COLORADO FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS A                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                         41,160          83,490
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   5,870           4,447
Redemptions                                  (54,245)        (38,178)
Issued to EV Traditional Municipals
 Fund shareholders                                --         168,584
-----------------------------------------------------------------------
NET INCREASE (DECREASE)                       (7,215)        218,343
-----------------------------------------------------------------------

                                                  COLORADO FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS B                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                         329,508         352,856
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   78,095          80,757
Redemptions                                  (447,093)       (740,698)
-----------------------------------------------------------------------
NET DECREASE                                  (39,490)       (307,085)
-----------------------------------------------------------------------

                                                CONNECTICUT FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS A                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                         524,295        277,244
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   19,896          5,014
Redemptions                                  (147,351)       (55,247)
Issued to EV Traditional Municipals
 Fund shareholders                                 --        258,003
-----------------------------------------------------------------------
NET INCREASE                                  396,840        485,014
-----------------------------------------------------------------------

                                                CONNECTICUT FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS B                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                          967,806         585,923
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   320,758         355,118
Redemptions                                 (1,912,012)     (2,227,088)
-----------------------------------------------------------------------
NET DECREASE                                  (623,448)     (1,286,047)
-----------------------------------------------------------------------

                                                  MICHIGAN FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS A                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                         48,762          73,709
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   5,120           3,759
Redemptions                                  (25,127)        (39,094)
Issued to EV Traditional Municipals
 Fund shareholders                                --         117,072
-----------------------------------------------------------------------
NET INCREASE                                  28,755         155,446
-----------------------------------------------------------------------

                                                  MICHIGAN FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS B                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                         449,210          348,116
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                  238,514          280,699
Redemptions                                (2,185,130)      (2,585,944)
-----------------------------------------------------------------------
NET DECREASE                               (1,497,406)      (1,957,129)
-----------------------------------------------------------------------

                                                 MINNESOTA FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS A                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                        159,290         157,027
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                  12,797           8,777
Redemptions                                  (69,272)        (18,523)
Issued to EV Traditional Municipals
 Fund shareholders                                --         259,560
-----------------------------------------------------------------------
NET INCREASE                                 102,815         406,841
-----------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                 MINNESOTA FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS B                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                          425,368        318,574
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   130,884        141,435
Redemptions                                 (1,078,648)      (954,723)
-----------------------------------------------------------------------
NET DECREASE                                  (522,396)      (494,714)
-----------------------------------------------------------------------

                                                 NEW JERSEY FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS A                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                       1,033,440         672,700
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   38,666          19,995
Redemptions                                  (310,720)       (165,010)
Issued to EV Traditional Municipals
 Fund shareholders                                 --         564,820
-----------------------------------------------------------------------
NET INCREASE                                  761,386       1,092,505
-----------------------------------------------------------------------

                                                 NEW JERSEY FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS B                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                        2,398,545       1,840,820
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   649,772         700,002
Redemptions                                 (4,488,554)     (5,394,350)
-----------------------------------------------------------------------
NET DECREASE                                (1,440,237)     (2,853,528)
-----------------------------------------------------------------------

                                                PENNSYLVANIA FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS A                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                         881,964        396,676
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   36,031         18,652
Redemptions                                  (674,530)       (76,420)
Issued to EV Traditional Municipals
 Fund shareholders                                 --        483,677
-----------------------------------------------------------------------
NET INCREASE                                  243,465        822,585
-----------------------------------------------------------------------

                                                PENNSYLVANIA FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS B                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                        1,533,768       1,626,734
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   657,662         749,510
Redemptions                                 (5,385,455)     (6,125,607)
-----------------------------------------------------------------------
NET DECREASE                                (3,194,025)     (3,749,363)
-----------------------------------------------------------------------

                                                   TEXAS FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS A                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                         26,766           4,222
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   1,162           1,137
Redemptions                                  (17,726)         (3,768)
Issued to EV Traditional Municipals
 Fund shareholders                                --          36,091
-----------------------------------------------------------------------
NET INCREASE                                  10,202          37,682
-----------------------------------------------------------------------

                                                   TEXAS FUND
                                          -----------------------------
                                           YEAR ENDED      YEAR ENDED
CLASS B                                   JULY 31, 1999   JULY 31, 1998
-----------------------------------------------------------------------
Sales                                          64,343          52,970
Issued to shareholders electing to
 receive payments of distributions in
 Fund shares                                   24,770          32,250
Redemptions                                  (202,053)       (493,571)
-----------------------------------------------------------------------
NET DECREASE                                 (112,940)       (408,351)
-----------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   underwriter, received $6,023, $994, $5,959, $603, $3,090, $14,381, $5,427 and
   $303 from the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund, respectively, as its portion of the sales charge on sales of Class A shares for the year ended July 31, 1999.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has adopted a distribution plan (Class B Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A Plans)(collectively, the Plans). The Plans require the Class B shares to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of each Fund's Class B daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces the Class B's net assets. For the year ended July 31, 1999, the Class B shares of the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund paid $718,447, $283,125, $1,181,348, $901,213, $459,775, $2,351,311, $2,502,923 and $122,830, respectively, to
   EVD, representing 0.75% (annualized) of each Fund's Class B average daily net assets. At July 31, 1999, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund were approximately $2,412,000, $1,330,000, $3,960,000, $2,244,000, $1,520,000, $6,289,000, $7,100,000 and $327,000,
   respectively.

   In addition, the Plans also authorize each class to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year. The Trustees have initially implemented the Plans by authorizing each class to make quarterly payments of service fees to EVD and investment dealers in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets attributable to both Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended July 31, 1999, Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund paid or accrued service fees to or payable to EVD in the amount of $9,215, $2,422, $10,077, $3,123, $6,068, $16,101, $10,599 and $715, respectively, for Class A shares, and $172,086, $67,004, $292,767, $240,323, $109,146, $562,842, $601,085 and
   $29,402, respectively, for Class B shares. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

   Certain officers and Trustees of the Funds are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $90,000, $42,000, $149,000, $146,000, $87,000,
   $279,000, $284,000 and $24,000 of CDSC paid by Class B shareholders of Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund, respectively, for the year ended July 31, 1999.

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1999 were as follows:

ARIZONA FUND
------------------------------------------------------
Increases                                 $ 13,039,976
Decreases                                   23,779,211


COLORADO FUND
------------------------------------------------------
Increases                                 $  3,990,873
Decreases                                    6,586,932

CONNECTICUT FUND
------------------------------------------------------
Increases                                 $ 15,311,591
Decreases                                   27,156,440

MICHIGAN FUND
------------------------------------------------------
Increases                                 $  5,494,726
Decreases                                   28,028,857
MINNESOTA FUND
------------------------------------------------------
Increases                                 $  6,142,642
Decreases                                   13,964,317

NEW JERSEY FUND
------------------------------------------------------
Increases                                 $ 37,233,317
Decreases                                   62,376,808

PENNSYLVANIA FUND
------------------------------------------------------
Increases                                 $ 25,746,805
Decreases                                   76,902,838

TEXAS FUND
------------------------------------------------------
Increases                                 $    980,095
Decreases                                    3,446,497

8 Transfer of Assets
-------------------------------------------
   On August 1, 1997, Arizona Municipals Fund, Colorado Municipals Fund, Connecticut Municipals Fund, Michigan Municipals Fund, Minnesota Municipals Fund, New Jersey Municipals Fund, Pennsylvania Municipals Fund and Texas Municipals Fund acquired the net assets of EV Traditional Arizona Municipals Fund, EV Traditional Colorado Municipals Fund, EV Traditional Connecticut Municipals Fund, EV Traditional Michigan Municipals Fund, EV Traditional Minnesota Municipals Fund, EV Traditional New Jersey Municipals Fund, EV Traditional Pennsylvania Municipals Fund and EV Traditional Texas Municipals Fund, respectively, pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Funds, at the closing, issued Class A shares as follows:

                                          CLASS A SHARES   AGGREGATE VALUE    NET ASSET VALUE
FUND                                          ISSUED       OF SHARES ISSUED      PER SHARE
----------------------------------------------------------------------------------------------
Arizona Fund                                  185,763         $1,873,786           $10.09
Colorado Fund                                 168,584          1,672,995             9.92
Connecticut Fund                              258,003          2,746,315            10.64
Michigan Fund                                 117,072          1,141,339             9.75
Minnesota Fund                                259,560          2,536,172             9.77
New Jersey Fund                               564,820          5,945,100            10.53
Pennsylvania Fund                             483,677          5,104,277            10.55
Texas Fund                                     36,091            352,637             9.77

   The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The net assets acquired, including unrealized appreciation at the date of the transaction were as follows:

FUND                                      ACQUIRED NET ASSETS    UNREALIZED APPRECIATION
-----------------------------------------------------------------------------------------
Arizona Fund                                   $1,873,786                $105,967
Colorado Fund                                   1,672,995                 154,386
Connecticut Fund                                2,746,315                 148,370
Michigan Fund                                   1,141,339                 105,076
Minnesota Fund                                  2,536,172                 208,144
New Jersey Fund                                 5,945,100                 282,362
Pennsylvania Fund                               5,104,277                 214,513
Texas Fund                                        352,637                  12,509

   Directly after the merger, the combined net assets of the Funds and the net asset value of Class A shares and Class B shares were as follows:

                                                                     CLASS A            CLASS B
                                                                 NET ASSET VALUE    NET ASSET VALUE
FUND                                      COMBINED NET ASSETS       PER SHARE          PER SHARE
----------------------------------------------------------------------------------------------------
Arizona Fund                                  $111,252,856            $10.09             $11.22
Colorado Fund                                   42,459,161              9.92              10.80
Connecticut Fund                               174,380,265             10.64              10.57
Michigan Fund                                  149,682,843              9.75              10.87
Minnesota Fund                                  70,316,954              9.77              10.49
New Jersey Fund                                351,024,607             10.53              10.94
Pennsylvania Fund                              401,078,359             10.55              10.90
Texas Fund                                      21,635,260              9.77              10.96

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE MUNICIPALS TRUST:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance Pennsylvania Municipals Fund and Eaton Vance Texas Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of July 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1999 and 1998 and financial highlights for each of the years in the five year period ended July 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at July 31, 1999, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         September 3, 1999

ARIZONA MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Assisted Living -- 2.0%
-------------------------------------------------------------------------------
        $1,800           Arizona HFA, (Care Institute,
                         Inc.-Mesa), 7.625%, 1/1/26                $  1,829,268
-------------------------------------------------------------------------------
                                                                   $  1,829,268
-------------------------------------------------------------------------------
Education -- 3.7%
-------------------------------------------------------------------------------
        $2,000           Arizona Educational Loan Marketing
                         Corp., (AMT), 6.30%, 12/1/08              $  2,098,380
         1,250           University of Arizona, 6.25%, 6/1/11         1,332,000
-------------------------------------------------------------------------------
                                                                   $  3,430,380
-------------------------------------------------------------------------------
Electric Utilities -- 10.7%
-------------------------------------------------------------------------------
        $3,500           Maricopa County, Pollution Control,
                         (Public Service Co. of Colorado),
                         6.375%, 8/15/23                           $  3,576,229
         4,300           Navajo County, Pollution Control,
                         (Arizona Public Service), 5.875%,
                         8/15/28                                      4,338,957
         1,000           Pima County, IDA, (Tucson Electric Power
                         Co.), 6.00%, 9/1/29                            970,170
         1,000           Puerto Rico Telephone Authority,
                         Variable Rate, 1/1/20(1)                     1,116,380
-------------------------------------------------------------------------------
                                                                   $ 10,001,736
-------------------------------------------------------------------------------
Escrowed / Prerefunded -- 14.6%
-------------------------------------------------------------------------------
        $1,000           Glendale, IDA, Prerefunded to 7/1/05,
                         7.125%, 7/1/20                            $  1,142,440
         2,850           Maricopa County, IDA, (Place Five and
                         The Greenery), Escrowed to Maturity,
                         6.625%, 1/1/27                               3,272,228
         1,250           Maricopa County, IDA, (Place Five and
                         The Greenery), Escrowed to Maturity,
                         8.625%, 1/1/27                               1,603,338
         7,500           Maricopa County, Single Family Mortgage,
                         Escrowed to Maturity, 0.00%, 2/1/16          3,058,425
         6,500           Phoenix, IDA, Single Family, Escrowed to
                         Maturity, 0.00%, 12/1/14                     2,862,340
         1,500           Puerto Rico, "RIBS", (AMBAC),
                         Prerefunded to 7/1/02, Variable Rate,
                         7/1/15(1)(2)                                 1,692,750
-------------------------------------------------------------------------------
                                                                   $ 13,631,521
-------------------------------------------------------------------------------
General Obligations -- 5.1%
-------------------------------------------------------------------------------
        $1,500           Phoenix, 4.75%, 7/1/23                    $  1,357,725
         1,125           Puerto Rico, 0.00%, 7/1/17                     424,766
         2,275           Tucson, 4.50%, 7/1/19                        2,005,390
         1,000           Tucson, 5.375%, 7/1/21                       1,005,090
-------------------------------------------------------------------------------
                                                                   $  4,792,971
-------------------------------------------------------------------------------

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Hospital -- 5.9%
-------------------------------------------------------------------------------
        $1,130           Arizona HFA, (Phoenix Memorial
                         Hospital), 8.125%, 6/1/12                 $  1,165,584
         1,250           Arizona HFA, (Phoenix Memorial
                         Hospital), 8.20%, 6/1/21                     1,292,413
         1,250           Maricopa County, IDA, (Mayo Foundation),
                         Residual Certificates, Variable Rate,
                         11/15/37(1)(2)                               1,140,800
         1,000           Winslow, IDA, (Winslow Memorial
                         Hospital), 5.50%, 6/1/22                       936,060
           885           Winslow, IDA, (Winslow Memorial
                         Hospital), 9.50%, 6/1/22                     1,032,034
-------------------------------------------------------------------------------
                                                                   $  5,566,891
-------------------------------------------------------------------------------
Housing -- 5.5%
-------------------------------------------------------------------------------
        $2,000           Maricopa County, IDA, (Laguna Point
                         Apartments), 6.75%, 7/1/19                $  2,139,140
           965           Maricopa County, IDA, (National Health
                         Facilities II), 6.375%, 1/1/19                 952,783
         1,000           Phoenix, IDA, (Woodstone and Silver
                         Springs Apartments), (Asset Guaranty),
                         6.25%, 4/1/23                                1,031,110
         1,000           Tempe, IDA, (Quadrangle Village
                         Apartments), 6.25%, 6/1/26                   1,045,540
-------------------------------------------------------------------------------
                                                                   $  5,168,573
-------------------------------------------------------------------------------
Industrial Development Revenue -- 9.8%
-------------------------------------------------------------------------------
        $1,000           Casa Grande, Pollution Control, (Frito
                         Lay, Inc.), 6.60%, 12/1/10                $  1,070,600
         2,000           Coconino County, Pollution Control,
                         (Nevada Power Co.), (AMT), 5.80%,
                         11/1/32                                      1,967,640
         1,750           Gila County, IDA, (Asarco, Inc.), 5.55%,
                         1/1/27                                       1,634,605
           500           Maricopa County, Pollution Control,
                         (Public Service Co.), 5.75%, 11/1/22           480,450
           750           Phoenix Airport Authority, (America West
                         Airlines, Inc.), (AMT), 6.25%, 6/1/19          735,150
         1,250           Puerto Rico Port Authority, (American
                         Airlines), (AMT), 6.25%, 6/1/26              1,313,013
         2,000           Yavapai County, IDA, (Citizens Utilities
                         Co.), (AMT), 5.45%, 6/1/33                   1,997,940
-------------------------------------------------------------------------------
                                                                   $  9,199,398
-------------------------------------------------------------------------------
Insured-Education -- 1.1%
-------------------------------------------------------------------------------
        $1,000           Glendale, Development Authority,
                         (Midwestern University), (MBIA), 5.375%,
                         5/15/28                                   $    982,660
-------------------------------------------------------------------------------
                                                                   $    982,660
-------------------------------------------------------------------------------
Insured-Electric Utilities -- 2.9%
-------------------------------------------------------------------------------
        $2,505           Pima County, (Irvington Power), (FGIC),
                         7.25%, 7/15/10                            $  2,722,935
-------------------------------------------------------------------------------
                                                                   $  2,722,935
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ARIZONA MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Insured-General Obligations -- 2.3%
-------------------------------------------------------------------------------
        $1,000           Puerto Rico, (FSA), Variable Rate,
                         7/1/22(1)(2)                              $  1,095,000
         1,000           Puerto Rico, Variable Rate, (FSA),
                         7/1/20(1)                                    1,072,500
-------------------------------------------------------------------------------
                                                                   $  2,167,500
-------------------------------------------------------------------------------
Insured-Hospital -- 12.6%
-------------------------------------------------------------------------------
        $2,000           Maricopa County, (Samaritan Health),
                         (MBIA), 7.00%, 12/1/16                    $  2,401,380
         2,000           Maricopa County, Hospital District No.
                         1, (FGIC), 6.125%, 6/1/15                    2,113,400
         2,000           Mohave County, (Kingman Regional Medical
                         Center), (FGIC), 6.50%, 6/1/15               2,119,300
         1,000           Pima County, (Carondelet Health Care
                         Corp.), (MBIA), 5.25%, 7/1/12                1,015,440
         1,000           Pima County, (Carondolet Health Care
                         Corp.), (MBIA), 5.25%, 7/1/11                1,017,260
         1,500           Pima County, (Tucson Medical Center),
                         (MBIA), 6.375%, 4/1/12                       1,591,065
         1,500           Scottsdale, IDA, (Scottsdale Memorial
                         Hospital), (AMBAC), 6.125%, 9/1/17           1,584,240
-------------------------------------------------------------------------------
                                                                   $ 11,842,085
-------------------------------------------------------------------------------
Insured-Housing -- 2.7%
-------------------------------------------------------------------------------
        $2,500           Maricopa County, IDA, Multifamily,
                         (National Health Facilities II), (FSA),
                         5.50%, 1/1/24                             $  2,549,350
-------------------------------------------------------------------------------
                                                                   $  2,549,350
-------------------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.2%
-------------------------------------------------------------------------------
        $1,400           Puerto Rico Infrastructure Financing
                         Authority, (AMBAC), Variable Rate,
                         7/1/28(1)                                 $  1,164,170
         1,000           Puerto Rico Public Finance Corp.,
                         (AMBAC), Variable Rate, 6/1/26(1)(2)           891,240
-------------------------------------------------------------------------------
                                                                   $  2,055,410
-------------------------------------------------------------------------------
Insured-Transportation -- 1.1%
-------------------------------------------------------------------------------
        $2,500           Puerto Rico Highway and Transportation
                         Authority, (AMBAC), 0.00%, 7/1/16         $  1,030,025
-------------------------------------------------------------------------------
                                                                   $  1,030,025
-------------------------------------------------------------------------------
Insured-Water and Sewer -- 1.1%
-------------------------------------------------------------------------------
        $1,000           Chandler, Water and Sewer, (FGIC),
                         6.25%, 7/1/13                             $  1,064,470
-------------------------------------------------------------------------------
                                                                   $  1,064,470
-------------------------------------------------------------------------------
Miscellaneous Health Care -- 1.0%
-------------------------------------------------------------------------------
        $1,000           Coconino County, IDA, Health Care
                         Insurance, (Guidance Center, Inc.),
                         5.80%, 6/1/11                             $    972,090
-------------------------------------------------------------------------------
                                                                   $    972,090
-------------------------------------------------------------------------------

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Pooled Loans -- 4.0%
-------------------------------------------------------------------------------
        $2,000           Arizona Educational Loan Marketing
                         Corp., (AMT), 6.25%, 6/1/06               $  2,122,900
         1,500           Arizona Student Loan Acquisition
                         Authority, (AMT), 7.625%, 5/1/10             1,610,025
-------------------------------------------------------------------------------
                                                                   $  3,732,925
-------------------------------------------------------------------------------
Special Tax Revenue -- 4.4%
-------------------------------------------------------------------------------
        $4,750           Scottsdale, Preservation Authority,
                         (FGIC), 4.50%, 7/1/24                     $  4,124,092
-------------------------------------------------------------------------------
                                                                   $  4,124,092
-------------------------------------------------------------------------------
Water and Sewer -- 7.3%
-------------------------------------------------------------------------------
        $2,000           Arizona Wastewater Management Authority,
                         6.80%, 7/1/11                             $  2,166,440
         1,000           Central Arizona Water Conservation
                         District, 5.50%, 11/1/09                     1,049,880
         1,500           Phoenix Civic Improvement Corp.
                         Wastewater, 4.75%, 7/1/23                    1,359,585
         2,500           Scottsdale, Water and Sewer Revenue,
                         4.50%, 7/1/20                                2,209,900
-------------------------------------------------------------------------------
                                                                   $  6,785,805
-------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $89,483,162)                                   $ 93,650,085
-------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1999, 32.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 5.0% to 13.0% of total investments.

(1)  Security has been issued as an inverse floater bond.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

COLORADO MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

PRINCIPAL AMOUNT
 (000'S OMITTED)     SECURITY                                  VALUE
---------------------------------------------------------------------------
Education -- 5.1%
---------------------------------------------------------------------------
      $1,000         Colorado Educational and Cultural
                     Facilities, (Alexander Dawson School),
                     5.30%, 2/15/29                            $    942,460
       1,000         Colorado Springs, (Colorado College),
                     5.25%, 6/1/24                                  961,700
---------------------------------------------------------------------------
                                                               $  1,904,160
---------------------------------------------------------------------------
Electric Utilities -- 1.5%
---------------------------------------------------------------------------
      $  500         Guam Power Authority, 6.625%, 10/1/14     $    560,495
---------------------------------------------------------------------------
                                                               $    560,495
---------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.7%
---------------------------------------------------------------------------
      $1,500         Dawson Ridge, Metropolitan District #1,
                     Escrowed to Maturity, 0.00%, 10/1/22      $    331,335
       3,000         Dawson Ridge, Metropolitan District #1,
                     Escrowed to Maturity, 0.00%, 10/1/22           662,670
---------------------------------------------------------------------------
                                                               $    994,005
---------------------------------------------------------------------------
General Obligations -- 1.0%
---------------------------------------------------------------------------
      $  400         Bell Mountain Ranch, (Metropolitan
                     District), 6.625%, 11/15/25               $    386,964
---------------------------------------------------------------------------
                                                               $    386,964
---------------------------------------------------------------------------
Hospital -- 20.9%
---------------------------------------------------------------------------
      $  900         Colorado HFA, (Cleo Wallace Center),
                     7.00%, 8/1/15                             $    924,381
         400         Colorado HFA, (National Jewish Center
                     For Immunology), 6.875%, 2/15/12               431,620
       2,000         Colorado HFA, (Parkview Memorial
                     Hospital), 6.125%, 9/1/25                    2,056,939
         600         Colorado HFA, (Steamboat Springs
                     Health), 5.00%, 9/15/03                        595,362
       2,000         Colorado HFA, (Vail Valley Medical
                     Center), 6.60%, 1/15/20                      2,098,079
       1,000         Denver, Health and Hospital Authority,
                     (Denver Health Medical Center), 5.375%,
                     12/1/28                                        914,130
         400         La Junta, (Valley Regional Medical
                     Center), 6.10%, 4/1/24                         394,488
         420         Lake County, (State Vincent General
                     Hospital), 6.00%, 12/1/19                      406,321
---------------------------------------------------------------------------
                                                               $  7,821,320
---------------------------------------------------------------------------

PRINCIPAL AMOUNT
 (000'S OMITTED)     SECURITY                                  VALUE
---------------------------------------------------------------------------
Housing -- 15.5%
---------------------------------------------------------------------------
      $1,000         Colorado HFA, 5.35%, 11/1/16              $    965,940
         500         Colorado HFA, MFMR, (AMT), 6.40%,
                     10/1/27                                        527,830
         295         Colorado HFA, Single Family Access
                     Program, 8.00%, 12/1/24                        313,836
       1,000         Colorado HFA, Single Family Housing,
                     (AMT), 7.55%, 11/1/27                        1,116,920
         355         Colorado HFA, Single Family Housing,
                     (AMT), 7.65%, 12/1/25                          387,969
       1,000         Denver, Multifamily Housing, (Lofts),
                     (FHA), (AMT), 6.15%, 12/1/16                 1,044,950
         400         Lake Creek, (Affordable Housing Corp.),
                     Multifamily, 6.25%, 12/1/23                    393,576
       1,000         Lakewood, Multifamily Housing, FHA
                     Insured Mortgage Loan, (AMT), 6.65%,
                     10/1/25                                      1,066,640
---------------------------------------------------------------------------
                                                               $  5,817,661
---------------------------------------------------------------------------
Industrial Development Revenue -- 8.2%
---------------------------------------------------------------------------
      $1,000         Denver Airport Special Facilities,
                     (United Airlines), (AMT), 6.875%,
                     10/1/32                                   $  1,059,530
       1,000         Puerto Rico Industrial, Medical and
                     Environmental Pollution Control Facility
                     Finance Authority, (American Home
                     Products), 5.10%, 12/1/18                      945,270
       1,000         Puerto Rico Port Authority, (American
                     Airlines), (AMT), 6.25%, 6/1/26              1,050,410
---------------------------------------------------------------------------
                                                               $  3,055,210
---------------------------------------------------------------------------
Insured-Electric Utilities -- 2.3%
---------------------------------------------------------------------------
      $  300         Puerto Rico Electric Power Authority,
                     "STRIPES", (FSA), Variable Rate,
                     7/1/03(1)                                 $    329,250
         500         Puerto Rico Telephone Authority, (MBIA),
                     Variable Rate, 1/16/15(1)                      545,000
---------------------------------------------------------------------------
                                                               $    874,250
---------------------------------------------------------------------------
Insured-General Obligations -- 8.7%
---------------------------------------------------------------------------
      $1,750         Eagle, Garfield and Routt Counties,
                     School District No. RE 50J, (FGIC),
                     6.30%, 12/1/12                            $  1,937,320
       1,160         Highlands Ranch Metropolitan District
                     No.2, (FSA), 6.50%, 6/15/10                  1,308,155
---------------------------------------------------------------------------
                                                               $  3,245,475
---------------------------------------------------------------------------
Insured-Housing -- 2.9%
---------------------------------------------------------------------------
      $1,000         Thornton, SCA Realty MFMR, (FSA), 7.10%,
                     1/1/30                                    $  1,091,290
---------------------------------------------------------------------------
                                                               $  1,091,290
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

COLORADO MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
 (000'S OMITTED)     SECURITY                                  VALUE
---------------------------------------------------------------------------
Insured-Transportation -- 15.6%
---------------------------------------------------------------------------
      $3,500         Colorado Public Highway Authority
                     Revenue, (MBIA), 0.00%, 9/1/16            $  1,378,125
       1,830         Colorado Public Highway Authority
                     Revenue, (MBIA), 4.75%, 9/1/23               1,635,581
         750         Denver, Airport Revenue, (AMT), (MBIA),
                     5.75%, 11/15/15                                763,703
       1,000         Denver, Airport Revenue, (FSA), (AMT),
                     5.00%, 11/15/25                                918,500
       3,095         Puerto Rico Highway and Transportation
                     Authority, (AMBAC), 0.00%, 7/1/18            1,133,575
---------------------------------------------------------------------------
                                                               $  5,829,484
---------------------------------------------------------------------------
Senior Living / Life Care -- 2.1%
---------------------------------------------------------------------------
      $  400         Colorado HFA, Revenue Refunding and
                     Improvement, (Volunteers of America),
                     5.875%, 7/1/28                            $    377,228
         430         Logan County, Industrial Development
                     Revenue, (TLC Care Choices, Inc.),
                     6.875%, 12/1/23                                418,571
---------------------------------------------------------------------------
                                                               $    795,799
---------------------------------------------------------------------------
Special Tax Revenue -- 1.1%
---------------------------------------------------------------------------
      $  400         Black Hawk Business Improvement
                     District, 6.50%, 12/1/11                  $    394,232
---------------------------------------------------------------------------
                                                               $    394,232
---------------------------------------------------------------------------
Transportation -- 4.7%
---------------------------------------------------------------------------
      $  500         Eagle County, (Eagle County Airport
                     Terminal), (AMT), 7.50%, 5/1/21           $    531,755
         250         Puerto Rico Highway and Transportation
                     Authority, 5.00%, 7/1/36                       231,995
       1,000         Puerto Rico Highway and Transportation
                     Authority, 5.50%, 7/1/36                     1,004,880
---------------------------------------------------------------------------
                                                               $  1,768,630
---------------------------------------------------------------------------

PRINCIPAL AMOUNT
 (000'S OMITTED)     SECURITY                                  VALUE
---------------------------------------------------------------------------

Utilities -- 2.3%
---------------------------------------------------------------------------
      $1,000         Colorado Springs, Utility Revenue
                     System, 4.75%, 11/15/26                   $    876,070
---------------------------------------------------------------------------
                                                               $    876,070
---------------------------------------------------------------------------
Water and Sewer -- 5.4%
---------------------------------------------------------------------------
      $1,000         Colorado Water Resources, Power
                     Development Authority, 5.25%, 9/1/19      $    981,100
       1,000         Cottonwood Water and Sanitation
                     District, 7.75%, 12/1/20                     1,054,700
---------------------------------------------------------------------------
                                                               $  2,035,800
---------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $36,443,369)                               $ 37,450,845
---------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1999, 29.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 3.0% to 11.5% of total investments.

(1)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

CONNECTICUT MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Cogeneration -- 4.9%
--------------------------------------------------------------------------------
        $8,000           Eastern Connecticut Resource Recovery
                         Authority, (Wheelabrator Lisbon), (AMT),
                         5.50%, 1/1/20                             $   7,626,320
--------------------------------------------------------------------------------
                                                                   $   7,626,320
--------------------------------------------------------------------------------
Education -- 7.8%
--------------------------------------------------------------------------------
        $1,675           Connecticut HEFA, (Quinnipiac College),
                         6.00%, 7/1/23                             $   1,691,063
         1,000           Connecticut HEFA, (Sacred Heart
                         University), 5.80%, 7/1/23                    1,068,400
         5,500           Connecticut HEFA, (University of
                         Hartford), 6.80%, 7/1/22                      5,709,550
         3,400           Connecticut HEFA, (Yale University),
                         Variable Rate, 6/10/30(1)                     3,676,250
--------------------------------------------------------------------------------
                                                                   $  12,145,263
--------------------------------------------------------------------------------
Electric Utilities -- 7.6%
--------------------------------------------------------------------------------
        $1,600           Connecticut State Development Authority,
                         (Western Massachusetts Electric Co.),
                         5.85%, 9/1/28                             $   1,537,760
         1,500           Connecticut State Development Authority,
                         Pollution Control Revenue, (Connecticut
                         Light and Power), (AMT), 5.95%, 9/1/28        1,432,785
         1,625           Guam Power Authority, 6.30%, 10/1/22          1,755,683
         1,100           Guam Power Authority, 6.625%, 10/1/14         1,233,089
         4,000           Puerto Rico Electric Power Authority,
                         4.75%, 7/1/24                                 3,568,160
         2,500           Puerto Rico Electric Power Authority,
                         5.00%, 7/1/28                                 2,304,700
--------------------------------------------------------------------------------
                                                                   $  11,832,177
--------------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.0%
--------------------------------------------------------------------------------
        $3,100           Connecticut HEFA, (Quinnipiac College),
                         Prerefunded to 07/01/03, 6.00%, 7/1/23    $   3,334,174
         1,000           Connecticut HEFA, (Sacred Heart
                         University), Prerefunded to 7/01/02,
                         6.80%, 7/1/12                                 1,087,690
         3,060           Virgin Islands Water and Power
                         Authority, Prerefunded to 7/1/01, 7.40%,
                         7/1/11                                        3,274,169
--------------------------------------------------------------------------------
                                                                   $   7,696,033
--------------------------------------------------------------------------------
General Obligations -- 3.3%
--------------------------------------------------------------------------------
        $1,750           Connecticut State, 0.00%, 11/1/09         $   1,053,675
         1,270           Danbury, 4.50%, 2/1/14                        1,194,422
           500           Guam, 5.40%, 11/15/18                           485,095
         1,065           Puerto Rico, Public Improvement, 0.00%,
                         7/1/15                                          454,585
         2,000           Puerto Rico, Public Improvement, 5.00%,
                         7/1/27                                        1,851,360
--------------------------------------------------------------------------------
                                                                   $   5,039,137
--------------------------------------------------------------------------------
Hospital -- 9.2%
--------------------------------------------------------------------------------
        $5,400           Connecticut HEFA, (Griffin Hospital),
                         5.75%, 7/1/23                             $   5,262,840
           500           Connecticut HEFA, (Hospital for Special
                         Care), 5.375%, 7/1/17                           471,175

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Hospital (continued)
--------------------------------------------------------------------------------
        $2,000           Connecticut HEFA, (New Britain Memorial
                         Hospital), 7.75%, 7/1/22                  $   2,232,320
         5,780           Connecticut HEFA, (William W. Backus
                         Hospital), 6.375%, 7/1/22                     6,210,090
--------------------------------------------------------------------------------
                                                                   $  14,176,425
--------------------------------------------------------------------------------
Housing -- 3.6%
--------------------------------------------------------------------------------
        $  210           Connecticut HFA, MRB, 6.55%, 11/15/13     $     222,986
         1,000           Connecticut HFA, MRB, 6.60%, 11/15/23         1,060,210
         4,055           Connecticut HFA, MRB, (AMT), 6.20%,
                         11/15/22                                      4,241,733
--------------------------------------------------------------------------------
                                                                   $   5,524,929
--------------------------------------------------------------------------------
Industrial Development Revenue -- 3.8%
--------------------------------------------------------------------------------
        $1,000           Connecticut Development Authority PCR,
                         (Pfizer, Inc.), 6.55%, 2/15/13            $   1,073,850
         3,065           Connecticut Development Authority,
                         Airport Facility, (Signature Flight),
                         (AMT), 6.625%, 12/1/14                        3,192,780
           400           Puerto Rico Port Authority, (American
                         Airlines), (AMT), 6.25%, 6/1/26                 420,164
         1,200           Sprague, Environmental Improvement,
                         (International Paper Co.), (AMT), 5.70%,
                         10/1/21                                       1,189,452
--------------------------------------------------------------------------------
                                                                   $   5,876,246
--------------------------------------------------------------------------------
Insured-Education -- 5.1%
--------------------------------------------------------------------------------
        $3,000           Connecticut HEFA, (Choate Rosemary
                         College), (MBIA), 5.00%, 7/1/27           $   2,801,250
         1,555           Connecticut HEFA, (Choate Rosemary
                         College), (MBIA), 6.80%, 7/1/15               1,732,783
         2,000           Connecticut HEFA, (Trinity College),
                         (MBIA), 5.50%, 7/1/21                         2,042,260
         1,440           Connecticut HEFA, (Westminster School),
                         (MBIA), 5.00%, 7/1/29                         1,341,821
--------------------------------------------------------------------------------
                                                                   $   7,918,114
--------------------------------------------------------------------------------
Insured-General Obligations -- 1.4%
--------------------------------------------------------------------------------
        $1,000           New Britain, (MBIA), 6.00%, 3/1/12        $   1,088,130
         1,000           Puerto Rico, (MBIA), 5.375%, 7/1/25             991,660
--------------------------------------------------------------------------------
                                                                   $   2,079,790
--------------------------------------------------------------------------------
Insured-Hospital -- 7.8%
--------------------------------------------------------------------------------
        $1,000           Connecticut HEFA, (Bridgeport Hospital),
                         (MBIA), 6.625%, 7/1/18                    $   1,070,350
         1,000           Connecticut HEFA, (Danbury Hospital),
                         (AMBAC), 5.375%, 7/1/17                         990,880
         1,000           Connecticut HEFA, (Hospital of St.
                         Raphael), (AMBAC), 6.50%, 7/1/11              1,131,980
         1,500           Connecticut HEFA, (Hospital of St.
                         Raphael), (AMBAC), 6.625%, 7/1/14             1,587,180
         2,350           Connecticut HEFA, (Lawrence and Memorial
                         Hospital), (MBIA), 5.00%, 7/1/22              2,187,733

                       SEE NOTES TO FINANCIAL STATEMENTS

CONNECTICUT MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Insured-Hospital (continued)
--------------------------------------------------------------------------------
        $1,000           Connecticut HEFA, (Stamford Hospital),
                         (MBIA), 5.00%, 7/1/24                     $     928,090
         2,000           Connecticut HEFA, (Veterans Memorial
                         Medical Center), (MBIA), 5.375%, 7/1/15       2,018,240
         2,000           Connecticut HEFA, (Yale-New Haven
                         Hospital), (MBIA), 6.50%, 7/1/12              2,131,120
--------------------------------------------------------------------------------
                                                                   $  12,045,573
--------------------------------------------------------------------------------
Insured-Housing -- 0.2%
--------------------------------------------------------------------------------
        $  305           Puerto Rico Housing Finance Corp.,
                         (AMBAC), 7.50%, 10/1/11                   $     309,987
--------------------------------------------------------------------------------
                                                                   $     309,987
--------------------------------------------------------------------------------
Insured-Transportation -- 7.2%
--------------------------------------------------------------------------------
        $8,200           Connecticut State, Airport Revenue,
                         (Bradley International), (FGIC), 7.65%,
                         10/1/12                                   $   9,291,993
         2,035           Puerto Rico Highway and Transportation
                         Authority, (AMBAC), 5.00%, 7/1/28             1,917,865
--------------------------------------------------------------------------------
                                                                   $  11,209,858
--------------------------------------------------------------------------------
Nursing Home -- 14.2%
--------------------------------------------------------------------------------
        $1,240           Connecticut Development Authority,
                         (Baptist Homes), 9.00%, 9/1/22            $   1,354,688
         7,000           Connecticut Development Authority,
                         Health Care Bonds, (Duncaster), 6.75%,
                         9/1/15                                        7,623,980
           720           Connecticut HEFA, (NHP), (Highland
                         View), (AMT), 7.00%, 11/1/07                    808,574
         1,305           Connecticut HEFA, (NHP), (Sharon
                         Healthcare), 6.25%, 11/1/14                   1,404,898
           655           Connecticut HEFA, (NHP), (St. Camillus),
                         6.25%, 11/1/18                                  700,732
         3,250           Connecticut HEFA, (NHP), (St. Joseph's
                         Manor), 6.25%, 11/1/16                        3,498,788
           335           Connecticut HEFA, (NHP), (Wadsworth
                         Glen), (AMT), 7.00%, 11/1/07                    376,212
         2,000           Connecticut HEFA, (NHP), (Wadsworth
                         Glen), (AMT), 7.50%, 11/1/16                  2,277,560
         3,000           Connecticut HEFA, (NHP), (Windsor),
                         7.125%, 11/1/14                               3,423,360
           500           Connecticut HEFA, (NHP), (Windsor),
                         7.125%, 11/1/24                                 570,560
--------------------------------------------------------------------------------
                                                                   $  22,039,352
--------------------------------------------------------------------------------
Solid Waste -- 4.5%
--------------------------------------------------------------------------------
        $2,500           Bristol Resource Recovery Facility,
                         (Ogden Martin Systems), 6.50%, 7/1/14     $   2,682,650
         4,250           Connecticut Resources Recovery
                         Authority, (American REF-FUEL Co.),
                         (AMT), 6.45%, 11/15/22                        4,278,900
--------------------------------------------------------------------------------
                                                                   $   6,961,550
--------------------------------------------------------------------------------

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Special Tax Revenue -- 3.9%
--------------------------------------------------------------------------------
        $3,180           Connecticut State, (STOB), 6.125%,
                         9/1/12                                    $   3,486,711
         2,000           Connecticut State, (STOB), 6.50%,
                         10/1/12                                       2,277,360
           375           Puerto Rico Infrastructure Financing
                         Authority, Variable Rate, 7/1/28(1)(2)          332,888
--------------------------------------------------------------------------------
                                                                   $   6,096,959
--------------------------------------------------------------------------------
Student Loans -- 2.2%
--------------------------------------------------------------------------------
        $1,095           Connecticut Higher Education
                         Supplemental Loan Authority Revenue
                         Bonds, (AMT), 6.20%, 11/15/09             $   1,158,192
         2,245           Connecticut Higher Education
                         Supplemental Loan Authority Revenue
                         Bonds, (AMT), 7.50%, 11/15/10                 2,294,704
--------------------------------------------------------------------------------
                                                                   $   3,452,896
--------------------------------------------------------------------------------
Transportation -- 7.4%
--------------------------------------------------------------------------------
        $1,020           Puerto Rico Highway and Transportation
                         Authority, 4.75%, 7/1/38                  $     888,216
         2,350           Puerto Rico Highway and Transportation
                         Authority, 5.00%, 7/1/22                      2,190,623
         3,680           Puerto Rico Highway and Transportation
                         Authority, 5.00%, 7/1/38                      3,350,346
           500           Puerto Rico Highway and Transportation
                         Authority, 5.50%, 7/1/15                        511,995
         4,465           Puerto Rico Highway and Transportation
                         Authority, 5.50%, 7/1/15                      4,572,115
--------------------------------------------------------------------------------
                                                                   $  11,513,295
--------------------------------------------------------------------------------
Water and Sewer -- 0.9%
--------------------------------------------------------------------------------
        $1,250           Connecticut State, Clean Water Fund,
                         6.00%, 10/1/12                            $   1,366,275
--------------------------------------------------------------------------------
                                                                   $   1,366,275
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $149,320,769)                                  $ 154,910,179
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1999, 21.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.8% to 11.8% of total investments.

(1)  Security has been issued as an inverse floater bond.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

PRINCIPAL AMOUNT
 (000'S OMITTED)     SECURITY                                  VALUE
----------------------------------------------------------------------------
Electric Utilities -- 3.2%
----------------------------------------------------------------------------
      $1,000         Guam Power Authority, 6.625%, 10/1/14     $   1,120,990
         500         Michigan South Central Power Agency
                     Supply System, 6.75%, 11/1/10                   526,605
       2,000         Puerto Rico Electric Power Authority,
                     4.75%, 7/1/24                                 1,784,080
----------------------------------------------------------------------------
                                                               $   3,431,675
----------------------------------------------------------------------------
Escrowed / Prerefunded -- 4.2%
----------------------------------------------------------------------------
      $1,000         Lake Orion School District, Prerefunded
                     to 5/1/05, (AMBAC), 7.00%, 5/1/20         $   1,134,480
       1,770         Michigan Strategic Environmental
                     Research Institute, Prerefunded to
                     8/15/02, 6.375%, 8/15/12                      1,884,130
       1,470         South Redford School District,
                     Prerefunded to 5/10/07, (FGIC), 5.50%,
                     5/1/22                                        1,548,968
----------------------------------------------------------------------------
                                                               $   4,567,578
----------------------------------------------------------------------------
General Obligations -- 7.3%
----------------------------------------------------------------------------
      $  500         Avondale School District, 6.75%, 5/1/14   $     525,285
       4,920         Detroit, 6.35%, 4/1/14                        5,226,121
         500         Detroit, 6.70%, 4/1/10                          559,015
       1,000         Mattawan Consolidated Schools, 6.40%,
                     5/1/09                                        1,071,410
         500         Puerto Rico, 0.00%, 7/1/16                      200,315
         700         Puerto Rico, 0.00%, 7/1/18                      249,396
----------------------------------------------------------------------------
                                                               $   7,831,542
----------------------------------------------------------------------------
Hospital -- 9.4%
----------------------------------------------------------------------------
      $1,000         Dickinson County Health System, 5.80%,
                     11/1/24                                   $     969,000
       1,000         John Tolfree Health System Corp., 6.00%,
                     9/15/23                                         972,610
       1,000         Mecosta County, (Michigan General
                     Hospital), 5.75%, 5/15/09                       966,380
       2,000         Michigan HFA, (Central Michigan
                     Community Hospital), 6.25%, 10/1/27           2,055,240
         250         Michigan HFA, (Henry Ford Continuing
                     Care Corp.), 6.75%, 7/1/11                      265,003
       6,000         Michigan HFA, (McLaren Obligated Group),
                     4.50%, 10/15/21                               4,951,019
----------------------------------------------------------------------------
                                                               $  10,179,252
----------------------------------------------------------------------------
Housing -- 1.3%
----------------------------------------------------------------------------
      $  495         Michigan HDA, Rental Housing, (AMT),
                     7.15%, 4/1/10                             $     526,442
         885         Michigan HDA, SFMR, (AMT), 6.20%,
                     12/1/27                                         926,922
----------------------------------------------------------------------------
                                                               $   1,453,364
----------------------------------------------------------------------------
Industrial Development Revenue -- 11.4%
----------------------------------------------------------------------------
      $2,000         Dickinson, PCR, (Champion
                     International), 5.85%, 10/1/18            $   2,004,320

PRINCIPAL AMOUNT
 (000'S OMITTED)     SECURITY                                  VALUE
----------------------------------------------------------------------------

Industrial Development Revenue (continued)
----------------------------------------------------------------------------
      $1,000         Michigan Strategic Fund, (Crown Paper),
                     (AMT), 6.50%, 8/1/21                      $     861,670
       2,970         Michigan Strategic Fund, (General Motors
                     Corp.), 6.20%, 9/1/20                         3,132,786
         110         Michigan Strategic Fund, (KMart Corp.),
                     6.80%, 12/15/07                                 114,007
       2,500         Michigan Strategic Fund, (S.D. Warren
                     Co.), (AMT), 7.375%, 1/15/22                  2,703,925
       2,750         Puerto Rico Port Authority, (American
                     Airlines), (AMT), 6.25%, 6/1/26               2,888,628
         530         Richmond EDC, (KMart Corp.), 6.625%,
                     1/1/07                                          552,912
----------------------------------------------------------------------------
                                                               $  12,258,248
----------------------------------------------------------------------------
Insured-Education -- 8.3%
----------------------------------------------------------------------------
      $2,870         Eastern Michigan University, (FGIC),
                     5.50%, 6/1/27                             $   2,839,521
       2,750         Ferris State University, (MBIA), 5.25%,
                     10/1/20                                       2,652,760
       1,000         Michigan State University-Grand Valley,
                     (MBIA), 5.25%, 10/1/17                          987,820
       2,000         Wayne State University, (FGIC), 5.25%,
                     11/15/19                                      1,959,500
         500         Western Michigan University, (AMBAC),
                     6.50%, 7/15/21                                  529,940
----------------------------------------------------------------------------
                                                               $   8,969,541
----------------------------------------------------------------------------
Insured-Electric Utilities -- 1.3%
----------------------------------------------------------------------------
      $  300         Michigan Strategic Fund, (Detroit Edison
                     Co.), (FGIC), 6.95%, 5/1/11               $     349,941
         550         Monroe County, PCR, (Detroit Edison
                     Co.), (FGIC), (AMT), 7.65%, 9/1/20              580,036
         500         Puerto Rico Electric Power Authority,
                     (FSA), 4.75%, 7/1/21                            455,815
----------------------------------------------------------------------------
                                                               $   1,385,792
----------------------------------------------------------------------------
Insured-General Obligations -- 21.1%
----------------------------------------------------------------------------
      $  750         Anchor Bay School District, (FGIC),
                     4.75%, 5/1/26                             $     660,660
       2,500         Chippewa Hills School District, (FGIC),
                     5.30%, 5/1/19                                 2,462,775
       2,900         Detroit School District, (FGIC), 4.75%,
                     5/1/28                                        2,551,391
         500         Detroit, (FGIC), 5.50%, 4/1/16                  504,590
       1,000         Grand Ledge School District, (MBIA),
                     5.375%, 5/1/24                                  977,170
       1,900         Holland School District, (AMBAC), 0.00%,
                     5/1/17                                          718,922
       2,000         Kalamazoo, (MBIA), 5.40%, 5/1/14              2,056,280
       2,000         Lincoln Park School District, (FGIC),
                     5.00%, 5/1/20                                 1,875,800
       1,500         Lincoln Park School District, (FGIC),
                     5.90%, 5/1/26                                 1,626,180
       1,000         Lincon, Consolidated School District,
                     (FSA), 5.00%, 5/1/28                            926,070
       1,000         Muskegon Heights School District,
                     (MBIA), 5.00%, 5/1/29                           923,670
       2,410         Okemos Public Schools, (MBIA), 0.00%,
                     5/1/16                                          969,519
       1,370         Parchment School District, (MBIA),
                     5.00%, 5/1/25                                 1,296,869
       1,000         Port Huron, (MBIA), 5.25%, 10/1/19              979,820

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
 (000'S OMITTED)     SECURITY                                  VALUE
----------------------------------------------------------------------------

Insured-General Obligations (continued)
----------------------------------------------------------------------------
      $3,270         South Redford School District, (FGIC),
                     5.50%, 5/1/22                             $   3,246,620
       1,000         Ypsilanti School District, (FGIC),
                     5.375%, 5/1/26                                  976,350
----------------------------------------------------------------------------
                                                               $  22,752,686
----------------------------------------------------------------------------
Insured-Hospital -- 3.6%
----------------------------------------------------------------------------
      $3,500         Kent HFA, (Butterworth Health System),
                     (MBIA), 6.125%, 1/15/16                   $   3,846,360
----------------------------------------------------------------------------
                                                               $   3,846,360
----------------------------------------------------------------------------
Insured-Housing -- 2.5%
----------------------------------------------------------------------------
      $  500         Michigan HDA, (Parkway Meadows), (FSA),
                     6.85%, 10/15/18                           $     533,070
       2,075         Michigan HDA, SFMR, (AMBAC), (AMT),
                     6.05%, 12/1/27                                2,152,647
----------------------------------------------------------------------------
                                                               $   2,685,717
----------------------------------------------------------------------------
Insured-Senior Living / Life Care -- 2.7%
----------------------------------------------------------------------------
      $2,200         Hancock HFA, (Portage Health), (MBIA),
                     5.45%, 8/1/47                             $   2,202,310
         750         Michigan State HFA, (Midmichigan
                     Obligation Group), (FSA), 5.375%, 6/1/27        719,655
----------------------------------------------------------------------------
                                                               $   2,921,965
----------------------------------------------------------------------------
Insured-Transportation -- 0.9%
----------------------------------------------------------------------------
      $1,000         Bishop International Airport Authority,
                     (AMBAC), 5.00%, 12/1/23                   $     932,660
----------------------------------------------------------------------------
                                                               $     932,660
----------------------------------------------------------------------------
Insured-Water and Sewer -- 4.6%
----------------------------------------------------------------------------
      $5,000         Detroit, City Water Supply System,
                     (FGIC), 4.75%, 7/1/19                     $   4,529,650
         500         Grand Rapids, Sanitary Sewer System,
                     (FGIC), 4.75%, 1/1/28                           442,790
----------------------------------------------------------------------------
                                                               $   4,972,440
----------------------------------------------------------------------------
Miscellaneous -- 1.4%
----------------------------------------------------------------------------
      $1,500         Pittsfield Township EDC, (Arbor
                     Hospice), 7.875%, 8/15/27                 $   1,541,505
----------------------------------------------------------------------------
                                                               $   1,541,505
----------------------------------------------------------------------------
Pooled Loans -- 2.4%
----------------------------------------------------------------------------
      $1,825         Michigan Municipal Bond Authority Local
                     Government Loan, 6.75%, 5/1/12            $   1,966,985
         590         Michigan Municipal Bond Authority Local
                     Government Loan, 6.90%, 5/1/21                  627,943
----------------------------------------------------------------------------
                                                               $   2,594,928
----------------------------------------------------------------------------

PRINCIPAL AMOUNT
 (000'S OMITTED)     SECURITY                                  VALUE
----------------------------------------------------------------------------
Senior Living / Life Care -- 2.4%
----------------------------------------------------------------------------
      $1,500         Kalamazoo EDC, (Friendship Village),
                     6.25%, 5/15/27                            $   1,535,100
       1,000         Michigan HFA, (Presbyterian Village),
                     6.50%, 1/1/25                                 1,042,670
----------------------------------------------------------------------------
                                                               $   2,577,770
----------------------------------------------------------------------------
Special Tax Revenue -- 8.5%
----------------------------------------------------------------------------
      $  250         Battle Creek, Downtown Development
                     Authority Tax Increment, 7.60%, 5/1/16    $     286,563
       1,315         Battle Creek, Downtown Development
                     Authority Tax Increment, 7.65%, 5/1/22        1,510,093
       4,300         Detroit, (Convention Facility Cobo Hall
                     Expansion), 5.25%, 9/30/12                    4,225,524
       3,050         Detroit, Downtown Tax Increment, 0.00%,
                     7/1/16                                        1,159,244
       2,000         Detroit, Downtown Tax Increment, 0.00%,
                     7/1/20                                          592,600
       1,500         Detroit, Local Development Finance
                     Authority, 5.375%, 5/1/21                     1,458,645
----------------------------------------------------------------------------
                                                               $   9,232,669
----------------------------------------------------------------------------
Transportation -- 2.7%
----------------------------------------------------------------------------
      $1,500         Kent County Airport Facility, Variable
                     Rate, 1/1/25(1)(2)                        $   1,293,870
       2,000         Wayne Charter County Airport, Variable
                     Rate, 12/1/28(1)(2)                           1,621,360
----------------------------------------------------------------------------
                                                               $   2,915,230
----------------------------------------------------------------------------
Water and Sewer -- 0.8%
----------------------------------------------------------------------------
      $1,000         Michigan Municipal Bond Authority,
                     (Clean Water Revolving Fund), 4.75%,
                     10/1/18                                   $     913,420
----------------------------------------------------------------------------
                                                               $     913,420
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $103,767,276)                              $ 107,964,342
----------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1999, 47.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.4% to 24.2%.

(1)  Security has been issued as an inverse floater bond.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

MINNESOTA MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Assisted Living -- 1.9%
-------------------------------------------------------------------------------
       $ 1,000           St. Paul, Housing and Redevelopment,
                         (Care Institute, Inc.-Highland), 8.75%,
                         11/1/24                                   $  1,126,920
-------------------------------------------------------------------------------
                                                                   $  1,126,920
-------------------------------------------------------------------------------
Education -- 7.6%
-------------------------------------------------------------------------------
       $ 1,000           Hopkins, (Blake School), 5.50%, 9/1/24    $    987,220
           500           Minnesota Higher Education Facilities
                         Authority, (St. John's University),
                         5.40%, 10/1/22                                 483,605
           500           Minnesota Higher Education Facilities
                         Authority, (St. Mary's College), 6.15%,
                         10/1/23                                        509,565
         1,100           Minnesota Higher Education Facilities
                         Authority, (University of St. Thomas),
                         5.40%, 4/1/22                                1,089,275
         1,510           Minnesota Higher Education Facilities
                         Authority, (University of St. Thomas),
                         5.40%, 4/1/23                                1,479,256
-------------------------------------------------------------------------------
                                                                   $  4,548,921
-------------------------------------------------------------------------------
Escrowed / Prerefunded -- 8.3%
-------------------------------------------------------------------------------
       $ 1,700           Minnesota State, Prerefunded to 8/1/02,
                         Variable Rate, 8/1/11(1)                  $  1,898,730
         3,000           St. Paul, Housing and Redevelopment
                         Authority, (Civic Center), (MBIA),
                         Escrowed to Maturity, 5.45%, 11/1/13         3,072,509
-------------------------------------------------------------------------------
                                                                   $  4,971,239
-------------------------------------------------------------------------------
General Obligations -- 3.0%
-------------------------------------------------------------------------------
       $   200           Minneapolis and St. Paul, Airports
                         Commission, (AMT), 6.60%, 1/1/09          $    209,798
           300           Minneapolis and St. Paul, Airports
                         Commission, (AMT), 6.60%, 1/1/10               314,697
         1,000           Minnesota State, (Duluth Airport),
                         (AMT), 6.25%, 8/1/14                         1,060,680
           200           St. Cloud, Water and Sewer, Variable
                         Rate, 8/1/13(1)                                212,750
-------------------------------------------------------------------------------
                                                                   $  1,797,925
-------------------------------------------------------------------------------
Hospital -- 15.4%
-------------------------------------------------------------------------------
       $ 1,250           Minneapolis and St. Paul, Housing and
                         Redevelopment Authority, (Group Health
                         Plan, Inc.), 6.75%, 12/1/13               $  1,322,875
           250           Minneapolis and St. Paul, Housing and
                         Redevelopment Authority, (Group Health
                         Plan, Inc.), 6.90%, 10/15/22                   264,605
         2,120           Red Wing Health Care Facilities, (River
                         Region Obligation Group), 6.50%, 9/1/22      2,228,268
         1,000           Rochester Health Care Facilities, (Mayo
                         Clinic), 5.50%, 11/15/27                       992,110

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------------
       $ 2,200           Rochester Health Care Facilities, (Mayo
                         Clinic), (AMT), Variable Rate,
                         11/15/15(1)                               $  2,381,499
         2,000           St. Paul, Housing and Redevelopment
                         Authority, (Healtheast), 6.625%, 11/1/17     2,033,940
-------------------------------------------------------------------------------
                                                                   $  9,223,297
-------------------------------------------------------------------------------
Housing -- 19.3%
-------------------------------------------------------------------------------
       $   300           Coon Rapids, Multifamily Housing,
                         (Browns Meadow), (FHA), (AMT), 6.85%,
                         8/1/33                                    $    314,157
           500           Little Canada, Facilities Revenue,
                         (Cedars Lakeside) (GNMA), 5.90%, 8/1/20        518,770
           500           Little Canada, Facilities Revenue,
                         (Cedars Lakeside) (GNMA), 5.95%, 2/1/32        516,855
            50           Minneapolis and St. Paul, Housing
                         Finance Board, SFM, (GNMA), (AMT),
                         7.30%, 8/1/31                                   52,069
         3,835           Minnesota HFA, SFMR, (AMT), 6.50%,
                         1/1/26(2)                                    3,990,585
         1,650           Minnetonka, Multifamily Housing, (Archer
                         Heights Apartments), 6.00%, 1/20/27          1,615,202
         1,250           St. Louis Park, (Knollwood Apartments),
                         (FHA), 6.25%, 12/1/28                        1,311,050
         1,685           St. Paul, Housing and Redevelopment
                         Authority, (Cliffe Apartments), (GNMA),
                         6.00%, 1/1/31                                1,742,223
         1,500           Washington County, Housing and
                         Redevelopment Authority, (Briar Pond),
                         (GNMA), 5.60%, 8/20/34(3)                    1,497,660
-------------------------------------------------------------------------------
                                                                   $ 11,558,571
-------------------------------------------------------------------------------
Industrial Development Revenue -- 9.1%
-------------------------------------------------------------------------------
       $ 1,205           Cloquet PCR, (Potlach Corp.), 5.90%,
                         10/1/26                                   $  1,212,254
           750           Minneapolis, Community Development
                         Agency, 6.00%, 6/1/11                          764,010
           100           Minneapolis, Community Development
                         Agency, 7.35%, 12/1/09                         106,962
         1,250           Minneapolis, Community Development
                         Agency, 7.40%, 12/1/21                       1,351,288
         1,605           Minneapolis, Community Development
                         Agency, (AMT), 6.80%, 12/1/24                1,694,575
           300           Minneapolis, Community Development
                         Agency, (Firemans Ins.), 6.40%, 12/1/04        304,749
-------------------------------------------------------------------------------
                                                                   $  5,433,838
-------------------------------------------------------------------------------
Insured-Electric Utilities -- 15.6%
-------------------------------------------------------------------------------
       $ 1,000           Northern Minnesota Municipal Power
                         Agency, (AMBAC), 4.75%, 1/1/20            $    913,780
         1,050           Northern Minnesota Municipal Power
                         Agency, (AMBAC), 5.30%, 1/1/21               1,030,838
         3,000           Southern Minnesota Municipal Power
                         Agency, (MBIA), 0.00%, 10/1/21                 911,430

                       SEE NOTES TO FINANCIAL STATEMENTS

MINNESOTA MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------

Insured-Electric Utilities (continued)
-------------------------------------------------------------------------------
       $10,000           Southern Minnesota Municipal Power
                         Agency, (MBIA), 0.00%, 1/1/25             $  2,408,199
         9,880           Southern Minnesota Municipal Power
                         Agency, (MBIA), 0.00%, 1/1/26                2,238,215
         4,800           Southern Minnesota Municipal Power
                         Agency, (MBIA), 0.00%, 1/1/27                1,027,392
           300           Southern Minnesota Municipal Power
                         Agency, (MBIA), (AMT), Variable Rate,
                         1/1/18(1)(4)                                   315,000
           510           Western Minnesota Municipal Power
                         Agency, (MBIA), 5.50%, 1/1/15                  510,689
-------------------------------------------------------------------------------
                                                                   $  9,355,543
-------------------------------------------------------------------------------
Insured-General Obligations -- 2.4%
-------------------------------------------------------------------------------
       $ 1,330           St. Francis, Independent School District
                         No. 15, (FGIC), 6.35%, 2/1/12             $  1,454,847
-------------------------------------------------------------------------------
                                                                   $  1,454,847
-------------------------------------------------------------------------------
Insured-Hospital -- 3.6%
-------------------------------------------------------------------------------
       $   250           Minneapolis, (Fairview Hospital),
                         (MBIA), 6.50%, 1/1/11                     $    265,583
           450           Minnesota Agricultural and Economic
                         Development, (Fairview Hospital),
                         (MBIA), 5.75%, 11/15/26                        458,888
           450           Plymouth, (Westhealth), (FSA), 6.25%,
                         6/1/16                                         475,925
         1,000           St. Louis Park, (Care Institute),
                         (AMBAC), Variable Rate, 7/1/13(1)              951,250
-------------------------------------------------------------------------------
                                                                   $  2,151,646
-------------------------------------------------------------------------------
Insured-Housing -- 2.7%
-------------------------------------------------------------------------------
       $ 1,500           SCA MFMR Receipts, Burnsville, (FSA),
                         7.10%, 1/1/30                             $  1,636,935
-------------------------------------------------------------------------------
                                                                   $  1,636,935
-------------------------------------------------------------------------------
Insured-Transportation -- 0.7%
-------------------------------------------------------------------------------
       $ 1,000           Puerto Rico Highway and Transportation
                         Authority, (AMBAC), 0.00%, 7/1/16         $    412,010
-------------------------------------------------------------------------------
                                                                   $    412,010
-------------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.6%
-------------------------------------------------------------------------------
       $   350           Cambridge EDA, Public Lease, 6.25%,
                         2/1/14                                    $    366,979
-------------------------------------------------------------------------------
                                                                   $    366,979
-------------------------------------------------------------------------------
Miscellaneous -- 1.6%
-------------------------------------------------------------------------------
       $ 1,000           Red Lake Band of Chippewa Indians,
                         6.25%, 8/1/13                             $    979,040
-------------------------------------------------------------------------------
                                                                   $    979,040
-------------------------------------------------------------------------------

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Nursing Home -- 3.0%
-------------------------------------------------------------------------------
       $ 1,000           Columbia Heights, Multifamily, (Crest
                         View), 6.00%, 3/1/33                      $    985,720
           800           Minneapolis, (Walker Methodist Senior
                         Services), 6.00%, 11/15/28                     782,968
-------------------------------------------------------------------------------
                                                                   $  1,768,688
-------------------------------------------------------------------------------
Solid Waste -- 0.8%
-------------------------------------------------------------------------------
       $   450           Anoka County, Solid Waste Disposal,
                         National Rural Utility, (AMT), 6.95%,
                         12/1/08                                   $    469,616
-------------------------------------------------------------------------------
                                                                   $    469,616
-------------------------------------------------------------------------------
Transportation -- 4.4%
-------------------------------------------------------------------------------
       $ 1,500           Minneapolis and St. Paul, Metropolitan
                         Airport Commission, (AMT), 4.50%, 1/1/15  $  1,362,060
         1,000           Puerto Rico Highway and Transportation
                         Authority, 4.75%, 7/1/38                       870,800
           400           Puerto Rico Highway and Transportation
                         Authority, 5.00%, 7/1/36                       371,192
-------------------------------------------------------------------------------
                                                                   $  2,604,052
-------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $57,131,192)                                   $ 59,860,067
-------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1999, 30.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.4% to 18.7% of total investments.

(1)  Security has been issued as an inverse floater bond.
(2) Security (or a portion thereof) has been segregated to cover when-issued securities.
(3)  When-issued security.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Assisted Living -- 2.6%
--------------------------------------------------------------------------------
       $ 3,750           New Jersey EDA, (Chelsea at East
                         Brunswick), (AMT), 8.25%, 10/1/20         $   4,061,475
         3,525           New Jersey EDA, (Forsgate), (AMT),
                         8.625%, 6/1/25                                3,971,018
--------------------------------------------------------------------------------
                                                                   $   8,032,493
--------------------------------------------------------------------------------
Cogeneration -- 4.3%
--------------------------------------------------------------------------------
       $ 1,725           New Jersey EDA, (Trigen Trenton), (AMT),
                         6.20%, 12/1/07                            $   1,773,214
        10,750           New Jersey EDA, (Vineland Cogeneration),
                         (AMT), 7.875%, 6/1/19                        11,435,957
--------------------------------------------------------------------------------
                                                                   $  13,209,171
--------------------------------------------------------------------------------
Education -- 2.2%
--------------------------------------------------------------------------------
       $ 1,500           New Jersey Educational Facilities
                         Authority, (Institute of Advanced
                         Studies), 5.00%, 7/1/21                   $   1,435,440
         1,565           New Jersey Educational Facilities
                         Authority, (Seton Hall Univ.), 7.00%,
                         7/1/21                                        1,650,433
         8,800           New Jersey Higher Educational Student
                         Loan Bonds, (AMT), 0.00%, 7/1/10              3,804,064
--------------------------------------------------------------------------------
                                                                   $   6,889,937
--------------------------------------------------------------------------------
Electric Utilities -- 1.1%
--------------------------------------------------------------------------------
       $ 6,500           Puerto Rico Electric Power Authority,
                         0.00%, 7/1/17                             $   2,454,205
         2,000           Puerto Rico Electric Power Authority,
                         0.00%, 7/1/17                                   755,140
--------------------------------------------------------------------------------
                                                                   $   3,209,345
--------------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.2%
--------------------------------------------------------------------------------
       $   915           New Jersey Educational Facilities
                         Authority, (Seton Hall Univ.),
                         Prerefunded to 7/1/01 @ 102, 7.00%,
                         7/1/21                                    $     981,356
         7,600           New Jersey Sports and Exposition
                         Authority, (Monmouth Park), Prerefunded
                         to 1/1/05, 8.00%, 1/1/25                      8,947,403
--------------------------------------------------------------------------------
                                                                   $   9,928,759
--------------------------------------------------------------------------------
General Obligations -- 3.8%
--------------------------------------------------------------------------------
       $ 8,000           Guam, 5.40%, 11/15/18                     $   7,761,520
         1,500           Hudson County Improvement Authority,
                         6.625%, 8/1/25                                1,605,435
         3,000           Mercer County Improvement Authority,
                         0.00%, 4/1/10                                 1,743,840
         1,600           Puerto Rico, 0.00%, 7/1/18                      570,048
--------------------------------------------------------------------------------
                                                                   $  11,680,843
--------------------------------------------------------------------------------

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Hospital -- 14.0%
--------------------------------------------------------------------------------
       $ 3,750           Camden County, Improvement Authority,
                         (Cooper Health System), 6.00%, 2/15/27    $   2,909,213
         2,300           New Jersey Health Care Facilities
                         Financing Authority, (Atlantic City
                         Medical Center), 6.80%, 7/1/11                2,461,253
         5,875           New Jersey Health Care Facilities
                         Financing Authority, (Deborah Heart and
                         Lung Center), 6.30%, 7/1/23                   6,055,598
         4,000           New Jersey Health Care Facilities
                         Financing Authority, (Southern Ocean
                         County Hospital), 6.25%, 7/1/23               4,133,320
         2,890           New Jersey Health Care Facilities
                         Financing Authority, (St. Barnabas
                         Health), Variable Rate, 7/1/28(1)(2)          2,284,892
         9,585           New Jersey Health Care Facilities
                         Financing Authority, (St. Elizabeth's
                         Hospital), 6.80%, 8/1/19                     10,157,319
           850           New Jersey Health Care Facilities
                         Financing Authority, (St. Elizabeth's
                         Hospital)), 6.00%, 7/1/20                       853,103
         1,250           New Jersey Health Care Facilities,
                         (Capital Health System), 5.125%, 7/1/12       1,163,213
         3,500           New Jersey Health Care Facilities,
                         (Capital Health System), 5.25%, 7/1/17        3,196,060
         1,750           New Jersey Health Care Facilities,
                         (Capital Health System), 5.25%, 7/1/27        1,551,603
         5,400           New Jersey Health Care Facilities,
                         (Capital Health System), 6.00%, 7/1/27        5,419,710
         2,720           New Jersey Health Care Facilities, (Holy
                         Name Hospital), 6.00%, 7/1/25                 2,769,694
--------------------------------------------------------------------------------
                                                                   $  42,954,978
--------------------------------------------------------------------------------
Housing -- 1.1%
--------------------------------------------------------------------------------
       $ 1,000           Guam Housing Corp., Single Family,
                         5.75%, 9/1/31                             $   1,011,710
         1,000           New Jersey HFA, Rental Housing, (AMT),
                         7.10%, 5/1/22                                 1,050,380
         1,250           New Jersey HFA, Rental Housing, (AMT),
                         7.25%, 11/1/22                                1,305,663
--------------------------------------------------------------------------------
                                                                   $   3,367,753
--------------------------------------------------------------------------------
Industrial Development Revenue -- 12.5%
--------------------------------------------------------------------------------
       $ 4,000           Middlesex County Pollution Control
                         Financing Authority, (Amerada Hess
                         Corp.), 6.875%, 12/1/22                   $   4,287,000
         2,000           Middlesex County Pollution Control
                         Financing Authority, (Amerada Hess
                         Corp.), 7.875%, 6/1/22                        2,246,200
         3,900           New Jersey EDA, (Continental Airlines),
                         (AMT), 5.50%, 4/1/28                          3,669,783
         3,000           New Jersey EDA, (Garden State Paper
                         Co.), 7.125%, 4/1/22                          3,220,320
         2,135           New Jersey EDA, (GATX Terminals Corp.),
                         7.30%, 9/1/19                                 2,346,066
         3,500           New Jersey EDA, (Glimcher Properties
                         REIT), (AMT), 6.00%, 11/1/28                  3,463,915
         5,640           New Jersey EDA, (Holt Hauling), 8.95%,
                         12/15/18                                      6,116,467

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------

Industrial Development Revenue (continued)
--------------------------------------------------------------------------------
       $ 1,500           New Jersey EDA, (Holt Hauling), (AMT),
                         7.90%, 3/1/27                             $   1,652,445
           750           New Jersey EDA, (Kapkowsi Mall), 6.375%,
                         4/1/31                                          762,098
         1,160           New Jersey EDA, (National Association of
                         Accountants), 7.65%, 7/1/09                   1,214,149
         2,000           New Jersey EDA, (The Seeing Eye, Inc.),
                         7.30%, 4/1/11                                 2,083,080
         5,550           Puerto Rico Port Authority, (American
                         Airlines), (AMT), 6.30%, 6/1/23               5,776,995
         1,520           South Jersey Transportation Authority,
                         (Raytheon Aircraft), 6.15%, 1/1/22            1,554,458
--------------------------------------------------------------------------------
                                                                   $  38,392,976
--------------------------------------------------------------------------------
Insured-Education -- 0.4%
--------------------------------------------------------------------------------
       $ 1,525           New Brunswick, Housing Authority,
                         (Rutgers University), (FGIC), 4.625%,
                         7/1/24                                    $   1,351,699
--------------------------------------------------------------------------------
                                                                   $   1,351,699
--------------------------------------------------------------------------------
Insured-General Obligations -- 1.3%
--------------------------------------------------------------------------------
       $ 3,815           Middletown Township, Board of Education,
                         (MBIA), 5.80%, 8/1/23                     $   3,937,347
--------------------------------------------------------------------------------
                                                                   $   3,937,347
--------------------------------------------------------------------------------
Insured-Hospital -- 7.2%
--------------------------------------------------------------------------------
       $ 4,250           New Jersey EDA, (Hillcrest Health
                         Services), (AMBAC), 0.00%, 1/1/19         $   1,473,433
         3,000           New Jersey EDA, (Hillcrest Health
                         Services), (AMBAC), 0.00%, 1/1/21               922,920
        10,620           New Jersey EDA, (St. Barnabas), (MBIA),
                         0.00%, 7/1/26                                 2,381,747
         1,570           New Jersey Health Care Facilities
                         Financing Authority, (Cathedral Health
                         Services) (MBIA), 7.25%, 2/15/21              1,676,525
         2,395           New Jersey Health Care Facilities
                         Financing Authority, (Cathedral Health
                         Services), (MBIA), 5.20%, 8/1/15              2,355,435
         2,000           New Jersey Health Care Facilities
                         Financing Authority, (Hackensack Medical
                         Center) (FGIC), 6.25%, 7/1/21                 2,082,080
         6,000           New Jersey Health Care Facilities
                         Financing Authority, (St. Barnabas
                         Health), (MBIA), 0.00%, 7/1/23                1,571,580
         4,720           New Jersey Health Care Facilities
                         Financing Authority, (St. Barnabas
                         Health), (MBIA), 4.75%, 7/1/28                4,225,863
         3,500           New Jersey Health Care Facilities
                         Financing Authority, (St. Barnabas
                         Health), (MBIA), 5.25%, 7/1/13                3,509,590
         2,150           New Jersey Health Care Facilities,
                         (Virtua Health), (FSA), 4.50%, 7/1/28         1,825,307
--------------------------------------------------------------------------------
                                                                   $  22,024,480
--------------------------------------------------------------------------------

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Insured-Housing -- 0.5%
--------------------------------------------------------------------------------
       $ 1,475           Pennsauken Township, Housing Finance
                         Corp., (MBIA), 8.00%, 4/1/11              $   1,524,014
--------------------------------------------------------------------------------
                                                                   $   1,524,014
--------------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 0.9%
--------------------------------------------------------------------------------
       $ 1,600           New Jersey EDA, (Educational Testing
                         Service), (MBIA), 4.75%, 5/15/25          $   1,452,912
         1,150           New Jersey EDA, (New Jersey American
                         Water Co.), (AMT) (FGIC), 6.875%,
                         11/1/34                                       1,268,128
--------------------------------------------------------------------------------
                                                                   $   2,721,040
--------------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.6%
--------------------------------------------------------------------------------
       $ 3,900           Atlantic County, Public Facilities Lease
                         Agreement, (FGIC), 6.00%, 3/1/13          $   4,254,822
         2,500           Hudson County Improvement Authority,
                         Secondary Yield Curve Notes, (FGIC)
                         Variable Rate, 12/1/25(1)(2)                  2,879,950
         1,750           Hudson County, Correctional Facility,
                         (MBIA), 6.50%, 12/1/11                        1,863,768
         1,800           Middlesex County, (MBIA), 6.125%,
                         2/15/19                                       1,946,304
--------------------------------------------------------------------------------
                                                                   $  10,944,844
--------------------------------------------------------------------------------
Insured-Miscellaneous -- 2.4%
--------------------------------------------------------------------------------
       $ 3,555           New Jersey Sports and Exposition
                         Authority, (MBIA), 4.50%, 9/1/20          $   3,128,507
         4,850           New Jersey Sports and Exposition
                         Authority, (MBIA), 4.50%, 3/1/24              4,220,907
--------------------------------------------------------------------------------
                                                                   $   7,349,414
--------------------------------------------------------------------------------
Insured-Transportation -- 9.4%
--------------------------------------------------------------------------------
       $ 4,940           Delaware River Port Authority, (MBIA),
                         5.00%, 1/1/26                             $   4,700,064
         3,500           New Jersey State Transportation
                         Authority, (FSA), 4.50%, 6/15/19              3,112,900
         5,000           New Jersey Turnpike Authority, RITES
                         (MBIA), Variable Rate, 1/1/16(1)              6,482,650
         9,285           New Jersey Turnpike Authority, (MBIA),
                         6.50%, 1/1/16                                10,571,064
         1,000           New Jersey Turnpike Authority, (MBIA),
                         6.50%, 1/1/16                                 1,138,510
         1,750           Port Authority of New York and New
                         Jersey, (MBIA), 4.75%, 8/1/33                 1,540,578
         1,300           Puerto Rico Highway and Transportation
                         Authority, (AMBAC), 5.00%, 7/1/28             1,225,172
--------------------------------------------------------------------------------
                                                                   $  28,770,938
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Insured-Water and Sewer -- 0.9%
--------------------------------------------------------------------------------
       $ 2,500           Middlesex County, Utilities Authority,
                         (MBIA), 6.25%, 8/15/10                    $   2,746,575
--------------------------------------------------------------------------------
                                                                   $   2,746,575
--------------------------------------------------------------------------------
Lease Revenue/Certificates of Participation -- 4.3%
--------------------------------------------------------------------------------
       $   720           Atlantic County, Public Facilities Lease
                         Agreement, 8.875%, 1/15/14                $     948,830
           785           Atlantic County, Public Facilities Lease
                         Agreement, 8.875%, 1/15/15                    1,042,409
         1,000           Bedminster Township, Board of Education,
                         7.125%, 9/1/10                                1,065,850
         2,000           Mercer County Improvement Authority,
                         (Richard J. Hughes Justice), 6.05%,
                         1/1/15                                        2,003,660
         1,500           Mercer County Improvement Authority,
                         (Richard J. Hughes Justice), 6.05%,
                         1/1/16                                        1,502,685
         1,500           Mercer County Improvement Authority,
                         (Richard J. Hughes Justice), 6.05%,
                         1/1/17                                        1,502,610
         2,591           New Jersey Building Authority, (Garden
                         State Savings Bonds), 0.00%, 6/15/10          1,490,447
         1,650           New Jersey EDA, (Economic Recovery),
                         0.00%, 9/15/09                                  991,898
         5,500           New Jersey EDA, (Economic Recovery),
                         0.00%, 3/15/13                                2,671,735
--------------------------------------------------------------------------------
                                                                   $  13,220,124
--------------------------------------------------------------------------------
Nursing Home -- 1.4%
--------------------------------------------------------------------------------
       $ 1,385           New Jersey EDA, (Claremont Health
                         System, Inc.), 9.10%, 9/1/22              $   1,524,968
         2,500           New Jersey EDA, (Victoria Health Corp.),
                         7.65%, 1/1/14                                 2,687,275
--------------------------------------------------------------------------------
                                                                   $   4,212,243
--------------------------------------------------------------------------------
Senior Living / Life Care -- 0.5%
--------------------------------------------------------------------------------
       $ 1,465           New Jersey EDA, (Hudson County
                         Occupational Center), 6.50%, 7/1/18       $   1,434,499
--------------------------------------------------------------------------------
                                                                   $   1,434,499
--------------------------------------------------------------------------------
Special Tax Revenue -- 0.8%
--------------------------------------------------------------------------------
       $ 2,650           Puerto Rico Infrastructure Financing
                         Authority, Variable Rate, 7/1/28(1)(2)    $   2,352,405
--------------------------------------------------------------------------------
                                                                   $   2,352,405
--------------------------------------------------------------------------------

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------

Transportation -- 18.2%
--------------------------------------------------------------------------------
       $ 3,500           New Jersey Transportation Authority,
                         Variable Rate, 6/15/17(1)(2)              $   3,278,590
         7,600           Port Authority of New York and New
                         Jersey, 5.375%, 3/1/28                        7,588,600
        19,000           Port Authority of New York and New
                         Jersey, 6.125%, 6/1/24                       20,911,589
         5,000           Port Authority of New York and New
                         Jersey, (KIAC), 6.75%, 10/1/19                5,441,850
         5,000           Puerto Rico Highway and Transportation
                         Authority, 4.75%, 7/1/38                      4,354,000
         6,825           Puerto Rico Highway and Transportation
                         Authority, 5.00%, 7/1/36                      6,333,464
         7,825           Puerto Rico Highway and Transportation
                         Authority, 5.50%, 7/1/36                      7,863,186
--------------------------------------------------------------------------------
                                                                   $  55,771,279
--------------------------------------------------------------------------------
Water and Sewer -- 3.4%
--------------------------------------------------------------------------------
       $ 6,000           New Jersey EDA, (Atlantic City Sewer),
                         (AMT), 5.45%, 4/1/28                      $   5,715,720
         4,500           New Jersey EDA, Elizabethtown Water
                         Revenue, (AMT), 6.70%, 8/1/21                 4,730,445
            80           New Jersey Wastewater Treatment Trust,
                         6.875%, 6/15/09                                  83,710
            20           New Jersey Wastewater Treatment Trust,
                         7.00%, 6/15/10                                   20,939
--------------------------------------------------------------------------------
                                                                   $  10,550,814
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $292,825,477)                                  $ 306,577,970
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1999, 26.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.2% to 19.9% of total investments.

(1)  Security has been issued as an inverse floater bond.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Assisted Living -- 4.5%
--------------------------------------------------------------------------------
       $ 5,000           Chester IDA, (Senior Life Choice of
                         Kimberton), (AMT), 8.50%, 9/1/25          $   5,567,750
         2,680           Chester IDA, (Senior Life Choice of
                         Paoli, L.P.), (AMT), 8.05%, 1/1/24            2,921,816
         5,000           Delaware IDA, (Glen Riddle), (AMT),
                         8.625%, 9/1/25                                5,598,650
--------------------------------------------------------------------------------
                                                                   $  14,088,216
--------------------------------------------------------------------------------
Certificates of Participation -- 0.6%
--------------------------------------------------------------------------------
       $ 2,000           Cliff House Trust, (AMT), 6.625%, 6/1/27  $   2,000,000
--------------------------------------------------------------------------------
                                                                   $   2,000,000
--------------------------------------------------------------------------------
Cogeneration -- 3.0%
--------------------------------------------------------------------------------
       $ 9,000           Pennsylvania EDA, (Northampton
                         Generating), (AMT), 6.50%, 1/1/13         $   9,391,859
--------------------------------------------------------------------------------
                                                                   $   9,391,859
--------------------------------------------------------------------------------
Education -- 5.8%
--------------------------------------------------------------------------------
       $ 2,000           Lehigh County General Purpose Authority,
                         (Allentown College of St. Francis),
                         6.75%, 12/15/12                           $   2,139,720
         1,100           Lehigh County General Purpose Authority,
                         (Cedar Crest College), 6.70%, 4/1/26          1,162,370
         3,000           Pennsylvania HEFA, (Delaware Valley
                         College of Science and Agriculture),
                         5.35%, 4/15/28                                2,707,410
         3,000           Pennsylvania HEFA, (Gwynedd-Mercy
                         College), 5.60%, 11/1/22                      2,877,480
         3,000           Pennsylvania HEFA, (University of
                         Pennsylvania), 4.625%, 7/15/30                2,550,720
         2,000           Pennsylvania HEFA, (Ursinns College),
                         5.90%, 1/1/27                                 2,025,100
         4,225           Scranton-Lackawanna, (University of
                         Scranton), 6.40%, 3/1/07                      4,482,303
--------------------------------------------------------------------------------
                                                                   $  17,945,103
--------------------------------------------------------------------------------
Electric Utilities -- 2.7%
--------------------------------------------------------------------------------
       $   500           Beaver IDA, (Ohio Edison Co.), 7.75%,
                         9/1/24                                    $     511,725
         3,250           Delaware IDA, (Philadelphia Electric
                         Co.), 7.375%, 4/1/21                          3,422,315
         4,070           Montgomery IDA, (Philadelphia Electric
                         Co.), (AMT), 7.60%, 4/1/21                    4,310,008
--------------------------------------------------------------------------------
                                                                   $   8,244,048
--------------------------------------------------------------------------------
Escrowed / Prerefunded -- 11.0%
--------------------------------------------------------------------------------
       $ 5,600           Berks County, (FGIC), Variable Rate,
                         Partially Prerefunded to 12/01/02,
                         11/10/20(1)                               $   6,545,000
         4,145           Hazelton Luzerne, (Saint Joseph Medical
                         Center), Prerefunded to 7/1/03, 8.375%,
                         7/1/12                                        4,720,326

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Escrowed / Prerefunded (continued)
--------------------------------------------------------------------------------
       $ 7,500           Keystone Oaks School District, (AMBAC),
                         Variable Rate, Prerefunded to 9/1/02,
                         9/1/16(1)                                 $   8,409,375
         5,000           Philadelphia Hospital and Higher
                         Education Authority, (FGIC), Prerefunded
                         to 2/15/04, Variable Rate, 3/6/12(1)          4,981,250
         4,115           Somerset, (Community Hospital),
                         Prerefunded to 3/1/02, 6.75%, 3/1/11          4,367,126
         4,845           Westmoreland Municipal Authority,
                         (FGIC), Escrowed to Maturity, 0.00%,
                         8/15/19                                       1,601,660
         5,400           Westmoreland Municipal Authority,
                         (FGIC), Escrowed to Maturity, 0.00%,
                         8/15/20                                       1,682,316
         5,780           Westmoreland Municipal Authority,
                         (FGIC), Escrowed to Maturity, 0.00%,
                         8/15/20                                       1,800,701
--------------------------------------------------------------------------------
                                                                   $  34,107,754
--------------------------------------------------------------------------------
General Obligations -- 1.8%
--------------------------------------------------------------------------------
       $ 3,000           Dauphin County, 6.90%, 6/1/26             $   3,168,090
         2,500           Montgomery County, 5.00%, 7/15/24             2,336,150
--------------------------------------------------------------------------------
                                                                   $   5,504,240
--------------------------------------------------------------------------------
Hospital -- 10.4%
--------------------------------------------------------------------------------
       $ 5,330           Allegheny County HDA, (St. Francis
                         Medical Center), 5.75%, 5/15/27           $   5,049,855
         2,000           Allegheny County HDA, (Villa St.
                         Joseph), 6.00%, 8/15/28                       1,882,480
         2,240           Allegheny County, IDA, (Presbyterian
                         Medical Center), 6.75%, 2/1/26                2,410,083
         2,000           Dauphin County Hospital Authority,
                         (Community General Osteopathic
                         Hospital), 7.375%, 6/1/16                     2,195,880
         1,150           Horizon Hospital Systems Authority,
                         (Horizon Hospital Systems, Inc.), 6.35%,
                         5/15/26                                       1,196,575
         2,670           Indiana County Hospital Authority,
                         (Indiana Hospital), 7.125%, 7/1/23            2,859,757
         2,550           Monroeville Hospital Authority, (Forbes
                         Health System), 6.25%, 10/1/15                2,524,500
         1,375           Montgomery Hospital Authority,
                         (Montgomery Hospital Medical Center),
                         6.60%, 7/1/10                                 1,441,413
           500           Pennsylvania HEFA, (Allegheny General
                         Hospital), 7.25%, 9/1/17                        500,000
         5,625           Philadelphia HEFA, (Graduate Health
                         System), 6.625%, 7/1/21                       2,137,500
         7,115           Philadelphia HEFA, (Graduate Health
                         System), 7.25%, 7/1/18                        2,703,700
         7,000           Washington County Hospital Authority,
                         (Monongahela Valley Hospital), 6.75%,
                         12/1/08                                       7,519,330
--------------------------------------------------------------------------------
                                                                   $  32,421,073
--------------------------------------------------------------------------------
Housing -- 5.4%
--------------------------------------------------------------------------------
       $ 2,815           Allegheny, SFMR, (Ladies Grand Army),
                         (FHA), 6.35%, 10/1/36                     $   2,996,708

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Housing (continued)
--------------------------------------------------------------------------------
       $ 1,000           Pennsylvania HFA, (AMT), Variable Rate,
                         10/3/23(1)                                $   1,103,750
         2,000           Pennsylvania HFA, SFMR, (AMT), 6.15%,
                         10/1/27                                       2,075,040
         2,250           Pennsylvania HFA, Single Family, (AMT),
                         5.50%, 4/1/29                                 2,214,225
         2,300           Pennsylvania HFA, Single Family, (AMT),
                         5.85%, 10/1/27                                2,347,449
         1,000           Pittsburgh Urban Redevelopment
                         Authority, 7.125%, 4/1/15                     1,036,760
           265           Pittsburgh Urban Redevelopment
                         Authority, 7.45%, 4/1/10                        275,831
         3,295           Pittsburgh Urban Redevelopment
                         Authority, (AMT), 7.10%, 4/1/24               3,554,646
         1,055           Pittsburgh Urban Redevelopment
                         Authority, (AMT), 7.40%, 4/1/24               1,096,272
--------------------------------------------------------------------------------
                                                                   $  16,700,681
--------------------------------------------------------------------------------
Industrial Development Revenue -- 18.3%
--------------------------------------------------------------------------------
       $ 6,450           Butler County IDA, (Witco Corp.), 5.85%,
                         12/1/23                                   $   6,553,329
         1,005           Clearfield County IDA, (Kmart Corp.),
                         6.80%, 5/15/07                                1,050,969
         4,000           Franklin County IDA, (Corning, Inc.),
                         6.25%, 8/1/05                                 4,354,800
        11,000           New Morgan IDA, (New Morgan Landfill),
                         (AMT), 6.50%, 4/1/19                         11,152,899
         9,000           Pennsylvania EDA, (Colver), (AMT),
                         7.125%, 12/1/15                               9,874,619
         5,000           Pennsylvania EDA, (Colver), (AMT),
                         7.15%, 12/1/18                                5,491,650
         4,450           Pennsylvania IDA, (Sun Company), (AMT),
                         7.60%, 12/1/24                                4,938,877
         6,500           Philadelphia IDA, (Refrigerated
                         Enterprises), (AMT), 9.05%, 12/1/19           7,127,380
         5,000           Puerto Rico Port Authority, (American
                         Airlines), (AMT), 6.25%, 6/1/26               5,252,050
       $ 1,105           Shamokin IDA, (Kmart Corp.), 6.70%,
                         7/1/07                                    $   1,151,697
--------------------------------------------------------------------------------
                                                                   $  56,948,270
--------------------------------------------------------------------------------
Insured-Education -- 2.4%
--------------------------------------------------------------------------------
       $ 3,000           Delaware County, (Villanova University),
                         (MBIA), 5.00%, 12/1/28                    $   2,776,410
         1,805           Northeastern, HEFA, (Wyoming Seminary),
                         (MBIA), 4.75%, 10/1/28                        1,591,469
           625           Pennsylvania HEFA, (Bryn Mawr College),
                         (AMBAC), 5.125%, 12/1/29                        587,494
         1,590           Pennsylvania Manor, School District,
                         (FGIC), 5.20%, 6/1/16                         1,561,030
         1,000           State Public School Building Authority,
                         (Westmoreland Community College),
                         (MBIA), 5.25%, 10/15/15                         995,060
--------------------------------------------------------------------------------
                                                                   $   7,511,463
--------------------------------------------------------------------------------
Insured-Electric Utilities -- 6.3%
--------------------------------------------------------------------------------
       $ 4,000           Beaver IDA, (Ohio Edison Co.), (FGIC),
                         7.00%, 6/1/21                             $   4,248,760

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Insured-Electric Utilities (continued)
--------------------------------------------------------------------------------
       $10,000           Beaver IDA, (Ohio Edison Co.), (FGIC),
                         7.05%, 10/1/20                            $  11,221,599
         3,800           Puerto Rico Electric Power Authority,
                         STRIPES, (FSA), Variable Rate, 7/1/02(1)      4,080,250
--------------------------------------------------------------------------------
                                                                      19,550,609
--------------------------------------------------------------------------------
Insured-General Obligations -- 6.2%
--------------------------------------------------------------------------------
       $ 2,500           Butler School District, (FGIC), 4.75%,
                         10/1/22                                   $   2,242,325
         2,170           Elizabeth Forward School District,
                         (MBIA), 0.00%, 9/1/20                           668,859
         2,170           Elizabeth Forward School District,
                         (MBIA), 0.00%, 9/1/21                           629,170
         2,170           Elizabeth Forward School District,
                         (MBIA), 0.00%, 9/1/22                           593,799
         2,170           Elizabeth Forward School District,
                         (MBIA), 0.00%, 9/1/23                           560,337
         2,500           Erie School District, (MBIA), 0.00%,
                         5/1/19                                          839,750
         2,625           Erie School District, (MBIA), 0.00%,
                         5/1/20                                          830,996
         2,625           Erie School District, (MBIA), 0.00%,
                         5/1/21                                          782,355
         3,625           Erie School District, (MBIA), 0.00%,
                         5/1/22                                        1,020,111
         2,365           Harrisburg, (AMBAC), 0.00%, 3/15/17             896,524
         5,175           Hazelton School District, (FGIC), 0.00%,
                         3/1/21                                        1,544,375
         1,000           Hopewell School District, (FSA), 0.00%,
                         9/1/22                                          273,640
         2,000           Hopewell School District, (FSA), 0.00%,
                         9/1/26                                          432,740
         1,430           Mars Area School District, (MBIA),
                         0.00%, 3/1/14                                   653,639
         2,000           McGuffey School District, (AMBAC),
                         4.75%, 8/1/28                                 1,753,720
         3,650           Philadelphia School District, (MBIA),
                         4.75%, 4/1/27                                 3,208,934
         1,000           Ridley School District, (FGIC), 5.00%,
                         11/15/29                                        924,510
           655           Rochester Area School District, (AMBAC),
                         0.00%, 5/1/10                                   381,321
         1,000           Venango County, (AMBAC), 6.30%, 12/1/19       1,054,630
--------------------------------------------------------------------------------
                                                                   $  19,291,735
--------------------------------------------------------------------------------
Insured-Hospital -- 6.8%
--------------------------------------------------------------------------------
       $ 4,550           Allegheny County HDA, (University of
                         Pittsburg Hospital), (MBIA), 5.625%,
                         4/1/27                                    $   4,549,591
         3,750           Allegheny County Hospital Authority,
                         (Magee-Womens Hospital), (FGIC), 0.00%,
                         10/1/15                                       1,562,063
         1,170           Allegheny County, (Children's Hospital
                         of Pittsburgh), (MBIA), 6.75%, 7/1/08         1,201,379
         2,500           Armstrong County Hospital Authority,
                         (Saint Francis Health Care), (AMBAC),
                         6.00%, 8/15/08                                2,632,025
         1,400           Armstrong County Hospital Authority,
                         (Saint Francis Health Care), (AMBAC),
                         6.25%, 6/1/13                                 1,484,700
           775           Carbon County Hospital Authority,
                         (Gnaden Memorial Hospital), (AMBAC),
                         7.00%, 11/15/14                                 816,928
         1,700           Dauphin County Hospital Authority,
                         (Pinnacle Health System), (MBIA), 5.00%,
                         8/15/27                                       1,550,927
         3,000           Delaware County Hospital Authority,
                         (Riddle Memorial Hospital), (FSA),
                         5.00%, 1/1/28                                 2,735,430

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Insured-Hospital (continued)
--------------------------------------------------------------------------------
       $ 1,000           Montgomery County HEFA, (Abington
                         Memorial Hospital) (AMBAC), Variable
                         Rate, 7/5/11(1)                           $   1,122,500
         4,000           Montgomery County HEFA, (Abington
                         Memorial Hospital), (AMBAC), 5.00%,
                         6/1/28                                        3,645,000
--------------------------------------------------------------------------------
                                                                   $  21,300,543
--------------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 0.3%
--------------------------------------------------------------------------------
       $ 1,000           Delaware County, (Philadelphia Water),
                         (AMT), (FGIC), 6.35%, 8/15/25             $   1,067,660
--------------------------------------------------------------------------------
                                                                   $   1,067,660
--------------------------------------------------------------------------------
Insured-Solid Waste -- 1.3%
--------------------------------------------------------------------------------
       $ 4,205           Lancaster County, Solid Waste Management
                         Authority Resources Recovery System,
                         (AMBAC), 5.375%, 12/15/15                 $   4,168,585
--------------------------------------------------------------------------------
                                                                   $   4,168,585
--------------------------------------------------------------------------------
Insured-Special Tax Revenue -- 0.6%
--------------------------------------------------------------------------------
       $ 2,500           Pennsylvania Turnpike Commission Oil
                         Franchise, (AMBAC), Variable Rate,
                         12/1/27(1)(2)                             $   1,928,500
--------------------------------------------------------------------------------
                                                                   $   1,928,500
--------------------------------------------------------------------------------
Insured-Transportation -- 1.1%
--------------------------------------------------------------------------------
       $ 2,000           Allegheny County Port Authority,
                         (Pittsburgh International Airport),
                         (MBIA), (AMT), 5.25%, 1/1/16              $   1,947,340
         2,000           Southeastern Pennsylvania Transit
                         Authority, (FGIC), Variable Rate,
                         3/1/29(1)(2)                                  1,503,360
--------------------------------------------------------------------------------
                                                                   $   3,450,700
--------------------------------------------------------------------------------
Insured-Water and Sewer -- 2.6%
--------------------------------------------------------------------------------
       $ 2,500           Philadelphia Water and Wastewater,
                         (FGIC), Variable Rate, 6/15/12(1)         $   2,621,875
         2,490           Pittsburgh Water and Sewer Authority,
                         (FGIC), 4.75%, 9/1/16                         2,288,584
         3,575           West Mifflin Water and Sewer Authority,
                         (MBIA), 5.00%, 8/1/28                         3,310,057
--------------------------------------------------------------------------------
                                                                   $   8,220,516
--------------------------------------------------------------------------------
Nursing Home -- 3.6%
--------------------------------------------------------------------------------
       $ 1,230           Chartiers Valley IDA, (Beverly
                         Enterprises, Inc.), 5.375%, 6/1/07        $   1,208,340
           250           Clarion County IDA, (Beverly Enterprises
                         Inc.), 5.50%, 5/1/03                            246,053
         1,510           Green County, IDA, (Beverly Enterprises,
                         Inc.), 5.75%, 3/1/13                          1,450,793
         2,000           Grove City, Area Hospital Health
                         Facilities Authority, (Grove Manor),
                         6.625%, 8/15/29                               1,920,820

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Nursing Home (continued)
--------------------------------------------------------------------------------
       $ 3,465           Montgomery IDA, (Advancement of
                         Geriatric Health Care Institute),
                         8.375%, 7/1/23                            $   3,672,900
         1,100           Philadelphia HEFA, (The Philadelphia
                         Protestant Home), 6.50%, 7/1/27               1,132,109
         1,425           Westmoreland County IDA, (Highland
                         Health Systems, Inc.), 9.25%, 6/1/22          1,571,604
--------------------------------------------------------------------------------
                                                                   $  11,202,619
--------------------------------------------------------------------------------
Pooled Loans -- 1.5%
--------------------------------------------------------------------------------
       $ 3,400           Pennsylvania Finance Authority, Beaver
                         County, 6.60%, 11/1/09                    $   3,675,842
           870           Pennsylvania Infrastructure Investment
                         Authority, (Pennvest), 6.80%, 9/1/10      $     939,296
--------------------------------------------------------------------------------
                                                                       4,615,138
--------------------------------------------------------------------------------
Senior Living / Life Care -- 3.5%
--------------------------------------------------------------------------------
       $ 4,050           Delaware County, (White Horse Village),
                         7.50%, 7/1/18                             $   4,320,581
         3,620           Delaware County, HFA, (Mercy Health
                         Corp.), 5.75%, 12/15/22                       3,710,355
         3,060           Hazleton HFA, (Hazelton General
                         Hospital), 5.50%, 7/1/27                      2,853,787
--------------------------------------------------------------------------------
                                                                   $  10,884,723
--------------------------------------------------------------------------------
Transportation -- 0.3%
--------------------------------------------------------------------------------
       $ 1,000           Erie County Airport Revenue, (AMT),
                         5.875%, 7/1/16                            $     981,570
--------------------------------------------------------------------------------
                                                                   $     981,570
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $304,569,208)                                  $ 311,525,605
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1999, 35.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.4% to 15.2%.

(1)  Security has been issued as an inverse floater bond.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

TEXAS MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 100.0%

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Assisted Living -- 3.6%
-------------------------------------------------------------------------------
        $  500           Bell County, Health Facilities, (Care
                         Institute, Inc., Texas), 9.00%, 11/1/24   $    557,695
-------------------------------------------------------------------------------
                                                                   $    557,695
-------------------------------------------------------------------------------
Education -- 2.3%M
-------------------------------------------------------------------------------
        $  375           Houston Higher Education Finance,
                         DRIVERS, (Rice University), Variable
                         Rate, 5/15/23(1)(2)                       $    354,720
-------------------------------------------------------------------------------
                                                                   $    354,720
-------------------------------------------------------------------------------
Electric Utilities -- 4.3%
-------------------------------------------------------------------------------
        $  750           Puerto Rico Electric Power Authority,
                         4.75%, 7/1/24                             $    669,029
-------------------------------------------------------------------------------
                                                                   $    669,029
-------------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.4%
-------------------------------------------------------------------------------
        $  200           Bexar County, Health Facilities, (St.
                         Luke's Lutheran), Escrowed to Maturity,
                         7.00%, 5/1/21                             $    241,572
           100           Harris County, Hospital District,
                         (Memorial), Prerefunded to 6/1/02,
                         7.125%, 6/1/15                                 109,688
           150           Texas National Research Lab Super
                         Collider, Escrowed to Maturity, 6.95%,
                         12/1/12                                        171,948
-------------------------------------------------------------------------------
                                                                   $    523,208
-------------------------------------------------------------------------------
General Obligations -- 22.7%
-------------------------------------------------------------------------------
        $1,000           Bastrop, Independent School District,
                         (PSF), 0.00%, 2/15/13                     $    486,640
         1,500           Grapevine-Colleyville Independent School
                         District, 0.00%, 8/15/25                       345,600
           200           Katy Independent School District, 4.75%,
                         2/15/27                                        176,398
           500           Leander, 6.75%, 8/15/16                        564,015
         1,000           New Braunfels Independent School
                         District, (PSF), 0.00%, 2/1/13                 487,650
           500           North East Independent School District,
                         4.50%, 10/1/28                                 422,940
           690           Texas Veterans' Housing Assistance U.T.,
                         (AMT), 6.70%, 12/1/24                          727,749
           275           Texas Veterans' Housing Assistance U.T.,
                         (AMT), 6.80%, 12/1/23                          291,742
-------------------------------------------------------------------------------
                                                                   $  3,502,734
-------------------------------------------------------------------------------

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Hospital -- 8.6%
-------------------------------------------------------------------------------
        $  190           Bell County, (Heritage Oaks Healthcare),
                         6.70%, 6/1/29                             $    185,197
           330           Denison Hospital Authority, (Texoma
                         Medical Center), 7.10%, 8/15/04                357,225
           500           Tarrant County, (Methodist Health
                         System), 6.00%, 9/1/24                         538,295
           250           Tomball Hospital Authority, (Tomball
                         Regional Hospital), 6.00%, 7/1/29              246,565
-------------------------------------------------------------------------------
                                                                   $  1,327,282
-------------------------------------------------------------------------------
Housing -- 22.4%
-------------------------------------------------------------------------------
        $   75           Bexar County, HFC, 8.10%, 3/1/24          $     78,331
           200           Bexar County, HFC, (North Knoll
                         Apartments), 5.90%, 4/1/37                     194,680
           490           Dallas, HFC, (GNMA), 7.95%, 12/1/23            510,502
            10           North Central County, HFC, (GNMA),
                         7.875%, 10/1/22                                 10,375
           500           Texas Department of Housing and
                         Community Affairs, (AMT), 5.50%, 1/1/21        503,770
           500           Texas Department of Housing and
                         Community Affairs, (Meadow Ridge
                         Apartments), (AMT), 5.55%, 8/1/30              504,095
           500           Texas Department of Housing and
                         Community Affairs, (NHP
                         Foundation-Asmara), 6.40%, 1/1/27              528,570
           500           Texas Department of Housing and
                         Community Affairs, (Pebble Brook
                         Apartments), (AMT), 5.50%, 12/1/18             507,125
           585           Travis County, HFC, (GNMA) (FNMA),
                         7.05%, 12/1/25                                 616,847
-------------------------------------------------------------------------------
                                                                   $  3,454,295
-------------------------------------------------------------------------------
Industrial Development Revenue -- 7.0%
-------------------------------------------------------------------------------
        $  250           Abia Dev. Corp., (Austin Cargoport),
                         9.25%, 10/1/21                            $    277,843
           265           Gulf Coast Waste Disposal Authority,
                         (Champion International), (AMT), 7.25%,
                         4/1/17                                         282,835
           500           Trinity River Authority, (Texas
                         Instruments), (AMT), 6.20%, 3/1/20             524,190
-------------------------------------------------------------------------------
                                                                   $  1,084,868
-------------------------------------------------------------------------------
Insured-Electric Utilities -- 4.8%
-------------------------------------------------------------------------------
        $  500           Brazos River Authority, TX, (Houston
                         Lighting and Power Co.), (AMBAC), (AMT),
                         5.05%, 11/1/18                            $    474,865
           500           Lower Colorado River Authority Junior
                         Lien, (FGIC), 0.00%, 1/1/12                    259,850
-------------------------------------------------------------------------------
                                                                   $    734,715
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TEXAS MUNICIPALS PORTFOLIO AS OF JULY 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

  PRINCIPAL AMOUNT
   (000'S OMITTED)       SECURITY                                  VALUE
-------------------------------------------------------------------------------
Insured-Hospital -- 7.0%
-------------------------------------------------------------------------------
        $  500           Harris County, HFC, (Hermann Hospital),
                         (MBIA), 6.375%, 10/1/24                   $    548,805
           500           Tyler County, HFC, (Mother Frances
                         Hospital), (FGIC), 6.50%, 7/1/22               534,195
-------------------------------------------------------------------------------
                                                                   $  1,083,000
-------------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.9%
-------------------------------------------------------------------------------
        $  350           Puerto Rico Infrastructure Financing
                         Authority, (AMBAC), Variable Rate,
                         7/1/28(1)                                 $    291,043
-------------------------------------------------------------------------------
                                                                   $    291,043
-------------------------------------------------------------------------------
Insured-Utilities -- 7.5%
-------------------------------------------------------------------------------
        $1,000           Austin, Combined Utility, (AMBAC),
                         6.75%, 11/15/12                           $  1,159,349
-------------------------------------------------------------------------------
                                                                   $  1,159,349
-------------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.7%
-------------------------------------------------------------------------------
        $  250           Rio Grande, Independent School District
                         Lease, 6.75%, 7/15/10                     $    267,000
-------------------------------------------------------------------------------
                                                                   $    267,000
-------------------------------------------------------------------------------
Utilities - Electrical and Gas -- 2.8%
-------------------------------------------------------------------------------
        $  500           San Antonio, Electric and Natural Gas
                         Revenue, 4.50%, 2/1/21                    $    431,455
-------------------------------------------------------------------------------
                                                                   $    431,455
-------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $14,830,737)                                   $ 15,440,393
-------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

HFC - Housing Finance Corporation

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1999, 21.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 3.6% to 12.5% of total investments.

(1)  Security has been issued as an inverse floater bond.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JULY 31, 1999

                                  ARIZONA PORTFOLIO  COLORADO PORTFOLIO  CONNECTICUT PORTFOLIO  MICHIGAN PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $     89,483,162   $      36,443,369   $        149,320,769   $     103,767,276
   Unrealized appreciation               4,166,923           1,007,476              5,589,410           4,197,066
------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $     93,650,085   $      37,450,845   $        154,910,179   $     107,964,342
------------------------------------------------------------------------------------------------------------------
Cash                              $             --   $              --   $          1,258,243   $          48,382
Receivable for investments sold                 --              35,461                     --                  --
Interest receivable                        915,084             446,783              1,741,604           1,460,547
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $     94,565,169   $      37,933,089   $        157,910,026   $     109,473,271
------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------
Due to bank                       $         25,115   $          51,656   $                 --   $              --
Demand note payable                        200,000                  --                     --                  --
Payable to affiliate for
   Trustees' fees                               --                   6                    190                  --
Other accrued expenses                       6,766               7,360                 16,248               9,919
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $        231,881   $          59,022   $             16,438   $           9,919
------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                      $     94,333,288   $      37,874,067   $        157,893,588   $     109,463,352
------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals  $     90,166,365   $      36,866,591   $        152,304,178   $     105,266,286
Net unrealized appreciation
   (computed on the basis of
   identified cost)                      4,166,923           1,007,476              5,589,410           4,197,066
------------------------------------------------------------------------------------------------------------------
TOTAL                             $     94,333,288   $      37,874,067   $        157,893,588   $     109,463,352
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JULY 31, 1999

                                  MINNESOTA PORTFOLIO  NEW JERSEY PORTFOLIO  PENNSYLVANIA PORTFOLIO  TEXAS PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $       57,131,192   $       292,825,477   $        304,569,208    $   14,830,737
   Unrealized appreciation                 2,728,875            13,752,493              6,956,397           609,656
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $       59,860,067   $       306,577,970   $        311,525,605    $   15,440,393
--------------------------------------------------------------------------------------------------------------------
Cash                              $        1,296,947   $                --   $                 --    $      113,835
Receivable for investments sold               20,000                    --                 30,000                --
Interest receivable                          725,659             3,741,489              4,292,411           212,154
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $       61,902,673   $       310,319,459   $        315,848,016    $   15,766,382
--------------------------------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------------------------------
Payable for when-issued
   securities                     $        1,500,933   $                --   $                 --    $           --
Demand note payable                               --               900,000                900,000                --
Due to bank                                       --                57,990                 63,017                --
Payable to affiliate for
   Trustees' fees                                495                   198                     --                --
Other accrued expenses                         8,377                27,864                 11,708             1,230
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $        1,509,805   $           986,052   $            974,725    $        1,230
--------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                      $       60,392,868   $       309,333,407   $        314,873,291    $   15,765,152
--------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals  $       57,663,993   $       295,580,914   $        307,916,894    $   15,155,496
Net unrealized appreciation
   (computed on the basis of
   identified cost)                        2,728,875            13,752,493              6,956,397           609,656
--------------------------------------------------------------------------------------------------------------------
TOTAL                             $       60,392,868   $       309,333,407   $        314,873,291    $   15,765,152
--------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1999

                                  ARIZONA PORTFOLIO    COLORADO PORTFOLIO    CONNECTICUT PORTFOLIO    MICHIGAN PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------------
Interest                          $       5,809,056    $        2,288,094    $           9,315,502    $        6,820,667
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME           $       5,809,056    $        2,288,094    $           9,315,502    $        6,820,667
-------------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------------
Investment adviser fee            $         386,713    $           94,915    $             681,988    $          477,860
Trustees fees and expenses                   11,416                 2,252                   16,589                11,416
Custodian fee                                56,035                31,070                   82,024                68,143
Legal and accounting services                25,516                19,943                   26,242                26,017
Miscellaneous                                20,925                 8,701                    9,320                22,608
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $         500,605    $          156,881    $             816,163    $          606,044
-------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee     $          10,309    $           15,739    $              26,891    $           15,327
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS          $          10,309    $           15,739    $              26,891    $           15,327
-------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                      $         490,296    $          141,142    $             789,272    $          590,717
-------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $       5,318,760    $        2,146,952    $           8,526,230    $        6,229,950
-------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $       1,691,721    $          766,484    $           1,248,465    $        2,187,074
   Financial futures contracts              (69,065)                4,864                  (12,636)               30,318
   Options                                       --                39,791                  199,446                    --
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN                 $       1,622,656    $          811,139    $           1,435,275    $        2,217,392
-------------------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified cost
      basis)                      $      (4,991,842)   $       (2,291,100)   $          (5,186,083)   $       (6,721,063)
   Financial futures contracts               30,843                 1,935                    8,127                34,736
-------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $      (4,960,999)   $       (2,289,165)   $          (5,177,956)   $       (6,686,327)
-------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS  $      (3,338,343)   $       (1,478,026)   $          (3,742,681)   $       (4,468,935)
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                     $       1,980,417    $          668,926    $           4,783,549    $        1,761,015
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1999

                                  MINNESOTA PORTFOLIO    NEW JERSEY PORTFOLIO    PENNSYLVANIA PORTFOLIO    TEXAS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------------------------------
Interest                          $         3,776,714    $         19,527,919    $           20,690,242    $       987,080
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME           $         3,776,714    $         19,527,919    $           20,690,242    $       987,080
---------------------------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------------------------
Investment adviser fee            $           217,205    $          1,481,949    $            1,558,973    $        26,732
Trustees fees and expenses                      9,395                  25,838                    25,379                452
Custodian fee                                  39,611                 157,661                   186,114             14,986
Legal and accounting services                  23,746                  38,343                    38,117             17,817
Miscellaneous                                  13,942                  44,230                    49,633              5,478
---------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $           303,899    $          1,748,021    $            1,858,216    $        65,465
---------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee     $            12,061    $             34,765    $              119,854    $         5,457
---------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS          $            12,061    $             34,765    $              119,854    $         5,457
---------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                      $           291,838    $          1,713,256    $            1,738,362    $        60,008
---------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $         3,484,876    $         17,814,663    $           18,951,880    $       927,072
---------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $           753,339    $          6,342,302    $            5,782,186    $       329,438
   Financial futures contracts                 95,090                 740,361                    85,296                 --
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN                 $           848,429    $          7,082,663    $            5,867,482    $       329,438
---------------------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified cost
      basis)                      $        (3,114,319)   $        (19,108,966)   $          (18,419,989)   $      (862,443)
   Financial futures contracts                 11,880                  59,400                    98,076                 --
---------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $        (3,102,439)   $        (19,049,566)   $          (18,321,913)   $      (862,443)
---------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS  $        (2,254,010)   $        (11,966,903)   $          (12,454,431)   $      (533,005)
---------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                     $         1,230,866    $          5,847,760    $            6,497,449    $       394,067
---------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1999

Increase (Decrease) in Net
Assets                          ARIZONA PORTFOLIO    COLORADO PORTFOLIO    CONNECTICUT PORTFOLIO    MICHIGAN PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income           $  5,318,760          $ 2,146,952            $  8,526,230            $  6,229,950
   Net realized gain                  1,622,656              811,139               1,435,275               2,217,392
   Net change in unrealized
      appreciation
      (depreciation)                 (4,960,999)          (2,289,165)             (5,177,956)             (6,686,327)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                 $  1,980,417          $   668,926            $  4,783,549            $  1,761,015
-----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                   $ 13,039,976          $ 3,990,873            $ 15,311,591            $  5,494,726
   Withdrawals                      (23,779,211)          (6,586,932)            (27,156,440)            (28,028,857)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS       $(10,739,235)         $(2,596,059)           $(11,844,849)           $(22,534,131)
-----------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS         $ (8,758,818)         $(1,927,133)           $ (7,061,300)           $(20,773,116)
-----------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------
At beginning of year               $103,092,106          $39,801,200            $164,954,888            $130,236,468
-----------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                     $ 94,333,288          $37,874,067            $157,893,588            $109,463,352
-----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1999

Increase (Decrease) in Net
Assets                          MINNESOTA PORTFOLIO    NEW JERSEY PORTFOLIO    PENNSYLVANIA PORTFOLIO    TEXAS PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $  3,484,876            $ 17,814,663             $ 18,951,880           $   927,072
   Net realized gain                     848,429               7,082,663                5,867,482               329,438
   Net change in unrealized
      appreciation
      (depreciation)                  (3,102,439)            (19,049,566)             (18,321,913)             (862,443)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                  $  1,230,866            $  5,847,760             $  6,497,449           $   394,067
-------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                    $  6,142,642            $ 37,233,317             $ 25,746,805           $   980,095
   Withdrawals                       (13,964,317)            (62,376,808)             (76,902,838)           (3,446,497)
-------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS        $ (7,821,675)           $(25,143,491)            $(51,156,033)          $(2,466,402)
-------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS          $ (6,590,809)           $(19,295,731)            $(44,658,584)          $(2,072,335)
-------------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------------
At beginning of year                $ 66,983,677            $328,629,138             $359,531,875           $17,837,487
-------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                      $ 60,392,868            $309,333,407             $314,873,291           $15,765,152
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1998

Increase (Decrease) in Net Assets         ARIZONA PORTFOLIO    COLORADO PORTFOLIO    CONNECTICUT PORTFOLIO    MICHIGAN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                     $  5,610,913          $ 2,226,153            $  8,810,104            $  7,237,297
   Net realized gain (loss)                     2,209,801              468,233                (472,006)              2,386,197
   Net change in unrealized appreciation
      (depreciation)                             (945,220)            (390,688)              1,757,677              (1,160,625)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $  6,875,494          $ 2,303,698            $ 10,095,775            $  8,462,869
---------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $  8,495,182          $ 4,707,220            $  9,761,887            $  5,251,473
   Withdrawals                                (24,750,363)          (9,834,162)            (29,880,364)            (33,701,520)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                              $(16,255,181)         $(5,126,942)           $(20,118,477)           $(28,450,047)
---------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                   $ (9,379,687)         $(2,823,244)           $(10,022,702)           $(19,987,178)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------------------------
At beginning of year                         $112,471,793          $42,624,444            $174,977,590            $150,223,646
---------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                               $103,092,106          $39,801,200            $164,954,888            $130,236,468
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1998

Increase (Decrease) in Net Assets         MINNESOTA PORTFOLIO    NEW JERSEY PORTFOLIO    PENNSYLVANIA PORTFOLIO    TEXAS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                      $  3,612,278            $ 18,732,197             $ 21,632,540           $ 1,099,441
   Net realized gain                               701,035               1,707,025                2,080,757               476,323
   Net change in unrealized appreciation
      (depreciation)                              (236,413)                983,456               (7,214,291)             (276,213)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                 $  4,076,900            $ 21,422,678             $ 16,499,006           $ 1,299,551
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                              $  4,912,748            $ 28,452,460             $ 23,151,071           $   710,511
   Withdrawals                                 (12,679,645)            (74,018,070)             (82,338,942)           (5,848,716)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                               $ (7,766,897)           $(45,565,610)            $(59,187,871)          $(5,138,205)
-----------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                    $ (3,689,997)           $(24,142,932)            $(42,688,865)          $(3,838,654)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                          $ 70,673,674            $352,772,070             $402,220,740           $21,676,141
-----------------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                $ 66,983,677            $328,629,138             $359,531,875           $17,837,487
-----------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                   ARIZONA PORTFOLIO
                                           -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                           -----------------------------------------------------------------
                                             1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------
Expenses(1)                                    0.49%         0.50%         0.50%         0.51%         0.52%
Expenses after custodian fee reduction         0.48%         0.48%         0.49%         0.50%           --
Net investment income                          5.21%         5.27%         5.56%         5.53%         5.81%
Portfolio Turnover                               38%           23%           10%           18%           22%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)    $ 94,333     $ 103,092     $ 112,472     $ 129,862     $ 144,521
------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                COLORADO PORTFOLIO
                                           -------------------------------------------------------------
                                                                YEAR ENDED JULY 31,
                                           -------------------------------------------------------------
                                             1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
--------------------------------------------------------------------------------------------------------
Net expenses(1)                                0.39%        0.40%        0.40%        0.40%        0.25%
Net expenses after custodian fee
   reduction                                   0.35%        0.37%        0.36%        0.36%          --
Net investment income                          5.36%        5.49%        5.86%        5.75%        6.05%
Portfolio Turnover                               33%          18%          14%          53%          52%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)    $ 37,874     $ 39,801     $ 42,624     $ 45,416     $ 46,077
--------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:
Expenses(1)                                                                           0.42%        0.40%
Expenses after custodian fee reduction                                                0.38%          --
Net investment income                                                                 5.73%        5.90%
--------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 CONNECTICUT PORTFOLIO
                                           ------------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                           ------------------------------------------------------------------
                                              1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.50%         0.51%         0.53%         0.52%         0.53%
Expenses after custodian fee reduction          0.48%         0.50%         0.53%         0.50%           --
Net investment income                           5.15%         5.20%         5.50%         5.49%         5.77%
Portfolio Turnover                                18%            7%           11%           23%           29%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)    $ 157,894     $ 164,955     $ 174,978     $ 187,617     $ 195,276
-------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                   MICHIGAN PORTFOLIO
                                           ------------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                           ------------------------------------------------------------------
                                              1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.49%         0.50%         0.52%         0.54%         0.48%
Expenses after custodian fee reduction          0.48%         0.48%         0.50%         0.52%           --
Net investment income                           5.10%         5.19%         5.45%         5.50%         5.85%
Portfolio Turnover                                31%           26%           16%           49%           54%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)    $ 109,463     $ 130,236     $ 150,224     $ 173,465     $ 191,263
-------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                MINNESOTA PORTFOLIO
                                           -------------------------------------------------------------
                                                                YEAR ENDED JULY 31,
                                           -------------------------------------------------------------
                                             1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
--------------------------------------------------------------------------------------------------------
Expenses(1)                                    0.46%        0.47%        0.47%        0.48%        0.47%
Expenses after custodian fee reduction         0.44%        0.45%        0.44%        0.46%          --
Net investment income                          5.28%        5.28%        5.71%        5.69%        5.83%
Portfolio Turnover                               19%          23%          22%          45%          76%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)    $ 60,393     $ 66,984     $ 70,674     $ 76,090     $ 82,968
--------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                  NEW JERSEY PORTFOLIO
                                           ------------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                           ------------------------------------------------------------------
                                              1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.53%         0.54%         0.54%         0.53%         0.52%
Expenses after custodian fee reduction          0.52%         0.52%         0.52%         0.52%           --
Net investment income                           5.39%         5.52%         5.84%         5.82%         5.96%
Portfolio Turnover                                32%           14%           24%           39%           54%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)    $ 309,333     $ 328,629     $ 352,772     $ 386,244     $ 411,038
-------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 PENNSYLVANIA PORTFOLIO
                                           ------------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                           ------------------------------------------------------------------
                                              1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-------------------------------------------------------------------------------------------------------------
Expenses(1)                                     0.54%         0.54%         0.55%         0.54%         0.49%
Expenses after custodian fee reduction          0.50%         0.50%         0.51%         0.50%           --
Net investment income                           5.49%         5.66%         5.96%         5.90%         6.02%
Portfolio Turnover                                27%           13%           17%           30%           44%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)    $ 314,873     $ 359,532     $ 402,221     $ 448,182     $ 502,250
-------------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                  TEXAS PORTFOLIO
                                           -------------------------------------------------------------
                                                                YEAR ENDED JULY 31,
                                           -------------------------------------------------------------
                                             1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
--------------------------------------------------------------------------------------------------------
Net expenses(1)                                0.39%        0.38%        0.37%        0.32%        0.08%
Net expenses after custodian fee
   reduction                                   0.36%        0.35%        0.35%        0.27%          --
Net investment income                          5.50%        5.58%        5.79%        5.81%        6.20%
Portfolio Turnover                               55%          17%          17%          39%          49%
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)    $ 15,765     $ 17,837     $ 21,676     $ 24,367     $ 28,227
--------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:
Expenses(1)                                                                           0.42%        0.35%
Expenses after custodian fee reduction                                                0.37%          --
Net investment income                                                                 5.71%        5.93%
--------------------------------------------------------------------------------------------------------

(1) The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the year ended July 31, 1995 has not been adjusted to reflect this change.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio), Pennsylvania Municipals Portfolio (Pennsylvania Portfolio) and Texas Municipals Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

 C Federal Income Taxes -- The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 F When-issued and Delayed Delivery
  Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Other -- Investment transactions are accounted for on a trade date basis.

 H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

 I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended July 31, 1999, each Portfolio paid advisory fees as follows:

PORTFOLIO                                   AMOUNT      EFFECTIVE RATE*
-----------------------------------------------------------------------
Arizona                                   $   386,713         0.38%
Colorado                                       94,915         0.24%
Connecticut                                   681,988         0.41%
Michigan                                      477,860         0.39%
Minnesota                                     217,205         0.33%
New Jersey                                  1,481,949         0.45%
Pennsylvania                                1,558,973         0.45%
Texas                                          26,732         0.16%

*    Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1999, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended July 31, 1999 were as follows:

ARIZONA PORTFOLIO
-------------------------------------------------------
Purchases                                 $  37,865,471
Sales                                        43,011,588


COLORADO PORTFOLIO
-------------------------------------------------------
Purchases                                 $  12,878,234
Sales                                        13,562,553

CONNECTICUT PORTFOLIO
-------------------------------------------------------
Purchases                                 $  29,185,192
Sales                                        32,911,750

MICHIGAN PORTFOLIO
-------------------------------------------------------
Purchases                                 $  37,953,141
Sales                                        56,397,404

MINNESOTA PORTFOLIO
-------------------------------------------------------
Purchases                                 $  12,489,907
Sales                                        16,434,221

NEW JERSEY PORTFOLIO
-------------------------------------------------------
Purchases                                 $ 103,679,221
Sales                                       110,582,448

PENNSYLVANIA PORTFOLIO
-------------------------------------------------------
Purchases                                 $  91,876,726
Sales                                       121,543,776

TEXAS PORTFOLIO
-------------------------------------------------------
Purchases                                 $   9,184,002
Sales                                        10,745,861

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at July 31, 1999, as computed on a federal income tax basis, are as follows:

ARIZONA PORTFOLIO
-------------------------------------------------------
AGGREGATE COST                            $  89,483,162
-------------------------------------------------------
Gross unrealized appreciation             $   5,523,875
Gross unrealized depreciation             $  (1,356,952)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $   4,166,923
-------------------------------------------------------

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

COLORADO PORTFOLIO
-------------------------------------------------------
AGGREGATE COST                            $  36,443,369
-------------------------------------------------------
Gross unrealized appreciation             $   1,654,028
Gross unrealized depreciation                  (646,552)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $   1,007,476
-------------------------------------------------------


CONNECTICUT PORTFOLIO
-------------------------------------------------------
AGGREGATE COST                            $ 149,320,769
-------------------------------------------------------
Gross unrealized appreciation             $   7,043,939
Gross unrealized depreciation                (1,454,529)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $   5,589,410
-------------------------------------------------------

MICHIGAN PORTFOLIO
-------------------------------------------------------
AGGREGATE COST                            $ 103,767,276
-------------------------------------------------------
Gross unrealized appreciation             $   5,729,431
Gross unrealized depreciation                (1,532,365)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $   4,197,066
-------------------------------------------------------

MINNESOTA PORTFOLIO
-------------------------------------------------------
AGGREGATE COST                            $  57,131,192
-------------------------------------------------------
Gross unrealized appreciation             $   3,121,710
Gross unrealized depreciation                  (392,835)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $   2,728,875
-------------------------------------------------------

NEW JERSEY PORTFOLIO
-------------------------------------------------------
AGGREGATE COST                            $ 292,856,660
-------------------------------------------------------
Gross unrealized appreciation             $  18,735,537
Gross unrealized depreciation                (5,014,227)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $  13,721,310
-------------------------------------------------------

PENNSYLVANIA PORTFOLIO
-------------------------------------------------------
AGGREGATE COST                            $ 304,569,208
-------------------------------------------------------
Gross unrealized appreciation             $  17,886,078
Gross unrealized depreciation               (10,929,681)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $   6,956,397
-------------------------------------------------------

TEXAS PORTFOLIO
-------------------------------------------------------
AGGREGATE COST                            $  14,830,737
-------------------------------------------------------
Gross unrealized appreciation             $     824,688
Gross unrealized depreciation                  (215,032)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $     609,656
-------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $130 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At July 31, 1999, the Arizona Portfolio, New Jersey Portfolio, and Pennsylvania Portfolio had balances outstanding pursuant to this line of credit of $200,000, $900,000 and $900,000 respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended July 31, 1999.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At July 31, 1999, there were no outstanding obligations under these financial instruments.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 1999

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF ARIZONA MUNICIPALS PORTFOLIO, COLORADO MUNICIPALS PORTFOLIO, CONNECTICUT MUNICIPALS PORTFOLIO, MICHIGAN MUNICIPALS PORTFOLIO, MINNESOTA MUNICIPALS PORTFOLIO, NEW JERSEY MUNICIPALS PORTFOLIO, PENNSYLVANIA MUNICIPALS PORTFOLIO AND TEXAS MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio as of July 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1999 and 1998 and supplementary data for each of the years in the five year period ended July 31, 1999. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio at July 31, 1999, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP
                         Boston, Massachusetts
                         September 3, 1999

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 1999

MANAGEMENT

EATON VANCE MUNICIPALS FUNDS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

MUNICIPALS PORTFOLIOS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and Portfolio
Manager of Colorado and
Connecticut Municipals Portfolios

Timothy T. Browse
Vice President and Portfolio
Manager of Michigan
and Pennsylvania
Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio
Manager of Arizona
Municipals Portfolio

Robert B. MacIntosh
Vice President and Portfolio
Manager of Minnesota and New
Jersey Municipals Portfolios

Thomas M. Metzold
Vice President and Portfolio
Manager of Texas
Municipals Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

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
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
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

INVESTMENT ADVISER OF
THE PORTFOLIOS
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF THE FUNDS
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109


CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



EATON VANCE MUNICIPALS TRUST
The Eaton Vance Building
255 State Street
Boston, MA 02109



--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
2-2253-9/99                                                           8CSRC-9/99